GT Global
Allocator

A VARIABLE ANNUITY ISSUED
BY SECURITY EQUITY LIFE
INSURANCE COMPANY

ANNUAL REPORT
DECEMBER 31, 1998

TABLE
OF CONTENTS

Reports on the
Funds................          1

Funds'
Financial
Statements...........         F1

Portfolio  holdings and views of
the Funds' managers described in
this annual report are as of the
date  of   the  report,   unless
otherwise noted, and are subject
to change.

GT GLOBAL
VARIABLE AMERICA FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE             WITHOUT        WITH APPLICABLE
ANNUALIZED     SURRENDER CHARGE    SURRENDER CHARGE
1 Year               6.60%              -0.40%
5 Years             15.39%              15.06%
Life of Fund        15.34%              15.16%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year               8.09%
5 Years             17.02%
Life of Fund        16.96%

PERFORMANCE

The Fund's performance fluctuated considerably during a very volatile market. Like the entire mid-cap stock market, the Fund was hard hit during a deep sell-off in August. However, the Fund rallied significantly between October 8, when many markets hit their low for 1998, and the close of the fiscal year. The Fund's total return for the fiscal year ending December 31, 1998, was 8.09%. Comparatively, the Russell Midcap Index had a return of 10.10% for the same period.

MARKET REVIEW

As the fiscal year opened, concern about Asia's financial difficulties was widespread. The midsize company stocks in which the Fund invests were especially out of favor as uneasy investors sought the relative safety of blue chip stocks. Markets rallied in the spring as investors seemed to shrug off Asian worries. For the first half of the fiscal year, the Fund produced solid returns. The latter half of the fiscal year was even more volatile. A much-noted summer rally took many stock indexes to all-time highs by mid-July, but mid-cap stocks did not really participate.

In August, another wave of concern washed over markets. Its causes were multiple: the seemingly intractable Asian downturn, a default on Russian government debt, the collapse of some highly leveraged hedge funds, and recognition that domestic corporate profit growth was slipping after several years of robust growth. The market downturn that ensued eventually involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise.

Late in the fiscal year amid evidence of a possible credit crunch both here and abroad, the Federal Reserve Board (the Fed) shifted its focus from inflation fighting to providing liquidity and supporting markets. In three steps, it lowered the short-term target federal funds rate from 5.50% to 4.75%, and equity markets rallied in response. In the short run at least, the Fed appeared to have assured investors that it would intervene to forestall a recession.

Mid-cap stocks finished the year lower than their large-cap counterparts. The tumble in mid-cap markets this fiscal year offered a great buying opportunity for the Fund, as many growth-oriented stocks were available at a significant discount.

OUTLOOK

We are optimistic that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2.0% range, so low inflation and low interest rates should continue. The challenge will be earnings. With global markets in or near recession and the U.S. economy expanding more slowly, companies will find it harder to produce earnings growth. There is clearly added risk until the Asian and Latin American situations stabilize.

We believe there are several reasons for optimism about mid-cap stocks. Valuations of the stocks in the mid-cap sector are significantly lower than in the large-cap sector. These mid-cap stocks also offer some refuge because they tend to have less international exposure. In addition, smaller-company stocks historically do better than large-company stocks when the Fed eases monetary policy, and we were encouraged to note that this was true after the Fed began lowering interest rates in 1998. Although this is much too short a period in which to identify a market trend, from the Fed's first interest rate cut September 29 through the December 31 close of the fiscal year, mid-caps did outperform large-caps. Of course, a favorable environment for smaller-company stocks bodes well for the Fund.

PERFORMANCE SUMMARY

[GRAPH]


-------------------------------------------
            GT Global Variable    Russell
               America Fund    Midcap Index
-------------------------------------------
2/10/93         $10,000           $10,000
  12/93         $11,467           $11,513
  12/94         $13,632           $11,196
  12/95         $17,090           $15,061
  12/96         $20,260           $18,209
  12/97         $23,276           $22,219
  12/98         $25,159           $25,451
-------------------------------------------

The chart above shows the performance of the Fund since inception compared to the Russell Midcap Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The Russell Midcap Index is composed of the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
VARIABLE EMERGING MARKETS FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: July 5, 1994


DIVISION PERFORMANCE

AVERAGE                  WITHOUT             WITH APPLICABLE
ANNUALIZED          SURRENDER CHARGE         SURRENDER CHARGE
1 Year                   -37.77%                  -42.13%
Life of Fund             -10.09%                  -10.70%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                   -36.90%
Life of Fund              -8.83%

PERFORMANCE

The Fund faced a very challenging environment during 1998. Asia continued to deteriorate; short periods of optimism were overshadowed by poor earnings reports and by concerns about the slow pace of bank reform in Japan. Then a new shock to the world's markets came in August, when Russia attempted to stabilize its banking system by floating the ruble and suspending repayment of much of its foreign debt.

Concerns about the Asian and Russian financial crises caused investors to turn away from emerging markets in droves. Latin America, in particular, suffered from investor flight and the associated increase in interest rates.

Results for the fiscal year ended December 31, 1998 were quite disappointing. Total return was -36.90%, compared to the MSCI Emerging Markets Free Index's return of -27.52% and the -21.84% return of the IFC Investable Composite.

MARKET REVIEW

During 1998, we attempted to concentrate the portfolio in the markets and stocks where we were most confident about the growth and valuation outlook. We deliberately reduced the breadth of holdings, drastically reducing our exposure to Russia and eliminating exposure to such highly unstable markets as Pakistan, Sri Lanka, the Philippines, Thailand, and Malaysia.

We favored Latin America, based on our belief in the region's long-term potential. Unfortunately, Latin America remained in the doldrums for the last half of the year, despite a substantial aid package from the International Monetary Fund. In contrast, many Asian markets made a surprise (though short-lived) comeback during the fall. Our overweighting in Latin American and underweighting in Asia contributed to the Fund's relatively disappointing numbers.

In Brazil, we focused on a number of privatization candidates. Many of the larger utilities in Brazil appear undervalued given the strong medium-term growth prospects for the economy. We also emphasized oil and natural resource stocks because they benefit from U.S. dollar revenues and from privatization efforts, which should encourage greater operating efficiency.

Our second largest country allocation was to Mexico, which we believe will show relatively stable economic growth into 1999. We focused on blue chips as well as stocks that stand to benefit from the large devaluation of the peso.

One of the advantages of a global emerging markets portfolio is its diversity. We were able to find opportunities in some of the world's smaller markets. For instance, Egypt has demonstrated relatively strong growth, falling interest rates, a decline in inflation, and attractive valuations. We also raised our weighting in Greece, which has made major strides in economic and fiscal reform in hopes of gaining admittance to Europe's Economic and Monetary Union (EMU).

OUTLOOK

Although we expect growth to be disappointing over the next year, we believe that emerging markets continue to offer a long-term investment option for the most aggressive investors. The fundamentals driving growth in emerging markets are still there: consumption, industrialization, a maturing financial services industry, and continuing investment in infrastructure.

Emerging markets potentially can offer earnings growth rates that exceed those in developed countries, often at considerably discounted valuations. However, there are also many more risks and uncertainties associated with this type of investment. We urge you to read your Fund's prospectus for more information about its objectives, strategies, and risks.

PERFORMANCE SUMMARY

[GRAPH]


------------------------------------------------------------------
             GT Global
         Variable Emerging  IFC Investable    MSCI Emerging
            Markets Fund   Composite Index  Markets Free Index
------------------------------------------------------------------
6/30/94         $10,000        $10,000         $10,000
  12/94         $10,012        $10,308         $10,273
   6/95          $9,398         $9,561          $9,936
  12/95          $9,257         $9,440          $9,739
   6/96         $11,614        $10,590         $10,777
  12/96         $12,133        $10,324         $10,326
   6/97         $13,899        $11,987         $12,159
  12/97         $10,464         $8,803          $9,129
   6/98          $8,596         $7,421          $7,408
  12/98          $6,603         $6,867          $6,819
------------------------------------------------------------------

The chart above shows the performance of the Fund since inception (7/5/94) compared to the various indexes for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses, but not charges and expenses of the separate account. Please note that results for the IFCI Composite Index are for the period 6/30/94 to 12/31/98. Past performance is no guarantee of comparable future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The MSCI Emerging Markets Free Index is a group of unmanaged securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors. The IFC Investable Composite index is a market value-weighted average of the performance of the securities listed on the exchange of 29 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
VARIABLE EUROPE FUND

TOTAL RETURN THROUGH DECEMBER 31, 1998
Inception date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT             WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE         SURRENDER CHARGE
1 Year                        14.37%                    7.37%
5 Years                       12.07%                   11.69%
Life of Fund                  14.60%                   14.42%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        15.98%
5 Years                       13.65%
Life of Fund                  16.21%

PERFORMANCE

While 1998 was indeed a roller-coaster year for most world markets, Europe was still one of the best places to be invested. For the fiscal year ended December 31, 1998, the Fund's total return was 15.98%. In comparison, the Morgan Stanley Capital International (MSCI) Europe Index returned 28.53%.

Despite the lag in the Fund's return relative to the index, the Fund made tremendous strides toward the close of the reporting period. From the market low on October 8 to the end of the fiscal year, the Fund returned 31.83%. In comparison, the MSCI Europe Index returned 25.77% over the same period.

MARKET REVIEW

Europe was the relative calm spot during a stormy year throughout much of the world. Weaker demand from Asia continued to affect corporate profits around the globe. In August, Russia devalued the ruble and suspended repayment of much of its foreign debt, creating another round of losses, particularly in the financial industry. But while the waters did get a little choppy in Europe, overall the region was spared catastrophe.

European companies continued to show superior earnings growth compared to their U.S. counterparts. At the same time, their shares are available at cheaper prices, making them an excellent value for investors. Even though Europe was affected by the summer's global downturn, the major long-term themes driving growth in the region have sheltered it somewhat from the extreme losses felt in other parts of the world. A third-quarter sell-off by nervous investors put a damper on returns, but the global markets almost completely recovered during the fourth quarter.

In early December, markets soared when the countries preparing to enter Europe's Economic and Monetary Union (EMU) participated in a coordinated interest-rate cut. Ten of the 11 EMU countries cut rates to 3%. The Bank of Italy cut its rate to 3.5%. The United Kingdom, which is not participating in the EMU launch, also cut rates significantly. The interest-rate cuts were executed in hopes of aligning monetary policy among nations in the EMU.

OUTLOOK

With the introduction of the euro, early 1999 may exhibit a certain degree of volatility. For instance, markets could react to possible tension between politicians wanting further interest-rate cuts and the European Central Bank wanting to be cautious. There is also some question about how strong the euro should be relative to the U.S. dollar, and there may be some volatility in currency markets as a result. However, we expect most of the wrinkles to be ironed out within the first quarter of 1999.

Another important influence on the markets early in 1999 will be the announcements of corporate earnings for the fourth quarter of 1998 and outlooks for 1999. These should indicate whether global financial difficulties are having a protracted influence, or whether corporate earnings are more resilient than expected. We expect a significant number of earnings disappointments, especially from large multinational companies, but it is possible that the market will be more positively affected by further interest rate cuts than by earnings reports.

What makes Europe so exciting right now is the change in attitude toward entrepreneurship and investing. With more people bringing their ideas to the marketplace and more citizens becoming shareholders, Europe may be on its way to becoming one of the economic powerhouses of the 21st century.

PERFORMANCE SUMMARY

[GRAPH]


-----------------------------------------------
           GT Global Variable    MSCI
              Europe Fund    Europe Index
-----------------------------------------------
2/10/93         $10,000        $10,000
   6/93         $10,842        $10,845
  12/93         $12,775        $12,953
   6/94         $12,399        $12,611
  12/94         $12,699        $13,297
   6/95         $13,033        $15,040
  12/95         $13,926        $16,240
   6/96         $16,916        $17,319
  12/96         $18,139        $19,743
   6/97         $20,144        $22,596
  12/97         $20,886        $24,520
   6/98         $26,706        $31,060
  12/98         $24,223        $31,037
-----------------------------------------------

The chart above shows the performance of the Fund since inception, compared to the MSCI Europe Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but no charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The MSCI Europe Index is a group of unmanaged European securities tracked by Morgan Stanley Capital International.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
VARIABLE GLOBAL GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception Date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT             WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE         SURRENDER CHARGE
1 Year                        11.14%                    4.14%
5 Years                        4.26%                    3.75%
Life of Fund                   4.96%                    4.69%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        12.69%
5 Years                        5.72%
Life of Fund                   6.43%

PERFORMANCE

Despite tumultuous events in the global marketplace, the Fund stayed in line with its primary objective of preserving capital while providing a steady flow of income. The Fund's total return for the year ended December 31, 1998 was 12.69%. Comparatively, the J.P. Morgan Global Government Bond index, the Fund's benchmark, had a return of 15.31% over the 12-month period.

MARKET REVIEW

Problems in Asia at the start of the reporting period left us cautious as we approached the new year. As a result, the majority of our portfolio was allocated toward high-grade government debt offered by more industrialized countries. While the Fund can allocate a limited portion of its assets to lower-rated bonds of foreign governments and corporations, instability in Asia and other emerging markets kept our exposure to this area limited. Paring back our exposure to emerging markets proved to be a prudent strategy as Asia's economic problems re-emerged again in May after a hiatus from market activity in the first quarter of 1998.

By August, the effects of the Asian crisis had spread to Russia, Eastern Europe, and Latin America. Investor aspirations for positive returns were replaced with the goal of preserving capital. The result was a global sell-off as investors retreated from all forms of investment risk and invested in relatively safer government bonds of industrialized countries. As the Fund was already heavily weighted in lower-risk U.S. and European government securities, this surge in demand proved very beneficial for the Fund. At the same time, the Fund had limited exposure to the lesser-developed countries hurt by this flight from risk, and performance was left largely unhindered by the negative events in the global marketplace.

OUTLOOK

Equity and non-industrialized fixed-income markets around the world suffered serious setbacks in the months leading up to the close of the reporting period. However, in the final weeks of October, a series of rate cuts in the United States and Europe reliquified the markets, instilling a newfound confidence in the global marketplace. While the rate cuts are providing temporary relief, we believe the economic crises stemming from the Asian markets require more complicated solutions.

We will continue to limit our exposure to the emerging market sectors. While the Fund may invest in those regions, their recent instability make most investment opportunities there unsuitable for the Fund's investment objective.

U.S. government securities will most likely continue to be a staple of the Fund's portfolio. However, positive growth and inflationary trends are making Europe an increasingly attractive realm for asset allocation. With the formation of the European Economic Monetary Union and the introduction of the euro, management will have to adjust its investment approach to Europe. Now that interest rate trends will be correlated among member countries, the investment landscape has changed substantially. Instead of judging the direction of interest rates in each individual country, management will have to anticipate interest rates for the region as a whole while at the same time assessing an individual country's ability to service its debt.

Ultimately, we will stay true to our discipline and endeavor to provide stability and a steady stream of income for our shareholders.

PERFORMANCE SUMMARY

[GRAPH]


-----------------------------------------------------------
           GT Global Government   JP Morgan Global
                Income Fund      Government Bond Index
-----------------------------------------------------------
2/10/93            $10,000             $10,000
  12/93            $10,925             $11,091
  12/94             $9,975             $11,233
  12/95            $11,556             $13,403
  12/96            $12,269             $13,992
  12/97            $12,805             $14,188
  12/98            $14,431             $16,361
-----------------------------------------------------------

The chart above shows the performance of the Fund since inception, compared to the J.P. Morgan Global Government Bond Index for the same time period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
VARIABLE GROWTH & INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        17.94%              10.94%
5 Years                       11.08%              10.69%
Life of Fund                  12.18%              11.98%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        19.60%
Life of Fund                  13.76%

PERFORMANCE

The Fund turned in an outstanding total return of 19.60% over the fiscal year ending December 31, 1998. Total return over the same period was 24.34% for the Morgan Stanley Capital International (MSCI) World Index and 15.31% for the J.P. Morgan Global Government Bond Index.

In the first part of the year, the Fund invested heavily in blue-chip stocks and enjoyed the bull market run-up in the United States and Europe. When markets turned turbulent over the summer, we increased the Fund's holdings in U.S. Treasury, German and U.K. bonds. As of December 31, 1998, 26.92% of the portfolio consisted of government bonds.

We also increased our exposure in consumer franchises such as Cadbury Schweppes PLC, a British confection and beverage company whose products include the Cadbury chocolates brand. In addition, the Fund increased its investment in long-time holding Bristol-Myers Squibb Co., a U.S. health and personal care company with household-name brands such as Clairol and Excedrin.

During the summer, we reduced the Fund's financial holdings, especially in European banks with exposure in emerging markets.

MARKET REVIEW

The bull market in the United States and Europe climbed in the first part of the year, then came to an abrupt halt in the summer. Major indexes that reached all-time highs in July plummeted in August. A number of events converged to create the sharp downturn. Currency devaluations occurred in Thailand, Malaysia, Indonesia, and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt. As Russia created a floating exchange rate for the ruble, its currency valuation plummeted. Fears of a global credit crunch spread to Latin America, as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt.

The one bright spot throughout the turmoil was the government bond market. In the unsettled stock-market environment, investors worldwide flocked to U.S. Treasury issues because of their relative safety and liquidity. Treasury securities rose in price, sending their yields to historic lows.

By the end of the year, stock markets stabilized then rallied. In a move felt around the world, the Federal Reserve Board (the Fed) reassured markets by lowering the short-term target federal funds rate three times.

In late October, the Group of Seven countries - the United States, Japan, Germany, France, Great Britain, Italy, and Canada - agreed with a plan to allow the International Monetary Fund to provide $90 billion in loans to financially troubled countries such as Brazil.

OUTLOOK

We're cautious about the prospects for worldwide earnings growth over the next two years. The problems in Asia, Russia and Latin America will not disappear overnight. We expect slower growth, continuing low inflation and weak commodity prices. Corporate earnings growth will be harder to sustain, and we expect them to be modest in 1999.

The real problem for international markets is the unsettling issue of currency fluctuation.

Although we expect the markets to remain volatile, the Fund's investment discipline helps it weather market uncertainties. We emphasize high-quality blue-chip stocks with above-average dividend yields and AA or better-rated government bonds. The Fund also is globally well diversified. We believe our investment strategy positions the Fund to grow in value while providing a stable income stream.

PERFORMANCE SUMMARY

[GRAPH]


---------------------------------------------------------------------
          GT Variable Growth       MSCI           JP Morgan Global
            & Income Fund       World Index    Government Bond Index
---------------------------------------------------------------------
2/10/93        $10,000            $10,000             $10,000
   6/93        $10,437            $11,506             $10,630
  12/93        $11,775            $12,270             $11,091
   6/94        $11,278            $12,745             $11,052
  12/94        $11,439            $12,954             $11,233
   6/95        $12,059            $12,175             $12,981
  12/95        $13,211            $15,716             $13,403
   6/96        $13,694            $16,868             $13,247
  12/96        $15,368            $17,915             $13,992
   6/97        $16,674            $20,715             $13,840
  12/97        $17,825            $20,823             $14,188
   6/98        $20,570            $24,332             $14,652
  12/98        $21,361            $24,939             $16,361
---------------------------------------------------------------------

The chart above shows the performance of the Fund since inception, compared to various indexes for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indexes are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE INFRASTRUCTURE FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: January 31, 1995


DIVISION PERFORMANCE

AVERAGE                  WITHOUT        WITH APPLICABLE
ANNUALIZED          SURRENDER CHARGE    SURRENDER CHARGE
1 Year                    4.89%              -2.10%
Life of Fund             10.14%               9.36%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                    6.34%
Life of Fund             11.69%

PERFORMANCE

International investors endured a difficult year, including a major correction in world equity markets during August. For the fiscal year ending December 31, 1998, the Fund reported a total annual return of 6.34%. The MSCI World Index had a total return of 24.34% over the same period.

During the first half of 1998, the Fund reported strong performance because of its heavy weightings in European and U.S. stocks. Its good performance ended quickly with the market's decline in July.

The Fund's weakness near the end of the reporting period stems from its exposure to cyclically sensitive companies such as airlines, machinery makers, industrial components manufacturers, and construction and engineering firms. Infrastructure companies were hit hard by investors' fears that the credit crunch in emerging markets could spread to Europe and the United States, possibly halting growth.

We decreased our exposure in the weakest economies, mostly in emerging markets. We also lessened our exposure to companies with significant sales to emerging markets such as airlines, long-haul freight, and commodity-oriented companies.

We re-deployed these assets into utility stocks because of their defensive characteristics during volatile, uncertain markets. Utilities, energy, and gas production companies represented a major portion of the portfolio's total assets at the end of the fiscal year. Top utility holdings included Enron Corp., a U.S. gas producer and distributor, and U.S. utilities Dominion Resources, Houston Industries, and AES. Other main holdings include European utilities Endesa S.A. of Spain and Telecom Italia of Italy. We expect to retain this high concentration in utility stocks as long as uncertainty prevails throughout most of the other infrastructure sectors.

MARKET REVIEW

The first half of the reporting period saw strong performance from the U.S. and European stock markets. But beginning in July, markets fell as fears of a global credit crunch spread from emerging markets to the developed markets of the United States and Europe. Other factors adding to the market decline included a Russian default on government debt, the Asian financial crisis, and the collapse of some highly leveraged hedge funds. Near the end of the fiscal year, the Federal Reserve Board (the Fed) addressed concerns about credit by lowering the short-term target federal funds rate three times. Equity markets rallied in response.

OUTLOOK

The Fund takes a conservative approach to infrastructure investing throughout the world. We search for areas where capital spending is strongest. Therefore, we have been avoiding emerging market equities in favor of Europe and North America, where we see robust infrastructure spending. The Fund's current asset mix by geography is North America, 47.15%; Europe, 41.23%; Asia, 3.10%, and Latin America, .96%.

We expect the Asian crises to continue to cripple many emerging market economies. We will remain underweight in these markets until we see definitive signs of a re-acceleration of infrastructure spending. Barring any significant unforeseen change in the economic outlook for much of Europe and North America, we expect to retain a high weighting in these regions with a relatively conservative bias toward utilities and other high-quality, conservative growth companies.

PERFORMANCE SUMMARY

[GRAPH]


--------------------------------------------
           GT Global Variable     MSCI
          Infrastructure Fund  World Index
--------------------------------------------
1/31/95          $10,000         $10,000
   6/95          $11,025         $11,107
  12/95          $11,058         $12,314
   6/96          $13,033         $13,217
  12/96          $13,809         $14,038
   6/97          $14,926         $16,231
  12/97          $14,500         $16,316
   6/98          $16,018         $19,066
  12/98          $15,418         $20,361
--------------------------------------------

The chart above shows the performance of the Fund since inception, compared to various indexes for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

Indexes are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

GT GLOBAL
VARIABLE INTERNATIONAL FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: July 5, 1994


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        -1.87%              -8.74%
Life of Fund                   0.20%              -0.47%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        -0.64%
Life of Fund                   1.60%

PERFORMANCE

Falling world markets and record volatility created a challenging environment for the GT Global Variable International Fund. Pressures from the Asian financial crisis, plummeting commodity prices, currency devaluations around the world, and the Russian government's default on a substantial portion of its foreign debt all converged in mid-year. Nervous investors abandoned riskier investments and fled to such safe havens as U.S. Treasuries. Investor flight was most dramatic in emerging markets, but few world markets were spared. As a result, many of the gains enjoyed from booming European and U.S. markets early in 1998 were reversed during the summer and early fall.

Unfortunately, the Fund did not escape this turmoil; it took quite a beating during summer's global sell-off. The Fund's holdings in the United States and Europe were hit particularly hard during that period. While developed markets staged a recovery later in the fall, many emerging markets continued to be extremely volatile. The Fund had a relatively small exposure to emerging markets, but the poor performance of these stocks had a disproportionate influence on performance.

As a result of these difficulties, the Fund's total return for the fiscal year ended December 31, 1998 was -0.64%. In comparison, the EAFE Index had a return of 20.00% for the same period.

MARKET REVIEW

Our strategy during this period was to focus primarily on stocks with strong, sustainable earnings growth. We sought companies with good products and healthy consumer demand, as well as companies that stood to benefit from lower long-term interest rates.

Our sector allocations remained relatively stable during the last half of 1998. We continued to favor financials, focusing on asset quality as a key determinant for selection. European banks were especially attractive, as the banking industry has been consolidating in anticipation of European Economic and Monetary Union (EMU). The European telecommunications industry also offered good opportunities, largely as a result of deregulation. For instance, Telecom Italia has made some strong competitive moves by expanding its services to consumers. Industries we avoided include commodity manufacturing companies, capital goods companies and basic industries because they are generally less successful in a falling interest-rate environment.

We increased our weighting in continental Europe to take advantage of bargain prices after summer's declines. However, a few of these selections proved disappointing; their prices continued to drop, contributing to the Fund's underperformance.

We reduced our weightings in emerging markets and the Asia-Pacific area. The move was beneficial in Latin America, but in Asia it meant that we missed out on some opportunities that came from a surprise rally in the fall.

OUTLOOK

We expect a certain amount of volatility to continue through early 1999. While fundamentals are still in place for strong growth in Europe and in the United States, global turmoil could put a dent in corporate profits.

Smaller markets are likely to remain weak. Brazil's devaluation of its currency in mid-January caused steep drops in Latin American markets; we will remain cautious in the region until there are clear signs of stabilization. In Asia, we think the outlook will start to improve in the latter half of 1999, but as of the close of the reporting period, most Asian economies were still deteriorating.

PERFORMANCE SUMMARY

[GRAPH]


----------------------------------------
          GT Global Variable    EAFE
          International Fund    Index
----------------------------------------
7/5/94         $10,000         $10,000
 12/94          $9,419          $9,921
  6/95          $8,913         $10,195
 12/95          $9,313         $11,067
  6/96          $9,843         $11,584
 12/96         $10,106         $11,771
  6/97         $10,925         $13,109
 12/97         $10,806         $12,013
  6/98         $11,949         $13,945
 12/98         $10,737         $14,179
---------------------------------------

The chart above shows the performance of the Fund since inception, compared to the EAFE Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The Morgan Stanley Capital International Europe, Australasia, and the Far East
(EAFE)-Registered Trademark- Index is a market value-weighted average of the performance of 1,106 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL

VARIABLE LATIN AMERICA FUND
TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        -42.52%             -46.54%
5 Years                        -8.78%              -9.34%
Life of Fund                   -1.43%              -1.76%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        -41.71%
5 Years                        -7.51%
Life of Fund                   -0.04%

PERFORMANCE

1998 was a very difficult and volatile year for investors in emerging markets. The Fund took advantage of a market recovery early in 1998, but the upward trend was quickly reversed during the summer as a result of the Russian government's debt problems.

In the wake of the Asian and Russian crises, investors began to re-evaluate the riskiness of all emerging markets. Negative sentiment led to massive outflows of capital in Latin America. With the additional stress of falling commodity prices and uncertain fiscal reform efforts, Latin American markets ended 1998 with some of the world's worst performance results.

Such difficulties hurt the Fund's return significantly. For the fiscal year ended December 31, 1998, total return was -41.71%. The MSCI Emerging Free Latin America Index had a total return of -35.11% and the IFC Investable Latin America Fund returned -35.54% for the same period.

MARKET REVIEW

Our largest allocation was to Brazil. Thanks to an aid package from the International Monetary Fund, the risk perception for the region improved slightly in the third quarter. Rate cuts in developed markets and a strong U.S. market aided a recovery in Latin American markets in November.

However, the Brazilian Congress surprised investors early in December when it voted against a key fiscal reform measure. The credibility of the whole reform program was hurt by the move. In reaction, interest-rate sensitive stocks lost much of the ground they'd gained just a few weeks earlier. The Fund focused its investments in utilities and telecommunications companies, which are defensive in a downturn.

Our second largest country allocation was to Mexico. Compared to other Latin American markets, Mexico performed much better during the last quarter of 1998, especially in December when it acted as a safe haven for investors fleeing Brazil.

Chile's economy is slowing decisively. The outlook for Pacific Rim demand has improved, although the timetable for recovery is still uncertain. Falling copper prices remain a concern. On the positive side, electric utilities and banks provided a few good opportunities for the Fund.

Although Argentina's prospects looked good from a top-down point of view, there were few attractive choices in the country's very narrow stock market. Oil stocks, which have been poor performers, make up around 40% of the market. Banking stocks drove performance in November but gave up much of their gains in December.

Our investments in Peru, Venezuela and Colombia were extremely limited. Peru's economy has been slow to recover from the effects of the El Nino weather pattern, which ravaged the fishing industry. Government reconstruction spending has also been slow to materialize. Venezuela has been very hard hit by the global economic downturn due to its dependence on oil prices. Colombian markets are extremely illiquid and the macroeconomic outlook is unclear.

OUTLOOK

We have not lost hope for the region. However, the near- to mid-term outlook depends very much on global events and trends. The overall level of world economic growth, and the impact it has on commodity prices, will be extremely important.

It's also essential for emerging markets as a whole to begin recovery and win back investor confidence. For now, all eyes will be on Brazil for some indication that reform is being taken seriously.

PERFORMANCE SUMMARY

[GRAPH]



-----------------------------------------------------------------
                GT Global        MSCI EMF
             Variable Latin    Latin America    IFC Investable
              America Fund         Index      Latin America Index
-----------------------------------------------------------------
1/31/93          $10,000          $10,000          $10,000
   6/93          $10,017          $10,296          $11,068
  12/93          $14,733          $15,520          $16,560
   6/94          $13,731          $14,980          $15,059
  12/94          $16,080          $15,621          $15,010
   6/95          $10,923          $13,654          $12,401
  12/95          $10,550          $13,616          $12,481
   6/96          $12,205          $16,005          $14,447
  12/96          $12,921          $16,639          $14,629
   6/97          $15,994          $23,425          $20,464
  12/97          $14,798          $21,901          $18,911
   6/98          $11,598          $17,565          $15,326
  12/98           $9,974          $14,303          $12,191
-----------------------------------------------------------------

The chart above shows the performance of the Fund since inception (2/10/93) compared to the various indexes for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses, but not expenses and charges of the separate account. Please note that results for both indexes are for the period 1/31/93 to 12/31/98. Past performance is no guarantee of comparable future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The MSCI Emerging Markets Latin America and IFC Investable Latin America indexes are market value-weighted averages of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Both indexes are measured in U.S. dollars and include the effect of reinvested dividends. Indexes are unmanaged, not available for direct investment and do not include sales charges and professional management fees.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL MONEY MARKET FUND

PERFORMANCE

The Fund's total return for the year ended December 31, 1998, was 5.22%. The Fund's SEC (Securities and Exchange Commission) seven-day yield was 4.28% at the end of the reporting period. Because the Fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates.

MARKET REVIEW

Throughout the first half of the year, markets were influenced by anticipation that the Federal Reserve Board (the Fed) would raise interest rates in light of the continued feverish growth of the U.S. economy. In late July testimony before Congress, Fed Chairman Alan Greenspan intimated that the potential threat of inflation could lead the Fed to raise interest rates.

Market sentiment shifted over the summer amid myriad financial troubles in Japan, Asia and Latin America; Russia's effective default on its government debt; and the widely noted collapse of several hedge funds. In the fall, when the threat of a global credit crunch loomed, the Fed finally lowered interest rates to pump liquidity and confidence into the markets and demonstrated that it would intervene to forestall a recession in the U.S.

In the unsettled market environment, investors flocked to Treasury issues because of their relative safety and liquidity. As the prices of Treasuries rose, their yields fell to historic lows. For example, the yield of the benchmark 30-year Treasury bond fell from 5.92% at the beginning of 1998 to 4.71% on October 5, its lowest level since the issue came into existence in 1977. As a result, the spread between Treasury issues and high-yield bonds reached its widest point ever.

In an attempt to calm the nerves of investors who were shifting their money from equity markets to any security considered liquid-a worldwide flight to quality-the Fed cut the federal funds rate by 0.25% on September 29. Few people were assuaged by the action. Two weeks later, in an unusual inter-meeting move, the Fed lowered the federal funds rate and the discount rate by 0.25%, and a fierce market rally ensued. Both rates were lowered by 0.25% again in November. By the close of the fiscal year, markets were enjoying relative equilibrium. At their final policy meeting of 1998, the Fed opted to leave interest rates alone for the time being.

OUTLOOK

At the close of the fiscal year, the consumer price index was on track to record its smallest annual increase since 1986, when the index rose just 1.1%. The U.S. economy exceeded many forecasts and grew by 3.3% during the third quarter. And while the Fed appears to have adopted a "wait and see" attitude as inflation sits at its lowest point in more than a decade, some analysts expect more rate cuts in the coming year as the U.S. economy continues to slow and world markets continue to recover and stabilize.

After offering some disappointments as the year came to a close, corporate profits in the U.S. are expected to be mixed and unemployment on the rise in 1999. After experiencing the market's roller-coaster ride in 1998, many analysts also believe that high volatility may be here to stay, as companies prepare to compete in this new, uncertain environment.

The Fund's strategy remains conservative. We continue to invest in commercial paper of large issuers, rated in the highest categories by S&P or Moody's, or of equivalent quality, and U.S. Treasury and Agency obligations. We do not use derivatives in the management of the Fund.

GT GLOBAL
VARIABLE NATURAL RESOURCES FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: January 31, 1995


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        -33.93%             -38.55%
Life of Fund                    4.45%               3.54%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        -33.01%
Life of Fund                    5.94%

PERFORMANCE

We have been in a very challenging environment during 1998. The Fund has suffered from worldwide deflationary trends, as well as from the poor performance of natural resources companies following the decline in commodity prices. In this trying environment, the Fund returned a disappointing -33.01% for the 12-month period ended December 31, 1998.

During the same period, the Morgan Stanley Capital International (MSCI) World Index returned 24.34%. However, because the index is designed to represent the performance of all markets, it does not reflect the Fund's concentration in natural resources industries.

MARKET REVIEW

Troubles in world markets began with the second wave of "Asian contagion." Crippled by devalued currencies and billions in bad loans, Asian companies glutted the global commodity markets with their inventories to produce desperately needed revenues. At the same time, a strong U.S. dollar drove down demand for dollar-priced commodities. The combination of increased supply and weakened demand was disastrous for natural resources companies around the globe, whose share prices are predominantly influenced by the commodity markets. At the close of the fiscal year, global markets were showing signs of recovery led by a late rally in the U.S. market. However, relief has not yet reached the commodity markets, where prices remained depressed.

Given these unsettling conditions, the Fund has taken a defensive position in developed countries and had minimal exposure to emerging markets. As of December 31, the Fund had 69.40% of its net assets in the United States. The balance was invested in continental Europe, Canada, the United Kingdom, and South Korea. Our holdings in Canada were decreased to 8.30% due to a weakening Canadian economy and a substantial decline in the value of the Canadian dollar.

OUTLOOK

We are optimistic that markets worldwide have performed a turnaround, coming back from steep declines in the summer. Investors are being reassured by news that foreign governments are taking positions to stave off a global recession. However, as economic growth seems to be decelerating, low inflation and low interest rates are likely for the near future.

Given that natural resources companies tend to move opposite of most financial assets and that they generally do better during times of inflation, we will continue to focus on risk control in 1999. Along these lines, we have diversified the Fund's portfolio for better defense against battered commodity prices by purchasing positions in a variety of commodity types. These include cement, gypsum and gravel manufacturers, who have remained relatively unaffected by the recent market turbulence. In this deflationary environment, we are also moving away from riskier investments in smaller, high-growth companies and investing in the more stable and predictable large caps. For example, we have holdings in some integrated oil companies that are better positioned to weather continuing weak market conditions due to their huge size and diverse business operations.

We remain focused on our disciplined, earnings-driven stock selection process, looking at the underlying fundamentals of individual companies, not the overall market. Low commodity prices worldwide will continue to exert significant downward pressure on earnings of natural resources companies, increasing the risks and uncertainties of this type of investment. We will continue to focus on finding the best growth prospects in these challenging times.

PERFORMANCE SUMMARY

[GRAPH]


---------------------------------------------------
               GT Global Variable          MSCI
             Natural Resources Fund     World Index
---------------------------------------------------
1/31/95              $10,000              $10,000
   6/95              $11,067              $11,107
  12/95              $12,220              $12,314
   6/96              $15,407              $13,217
  12/96              $18,471              $14,038
   6/97              $16,560              $16,231
  12/97              $18,710              $16,316
   6/98              $15,076              $19,066
  12/98              $12,534              $20,361
--------------------------------------------------

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Funds and reflect all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The MSCI World Index is a market value-weighted average of the performance of 1,571 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

GT GLOBAL
VARIABLE NEW PACIFIC FUND(1)

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        -15.73%             -21.63%
5 Years                       -11.70%             -12.24%
Life of Fund                   -5.65%              -5.97%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        -14.54%
5 Years                       -10.46%
Life of Fund                   -4.32%

PERFORMANCE

Throughout 1998, Asia's markets were characterized by sharp movements in stock prices. Slight gains at the first of the year were overshadowed by a deep downturn in the summer. The decline was essentially a flight-to-quality phenomenon spurred by worldwide currency troubles and Russia's foreign debt default.

Relief came in the fall, when the Federal Reserve Board (the Fed) made a series of rate cuts to help calm investors' nerves. These moves, a stronger yen and falling interest rates across Asia gave investors courage to return to the region. The magnitude of response was actually much stronger than expected. Asia's markets experienced a dramatic upward reversal, led by interest-rate-sensitive sectors. The rally was short-lived, however, with most of the gain concentrated in the first half of October. While the upswing was good news for the region, it was bad news for the Fund, which had been more defensively positioned in early October.

Total return for the fiscal year ended December 31, 1998, was -14.54%. In comparison, the Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index returned -6.64% over the same period.

MARKET REVIEW

During the fourth quarter, we increased the Fund's exposure to such interest-rate-sensitive sectors as land development and finance. We concentrated on opportunities in Hong Kong, Singapore, and Australia, where the banking systems are sounder than in other parts of the region. While we focused on financials to take advantage of the current lower interest-rate environment, we also maintained our exposure to stocks that are more defensive, such as utilities and telecommunications companies.

These moves, as well as our macroeconomic analysis, led us to increase our positions in Hong Kong, Korea and Taiwan. Of all the countries in the region, Korea has made some of the most impressive steps toward reform. In particular, the government has been very strict about rehabilitating its banks. We believe Korea will continue to encourage further corporate and financial reform in 1999.

We reduced our allocation to India, where political uncertainty and weak government finances have hurt market performance.

OUTLOOK

Lower inflation and falling interest rates across Asia helped the region make some important strides toward recovery in 1998. These improvements boosted investor confidence late in the year and should support equity markets in the near term. However, they may not be sufficient for a real economic recovery. The global easing in interest rates has not entirely removed the threat of weak external demand. Furthermore, Japan's recovery depends very much on the strength of policy implementation. The rehabilitation of the banking systems in the region is still in its primary stage.

Asia must still undergo what is likely to be a very long and painful period of recovery. However, the ingredients for growth are still there. Asia is still the lowest-cost, most efficient manufacturing region in the world, boasting brand-new production infrastructure, high workforce productivity, and advanced production techniques. For the aggressive, long-term investor, the Fund offers exposure to this region's potential.

PERFORMANCE SUMMARY

[GRAPH]


-------------------------------------------------
           GT Global Variable    MSCI Pacific
            New Pacific Fund    ex-Japan Index
-------------------------------------------------
2/10/93         $10,000            $10,000
   6/93         $10,892            $11,328
  12/93         $13,392            $17,475
   6/94         $11,990            $14,907
  12/94         $11,722            $14,983
   6/95         $11,655            $16,030
  12/95         $11,697            $16,925
   6/96         $13,785            $18,500
  12/96         $15,320            $20,402
   6/97         $15,091            $20,725
  12/97          $9,022            $14,081
   6/98          $7,259            $11,688
  12/98          $7,710            $13,146
-------------------------------------------------

The chart above shows the performance of the Fund since inception, compared to the MSCI Pacific ex-Japan Index. Results for the index are for the period 1/31/93-12/31/98. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

(1)On July 5, 1994, the Fund eliminated Japan from its primary investment area.

The MSCI Pacific ex-Japan Index is a market value-weighted average of the performance of 205 securities listed on five major Pacific Rim stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indexes are unmanaged, not available for direct investment and do not include the effect of sales charges and professional management fees.

GT GLOBAL
VARIABLE STRATEGIC INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        -1.98%              -8.84%
5 Years                        3.65%               3.13%
Life of Fund                   7.21%               6.97%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        -0.61%
5 Years                        5.11%
Life of Fund                   8.72%

PERFORMANCE

Bond markets, particularly non-investment grade, endured a bumpy ride during this volatile year, but the Fund managed to recover some of its previous losses and finish the fiscal year near positive territory. For the fiscal year ended December 31, 1998, the Fund posted a total return of -0.61%. Comparatively, the J.P. Morgan Global Government Bond Index had a return of 15.31% for the fiscal year, and the J.P. Morgan Emerging Markets Bond Index (Brady) returned -14.35% for the same period.

After paring our emerging market weighting, we added more U.S. investment-grade bonds, U.K. gilts (government bonds) and German bonds. We believe the economic fundamentals of those countries remain strong and provide a good measure of liquidity, safety and diversification. We increased the Fund's exposure to U.S. corporate bonds because we believe they are an attractive asset class at current spread levels.

MARKET REVIEW

Hard hit by internal economic and political strife and Japan's extensive financial problems, many emerging markets struggled to maintain currency value and avoid recession. Japan's banking system was seriously hindered by a proliferation of bad loans, causing a major withdrawal of funding from Asia-perhaps the biggest destabilizing factor in Asia this year. With Russia's bond default in August, the crisis continued to spread to other emerging markets, including Latin America. Investor sentiment in the face of this global instability caused a capital flight to safe havens as preservation of capital quickly became the leading investment objective. Investors began pulling their money out of nearly any market that was perceived to be risky, and demand for U.S. investment-grade bonds soared in due course.

Markets in the U.S. were at first largely unaffected by overseas economic uncertainty because of continued domestic growth, low inflation, and high consumer confidence. However, as the crisis in Asia grew and concerns about a slowing economy spread, U.S. markets began to stutter. Russia's woes and the collapse of several hedge funds were the last straw, and equity markets plunged in response to investors' "flight to quality and liquidity." Investment-grade bond markets jumped as a result, with the spread between U.S. Treasury securities and high-yield bonds at its widest ever while investors fled to high-quality bonds. The yield on the 30-year U.S. government bond fell from 5.95% at the beginning of 1998 to 4.71% on October 5--its lowest level since the issue came into existence in 1977. A series of three rate cuts by the Federal Reserve Board (the Fed) helped calm U.S. markets as the year came to a close.

OUTLOOK

Events have offered some positive developments that may improve attitudes about foreign markets. Japan has proposed initiatives to address the multitude of bad loans in the commercial banking system by providing public funds to shore up problem institutions. The U.S. Congress passed funding for the International Monetary Fund (IMF), and talks to extend credit to Brazil have helped to improve the emerging market debt outlook. Additional funding requests from other sovereign entities may be coming as the IMF has more resources to lend to nations in need. We remain optimistic about the income potential of overseas market debt.

The major long-term themes driving growth in Europe have sheltered it somewhat from the extreme losses felt in other parts of the world. The strict budgets and tough financial standards required for admittance to European Economic and Monetary Union (EMU) have helped Europe's governments clean up their books. Interest rates have dropped and inflation has lessened. We will be watching Europe closely in 1999 to see how the introduction of the euro affects the region as 11 bond markets are consolidated into one.

PERFORMANCE SUMMARY

[GRAPH]


------------------------------------------------------------------------
               GT Global Variable     JP Morgan Global       JP Morgan
             Strategic Income Fund  Government Bond Index   EMBI (Brady)
------------------------------------------------------------------------
2/10/93            $10,000                $10,000              $10,000
  12/93            $12,754                $11,092              $14,250
  12/94            $10,575                $11,239              $11,587
  12/95            $12,637                $13,403              $14,779
  12/96            $15,364                $13,093              $19,820
  12/97            $16,462                $14,189              $23,081
  12/98            $16,361                $16,362              $24,489
-----------------------------------------------------------------------

The chart above shows the performance of the Fund since inception compared to the J.P. Morgan Global Government Bond Index and the J.P. Morgan Emerging Markets Bond Index (Brady) for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

The J.P. Morgan Emerging Markets Bond Index (Brady) tracks total returns for traded external debt Brady bonds in the emerging markets. Brady bonds are foreign bonds collateralized by U.S. Treasury bonds.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
VARIABLE TELECOMMUNICATIONS FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception date: October 18, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        20.42%              13.42%
5 Years                       15.58%              15.25%
Life of Fund                  16.77%              16.57%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        22.11%
5 Years                       17.21%
Life of Fund                  18.41%

PERFORMANCE

Despite an extremely volatile stock market and much concern among investors, the Fund finished the reporting period with a big push forward. For the fiscal year ended December 31, 1998, the Fund posted a total return of 22.11%. Comparatively, the MSCI World Index had a return of 24.34% for the fiscal year, and the MSCI Telecommunications Index had a return of 49.78% for the same period.

Companies that did particularly well for the Fund include Finland's Nokia, Germany's Mannesmann, Italy's Telecom Italia, and NTL from the United Kingdom. Also contributing to the Fund's success were companies from the United States such as Tele-Communications, MCI WorldCom, America Online, and SBC Communications.

MARKET REVIEW

After setting records in the first half of 1998, markets succumbed to the "Asian contagion" in July, which cast doubts on the sustainability of the long economic expansion in the United States and the boom in Europe's stock markets. Russia's bond default in August contributed to a market downturn that eventually involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise. Many overseas markets were devastated.

Fortunately, an October rally in the U.S. stock market halted the downturn, buoyed by better-than-expected earnings reports from some companies and two back-to-back interest rate reductions by the Federal Reserve Board (the Fed). A third Fed rate cut in November helped keep the market rally going for the most part through the end of 1998.

The major long-term themes driving growth in Europe sheltered it somewhat from the extreme losses felt in other parts of the world. Many of the continent's telephone markets are now open to competition, and we believe this will lead to continued growth as new companies face less risk in going head-to-head with former monopolies.

Because of the ongoing difficulties in the emerging markets and investors' shunning of investments in smaller growth companies, we put a greater emphasis on conservative, established telecommunications service and equipment companies. We continue to believe, however, that global deregulation and innovations in technology favor a new generation of telecommunications companies because there will be an increase in competition via new products and services.

Holdings in wireless services and equipment, especially in Europe, were increased to take advantage of ongoing positive earnings in that industry. Lower calling prices and increased competition continue to help drive domestic and international growth in wireless communications. Holdings in Russia and Latin America were reduced because of economic difficulties there, while increases were made in holdings in the United Kingdom, Germany and France.

OUTLOOK

The stock market as a whole has handily recovered from its lows in 1998. Strong gains in markets overseas have contributed to the U.S. market's comeback, as has anticipation of future interest rate cuts by the Fed.

We remain optimistic that wireless services, especially in Europe, will continue to see upside surprises in subscriber additions and revenues. Now that the euro has been introduced in Europe, we will also be watching that region closely to see how European companies perform in the wake of increased competition and tougher financial standards.

PERFORMANCE SUMMARY

[GRAPH]


-------------------------------------------------------------------------------
                 GT Global Variable         MSCI        MSCI Telecommunications
              Telecommunications Fund    World Index            Index
-------------------------------------------------------------------------------
10/18/93               $10,000             $10,000            $10,000
   12/93               $10,892              $9,899             $9,645
   12/94               $11,670             $10,452             $9,386
   12/95               $14,432             $12,680            $11,910
   12/96               $17,224             $14,454            $12,923
   12/97               $19,731             $16,800            $16,246
   12/98               $24,093             $20,528            $24,527
-------------------------------------------------------------------------------

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index and the MSCI Telecommunications Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.

The MSCI Telecommunications Index is a market value-weighted average of the performance of securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
VARIABLE U.S. GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1998
Inception Date: February 10, 1993


DIVISION PERFORMANCE

AVERAGE                       WITHOUT        WITH APPLICABLE
ANNUALIZED               SURRENDER CHARGE    SURRENDER CHARGE
1 Year                        7.55%                .55%
5 Years                       3.90%               3.38%
Life of Fund                  4.17%               3.89%


FUND PERFORMANCE
AVERAGE ANNUALIZED
1 Year                        9.06%
5 Years                       5.36%
Life of Fund                  5.64%

PERFORMANCE

Despite an environment rife with turmoil and volatility, the GT Global Variable U.S. Government Income Fund stayed in line with its primary objective of providing a steady flow of income while preserving capital. For the fiscal year ended December 31, 1998, the Fund's total return was 9.06%.

MARKET REVIEW

In general, the reporting period was a tumultuous one as the Asian economic crisis that began in the latter half of 1997 spent 1998 intermittently wreaking havoc in both equity and fixed income markets. Certainly this was most evident in August and September when a combination of factors stemming from Asia--including the recession in Japan, currency and debt struggles in Russia, and the near collapse of the hedge fund Long-Term Capital--resulted in a fear-driven global flight from all forms of investment risk.

In a matter of weeks aspirations for total returns were replaced with those of preservation of capital. Investors abandoned riskier securities, causing equity and nongovernment bond markets around the world to tumble. The only beneficiaries of this volatile investment environment were the government bond markets in the United States and the industrialized nations in Europe. As these securities are backed by the full faith and credit of their governments, they were viewed as a safe haven throughout this time of unrest. As these are the types of securities targeted by the Fund, we were able to reap some benefits during this time of market turbulence.

Markets eventually rebounded after a series of interest rate cuts by the Federal Reserve Board (the Fed). However the effects of the market sell-off left many investors wary. As investors had watched the value of riskier securities plummet, many saw fit to diversify their assets by adding a relatively more stable asset in their portfolio, like the GT Global Variable U.S. Government Income Fund, to dampen market volatility.

OUTLOOK

While it appeared at the mid-point of this year that the robust economic growth might result in an increase in the federal funds rate, it soon became apparent that Asia's economic struggles and their effects on the global marketplace would not allow for such action. Instead, the Fed cut short-term rates by 0.75% in the final months of 1998 to enhance worldwide liquidity. In addition, the Fed has made it clear that it would not hesitate to lower rates again if need dictates. Uncertainty still remains regarding Japan and the emerging markets of Asia and Latin America, specifically in China and Brazil. As in 1998, the devaluation of a currency or a similar economic crisis could result in investors rushing back into the U.S. Treasury market and additional rate cuts.

On the domestic front, most analysts expect a slowdown in U.S. economic growth and a continuation of relatively low inflation. Historically, these conditions have proven beneficial for bond investors. Regardless of what the coming year may bring, GT Global Variable U.S. Government Income Fund will strive to tailor the portfolio to market conditions as they change throughout the coming year. In doing so, the Fund will endeavor to provide the same stability and level of income it has in the past.

PERFORMANCE SUMMARY

[GRAPH]


--------------------------------------------------
           GT Global Variable     JP Morgan
            U.S. Government    U.S. Government
             Income Fund         Bond Index
--------------------------------------------------
2/10/93         $10,000            $10,000
  12/93         $10,638            $10,792
  12/94          $9,971            $10,479
  12/95         $11,440            $12,296
  12/96         $11,695            $12,658
  12/97         $12,666            $13,924
  12/98         $13,813            $15,351
--------------------------------------------------

The chart above shows the performance of the Fund since inception, compared to the J.P. Morgan U.S. Government Bond Index for the same time period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The J.P. Morgan U. S. Government Bond Index is a market-value-weighted index of
U. S. Treasury issues with remaining maturities of at least one year. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indexes are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
ALLOCATOR

FUNDS'
FINANCIAL
STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                          INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Directors
Security Equity Life Insurance Company
and Contractholders of Security Equity Separate Account Twenty-six and Separate Account Twenty-seven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the Money Market, Variable Strategic Income, and Variable U.S. Government Income Divisions of Security Equity Separate Account Twenty-six and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources, and Variable Infrastructure Divisions of Security Equity Separate Account Twenty-seven as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for the periods presented. These financial statements and condensed financial information are the responsibility of the management of Security Equity Separate Accounts Twenty-six and Twenty-seven. Our responsibility is to express an opinion on these financial statements, and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with GT Global Variable Investment Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Money Market, Variable Strategic Income, and Variable U.S. Government Income Divisions of Security Equity Separate Account Twenty-six and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources, and Variable Infrastructure Divisions of Security Equity Separate Account Twenty-seven as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the condensed financial information for the periods presented, in conformity with generally accepted accounting principles.

                                                                 [SIGNATURE]

ST. LOUIS, MISSOURI
FEBRUARY 12, 1999

                                       F1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                       F2

                  SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

                                                                 VARIABLE
                                                     VARIABLE      U.S.
                                            MONEY    STRATEGIC  GOVERNMENT
                                           MARKET     INCOME      INCOME
                                          DIVISION   DIVISION    DIVISION
                                          ---------  ---------  -----------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments):.......  $ 184,674  $ 655,128   $  27,381
  Receivable from GT Global Financial
   Services.............................        688          0           0
                                          ---------  ---------  -----------
    Total assets........................    185,362    655,128      27,381
                                          ---------  ---------  -----------
Liability:
  Payable to Security Equity Life
   Insurance Company....................        234        776          33
                                          ---------  ---------  -----------
    Total net assets....................  $ 185,128  $ 654,352   $  27,348
                                          ---------  ---------  -----------
                                          ---------  ---------  -----------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................  $ 185,128  $ 654,352   $  27,348
                                          ---------  ---------  -----------
                                          ---------  ---------  -----------
Total individual units held.............     14,605     45,701       2,000
Accumulation unit value.................  $   12.68  $   14.32   $   13.67
Cost of investments.....................  $ 184,674  $ 640,960   $  26,939

              See accompanying notes to the financial statements.

                                       F3

                  SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX

                            STATEMENTS OF OPERATIONS

                     For the period ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE
                                                        VARIABLE       U.S.
                                             MONEY      STRATEGIC   GOVERNMENT
                                            MARKET       INCOME       INCOME
                                           DIVISION     DIVISION    DIVISION *
                                          -----------  -----------  -----------
Investment income:
  Dividend income.......................   $  16,645    $  31,470    $   7,126
Expenses:
  Mortality, expense and administrative
   charges..............................      (4,937)      (6,641)      (1,584)
                                          -----------  -----------  -----------
    Net investment income...............      11,708       24,829        5,542
                                          -----------  -----------  -----------
Net realized gain (loss) on investments:
  Realized gain (loss) on sales.........           0      (50,748)      14,233
                                          -----------  -----------  -----------
    Net realized gain (loss) on
     investments........................           0      (50,748)      14,233
                                          -----------  -----------  -----------
Net unrealized gain (loss) on
investments:
    Unrealized gain (loss) on
     investments, beginning of period...           0       (4,851)       1,053
    Unrealized gain on investments, end
     of period..........................           0       14,168          442
                                          -----------  -----------  -----------
      Net unrealized gain (loss) on
      investments.......................           0       19,019         (611)
                                          -----------  -----------  -----------
      Net gain (loss) on investments....           0      (31,729)      13,622
                                          -----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations..............   $  11,708    $  (6,900)   $  19,164
                                          -----------  -----------  -----------
                                          -----------  -----------  -----------

----------------

  *  The Variable U.S.Government Income Division commenced operations June
     4, 1997.

              See accompanying notes to the financial statements.

                                       F4

                  SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
For the periods ended December 31, 1998 and 1997


                                                                                                                  VARIABLE U.S.
                                                                                                                GOVERNMENT INCOME
                                                                       MONEY MARKET        STRATEGIC INCOME
                                                                        DIVISION *           DIVISION **           DIVISION***
                                                                   --------------------  --------------------  --------------------
                                                                     1998       1997       1998       1997       1998       1997
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income..........................................  $  11,708  $   4,388  $  24,829  $  26,620  $   5,542  $     769
  Net realized gain (loss) on investments........................          0          0    (50,748)    23,729     14,233        186
  Net unrealized gain (loss) on investments......................          0          0     19,019    (13,897)      (611)     1,053
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease) in net assets resulting from
     operations..................................................     11,708      4,388     (6,900)    36,452     19,164      2,008
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Deposits into Separate Account.................................          0    145,058     12,016     25,039          4          0
  Transfers into (from) Separate Account.........................     16,831     43,617      5,338    495,534    (17,102)    30,000
  Withdrawals from Separate Account..............................    (35,082)    (1,392)   (12,060)    (2,104)    (6,726)         0
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
    Net deposits into (withdrawals from) Separate Account........    (18,251)   187,283      5,294    518,469    (23,824)    30,000
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
      Increase (decrease) in net assets..........................     (6,543)   191,671     (1,606)   554,921     (4,660)    32,008
  Net assets, beginning of period................................    191,671          0    655,958    101,037     32,008          0
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
  Net assets, end of period......................................  $ 185,128  $ 191,671  $ 654,352  $ 655,958  $  27,348  $  32,008
                                                                   ---------  ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------  ---------

----------------
    * The Money Market Division commenced operations July 26, 1996.
   ** The Variable Strategic Income Division commenced operations January 30,
      1996.
  *** The Variable U.S. Government Income Division commenced operations June 4,
      1997.

              See accompanying notes to the financial statements.

                                       F5

                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------


                                           VARIABLE     VARIABLE   VARIABLE
                                          NEW PACIFIC    EUROPE    AMERICA
                                           DIVISION     DIVISION   DIVISION
                                          -----------   ---------  --------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments):.......   $ 165,678    $ 112,675  $172,501
  Receivable from Security Equity Life
   Insurance Company....................           0            0         0
                                          -----------   ---------  --------
    Total assets........................     165,678      112,675   172,501
                                          -----------   ---------  --------
Liability:
  Payable to Security Equity Life
   Insurance Company....................       9,331          140       170
                                          -----------   ---------  --------
    Total net assets....................   $ 156,347    $ 112,535  $172,331
                                          -----------   ---------  --------
                                          -----------   ---------  --------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................   $ 156,347    $ 112,535  $172,331
                                          -----------   ---------  --------
                                          -----------   ---------  --------
Total individual units held.............      20,703        5,647    11,055
Accumulation unit value.................   $    7.55    $   19.93  $  15.59
Cost of investments.....................   $ 184,057    $ 121,396  $158,878

              See accompanying notes to the financial statements.

                                       F6

                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                              STATEMENTS OF ASSETS
                            AND LIABILITIES (cont'd)
                               December 31, 1998

--------------------------------------------------------------------------------

                                            VARIABLE                      VARIABLE                     VARIABLE  VARIABLE
                                            GROWTH &       VARIABLE       TELECOM-       VARIABLE      EMERGING   NATURAL
                                             INCOME      LATIN AMERICA   MUNICATIONS   INTERNATIONAL   MARKETS   RESOURCES
                                            DIVISION       DIVISION       DIVISION       DIVISION      DIVISION  DIVISION
                                          ------------   -------------   -----------   -------------   --------  ---------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments):.......    $ 38,049       $  92,288      $ 629,443      $ 62,659      $19,384   $ 53,191
  Receivable from Security Equity Life
   Insurance Company....................       9,081               0              0             0            0          0
                                          ------------   -------------   -----------   -------------   --------  ---------
    Total assets........................      47,130          92,288        629,443        62,659       19,384     53,191
                                          ------------   -------------   -----------   -------------   --------  ---------
Liability:
  Payable to Security Equity Life
   Insurance Company....................           0             163            743            75           23         63
                                          ------------   -------------   -----------   -------------   --------  ---------
    Total net assets....................    $ 47,130       $  92,125      $ 628,700      $ 62,584      $19,361   $ 53,128
                                          ------------   -------------   -----------   -------------   --------  ---------
                                          ------------   -------------   -----------   -------------   --------  ---------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................    $ 47,130       $  92,125      $ 628,700      $ 62,584      $19,361   $ 53,128
                                          ------------   -------------   -----------   -------------   --------  ---------
                                          ------------   -------------   -----------   -------------   --------  ---------
Total individual units held.............       2,879          10,724         34,820         4,853        2,750      5,916
Accumulation unit value.................    $  16.37       $    8.59      $   18.06      $  12.90      $  7.04   $   8.98
Cost of investments.....................    $ 30,242       $ 132,374      $ 572,091      $ 62,633      $27,350   $ 95,801


                                             VARIABLE
                                          INFRASTRUCTURE
                                             DIVISION
                                          --------------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments):.......     $ 13,241
  Receivable from Security Equity Life
   Insurance Company....................            0
                                          --------------
    Total assets........................       13,241
                                          --------------
Liability:
  Payable to Security Equity Life
   Insurance Company....................           16
                                          --------------
    Total net assets....................     $ 13,225
                                          --------------
                                          --------------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................     $ 13,225
                                          --------------
                                          --------------
Total individual units held.............          953
Accumulation unit value.................     $  13.88
Cost of investments.....................     $ 13,214

              See accompanying notes to the financial statements.

                                       F7

                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                            STATEMENTS OF OPERATIONS

                     For the period ended December 31, 1998

--------------------------------------------------------------------------------


                                           VARIABLE    VARIABLE    VARIABLE
                                          NEW PACIFIC   EUROPE      AMERICA
                                           DIVISION    DIVISION    DIVISION
                                          -----------  ---------  -----------
Investment income:
  Dividend income.......................   $   3,870   $     296   $       0
Expenses:
  Mortality, expense and administrative
   charges..............................      (1,867)     (2,227)     (1,066)
                                          -----------  ---------  -----------
    Net investment income (loss)........       2,003      (1,931)     (1,066)
                                          -----------  ---------  -----------
Net realized gain (loss) on investments:
  Realized gain from distributions......           0      19,022       7,625
  Realized gain (loss) on sales.........     (99,869)     13,653       7,087
                                          -----------  ---------  -----------
    Net realized gain (loss) on
     investments........................     (99,869)     32,675      14,712
                                          -----------  ---------  -----------
Net unrealized gain (loss) on
investments:
  Unrealized gain (loss) on investments,
   beginning of period..................     (56,545)      4,517         783
  Unrealized gain (loss) on investments,
   end of period........................     (18,379)     (8,721)     13,623
                                          -----------  ---------  -----------
    Net unrealized gain (loss) on
     investments........................      38,166     (13,238)     12,840
                                          -----------  ---------  -----------
    Net gain (loss) on investments......     (61,703)     19,437      27,552
                                          -----------  ---------  -----------
Net increase (decrease) in net assets
 resulting from operations..............   $ (59,700)  $  17,506   $  26,486
                                          -----------  ---------  -----------
                                          -----------  ---------  -----------

----------------

  *  The Variable Growth & Income Division commenced operations April 8,
     1997.

              See accompanying notes to the financial statements.

                                       F8

                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                     For the period ended December 31, 1998

--------------------------------------------------------------------------------

                                           VARIABLE     VARIABLE     VARIABLE                    VARIABLE     VARIABLE
                                           GROWTH &       LATIN      TELECOM-      VARIABLE      EMERGING      NATURAL
                                            INCOME       AMERICA    MUNICATIONS  INTERNATIONAL    MARKETS     RESOURCES
                                          DIVISION *    DIVISION     DIVISION      DIVISION      DIVISION     DIVISION
                                          -----------  -----------  -----------  -------------  -----------  -----------
Investment income:
  Dividend income.......................   $     771    $   3,018    $       0     $     457     $      12    $       0
Expenses:
  Mortality, expense and administrative
   charges..............................        (500)      (1,762)      (8,185)         (863)         (363)        (806)
                                          -----------  -----------  -----------  -------------  -----------  -----------
    Net investment income (loss)........         271        1,256       (8,185)         (406)         (351)        (806)
                                          -----------  -----------  -----------  -------------  -----------  -----------
Net realized gain (loss) on investments:
  Realized gain from distributions......         446        1,457       52,601         3,784         2,168       12,469
  Realized gain (loss) on sales.........         182      (53,225)      (5,769)          103       (18,259)      (3,245)
                                          -----------  -----------  -----------  -------------  -----------  -----------
    Net realized gain (loss) on
     investments........................         628      (51,768)      46,832         3,887       (16,091)       9,224
                                          -----------  -----------  -----------  -------------  -----------  -----------
Net unrealized gain (loss) on
investments:
  Unrealized gain (loss) on investments,
   beginning of period..................       2,920        5,166       (5,313)        4,766       (11,362)      (5,384)
  Unrealized gain (loss) on investments,
   end of period........................       7,807      (40,086)      57,352            26        (7,966)     (42,610)
                                          -----------  -----------  -----------  -------------  -----------  -----------
    Net unrealized gain (loss) on
     investments........................       4,887      (45,252)      62,665        (4,740)        3,396      (37,226)
                                          -----------  -----------  -----------  -------------  -----------  -----------
    Net gain (loss) on investments......       5,515      (97,020)     109,497          (853)      (12,695)     (28,002)
                                          -----------  -----------  -----------  -------------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations..............   $   5,786    $ (95,764)   $ 101,312     $  (1,259)    $ (13,046)   $ (28,808)
                                          -----------  -----------  -----------  -------------  -----------  -----------
                                          -----------  -----------  -----------  -------------  -----------  -----------


                                             VARIABLE
                                          INFRASTRUCTURE
                                             DIVISION
                                          ---------------
Investment income:
  Dividend income.......................     $      55
Expenses:
  Mortality, expense and administrative
   charges..............................          (125)
                                               -------
    Net investment income (loss)........           (70)
                                               -------
Net realized gain (loss) on investments:
  Realized gain from distributions......             0
  Realized gain (loss) on sales.........             1
                                               -------
    Net realized gain (loss) on
     investments........................             1
                                               -------
Net unrealized gain (loss) on
investments:
  Unrealized gain (loss) on investments,
   beginning of period..................          (498)
  Unrealized gain (loss) on investments,
   end of period........................            27
                                               -------
    Net unrealized gain (loss) on
     investments........................           525
                                               -------
    Net gain (loss) on investments......           526
                                               -------
Net increase (decrease) in net assets
 resulting from operations..............     $     456
                                               -------
                                               -------

----------------

  *  The Variable Growth & Income Division commenced operations April 8,
     1997.

              See accompanying notes to the financial statements.

                                       F9

                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                      STATEMENTS OF CHANGES IN NET ASSETS

                For the periods ended December 31, 1998 and 1997

--------------------------------------------------------------------------------


                                                VARIABLE              VARIABLE              VARIABLE
                                          NEW PACIFIC DIVISION   EUROPE DIVISION *      AMERICA DIVISION
                                          --------------------  --------------------  --------------------
                                            1998       1997       1998       1997       1998       1997
                                          ---------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income (loss)..........  $   2,003  $  (3,335) $  (1,931) $  (1,581) $  (1,066) $  (1,056)
  Net realized gain (loss) on
   investments..........................    (99,869)  (106,227)    32,675     24,571     14,712      7,452
  Net unrealized gain (loss) on
   investments..........................     38,166   (105,090)   (13,238)    (3,684)    12,840        849
                                          ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease) in net
     assets resulting from operations...    (59,700)  (214,652)    17,506     19,306     26,486      7,245
                                          ---------  ---------  ---------  ---------  ---------  ---------
  Deposits into Separate Account........     54,681    322,717     32,000     97,213        600      9,078
  Transfers into (from) Separate
   Account..............................    (50,643)  (746,617)     7,361    (41,369)    55,877     50,662
  Withdrawals from Separate Account.....    (46,928)   (17,643)   (86,538)    (1,004)    (4,477)    (1,989)
                                          ---------  ---------  ---------  ---------  ---------  ---------
    Net deposits into (withdrawals from)
     Separate Account...................    (42,890)  (441,543)   (47,177)    54,840     52,000     57,751
                                          ---------  ---------  ---------  ---------  ---------  ---------
      Increase (decrease) in net
       assets...........................   (102,590)  (656,195)   (29,671)    74,146     78,486     64,996
  Net assets, beginning of period.......    258,937    915,132    142,206     68,060     93,845     28,849
                                          ---------  ---------  ---------  ---------  ---------  ---------
  Net assets, end of period.............  $ 156,347  $ 258,937  $ 112,535  $ 142,206  $ 172,331  $  93,845
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------  ---------

                                                VARIABLE              VARIABLE              VARIABLE
                                            EMERGING MARKETS     NATURAL RESOURCES       INFRASTRUCTURE
                                              DIVISION * *        DIVISION * * * *      DIVISION * * * *
                                          --------------------  --------------------  --------------------
                                            1998       1997       1998       1997       1998       1997
                                          ---------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income (loss)..........  $    (351) $    (505) $    (806) $  (1,108) $     (70) $     (49)
  Net realized gain (loss) on
   investments..........................    (16,091)     8,334      9,224      3,592          1        519
  Net unrealized gain (loss) on
   investments..........................      3,396    (12,043)   (37,226)    (5,533)       525       (574)
                                          ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease) in net
     assets resulting from operations...    (13,046)    (4,214)   (28,808)    (3,049)       456       (104)
                                          ---------  ---------  ---------  ---------  ---------  ---------
  Deposits into Separate Account........     46,031     38,043          0      3,358          0      3,352
  Transfers into (from) Separate
   Account..............................    (26,015)    11,719     (3,210)    90,120      2,445      5,700
  Withdrawals from Separate Account.....    (46,000)    (1,684)    (6,726)         0          0          0
                                          ---------  ---------  ---------  ---------  ---------  ---------
    Net deposits into (withdrawals from)
     Separate Account...................    (25,984)    48,078     (9,936)    93,478      2,445      9,052
                                          ---------  ---------  ---------  ---------  ---------  ---------
      Increase (decrease) in net
       assets...........................    (39,030)    43,864    (38,744)    90,429      2,901      8,948
  Net assets, beginning of period.......     58,391     14,527     91,872      1,443     10,324      1,376
                                          ---------  ---------  ---------  ---------  ---------  ---------
  Net assets, end of period.............  $  19,361  $  58,391  $  53,128  $  91,872  $  13,225  $  10,324
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------  ---------

----------------

  * The Variable Europe Division and the Variable Latin America Division commenced operations January 30, 1996.
 * * The Variable Emerging Markets Division commenced operations March 25,
     1996.
 * * * The Variable International Division commenced operations April 9,
     1996.
 * * * * The Variable Natural Resources Division and the Variable Infrastructure Division commenced operations August 26, 1996.
 * * * * * The Variable Growth & Income Division commenced operations April 8, 1997.

              See accompanying notes to the financial statements.

                                      F10

                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                For the periods ended December 31, 1998 and 1997

--------------------------------------------------------------------------------


                                                VARIABLE              VARIABLE              VARIABLE              VARIABLE
                                            GROWTH & INCOME        LATIN AMERICA       TELECOMMUNICATIONS      INTERNATIONAL
                                                DIVISION             DIVISION *             DIVISION           DIVISION * * *
                                          --------------------  --------------------  --------------------  --------------------
                                            1998       1997       1998       1997       1998       1997       1998       1997
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income (loss)..........  $     271  $     382  $   1,256  $  (3,220) $  (8,185) $  (7,287) $    (406) $    (693)
  Net realized gain (loss) on
   investments..........................        628         68    (51,768)       717     46,832     63,056      3,887        128
  Net unrealized gain (loss) on
   investments..........................      4,887      2,919    (45,252)    (4,580)    62,665      8,483     (4,740)     2,967
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease) in net
     assets resulting from operations...      5,786      3,369    (95,764)    (7,083)   101,312     64,252     (1,259)     2,402
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Deposits into Separate Account........     32,012     16,000     42,534     66,495     31,109     74,000          0     12,347
  Transfers into (from) Separate
   Account..............................     12,323     10,000     (2,788)    35,358       (421)     5,276          0     10,000
  Withdrawals from Separate Account.....    (32,360)         0    (51,876)    (5,000)   (58,487)    (4,804)      (372)      (691)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net deposits into (withdrawals from)
     Separate Account...................     11,975     26,000    (12,130)    96,853    (27,799)    74,472       (372)    21,656
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Increase (decrease) in net
       assets...........................     17,761     29,369   (107,894)    89,770     73,513    138,724     (1,631)    24,058
  Net assets, beginning of period.......     29,369          0    200,019    110,249    555,187    416,463     64,216     40,158
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net assets, end of period.............  $  47,130  $  29,369  $  92,125  $ 200,019  $ 628,700  $ 555,187  $  62,585  $  64,216
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

----------------

  * The Variable Europe Division and the Variable Latin America Division commenced operations January 30, 1996.
 * * The Variable Emerging Markets Division commenced operations March 25,
     1996.
 * * * The Variable International Division commenced operations April 9,
     1996.
 * * * * The Variable Natural Resources Division and the Variable Infrastructure Division commenced operations August 26, 1996.
 * * * * * The Variable Growth & Income Division commenced operations April 8, 1997.

              See accompanying notes to the financial statements.

                                      F11

                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
Security Equity Separate Account Twenty-six commenced operations on January 30, 1996, and Security Equity Separate Account Twenty-seven commenced operations on September 7, 1995. The Separate Accounts are registered under the Investment Company Act of 1940 (1940 Act) as unit investment trusts. The Separate Accounts receive purchase payments from individual variable annuity contracts issued by Security Equity Life Insurance Company (Security Equity) which may be qualified or non-tax qualified.

Separate Account Twenty-six is divided into four divisions and Separate Account Twenty-seven is divided into ten divisions. Each Division invests exclusively in shares of a single fund of GT Global Variable Investment Funds (the Funds), an open-end diversified management investment company. Separate Account Twenty-six has the ability to invest in the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Funds. Separate Account Twenty-seven has the ability to invest in the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommuncations, Variable International, Variable Emerging Markets, Variable Natural Resources and Variable Infrastructure Funds.

Contractholders have the option of directing their deposits into one or more of the Divisions. The unit values for Separate Account Twenty-six began at $12.00 on January 30, 1996, for the Variable Strategic Income Division; on July 26, 1996, for the Money Market Division; and on June 4, 1997, for the Variable U.S. Government Income Division. The unit values for Separate Account Twenty-seven began at $12.00 on September 7, 1995, for the Variable New Pacific Division, Variable America Division and the Variable Telecommunications Division; on January 30, 1996, for the Variable Europe Division and Variable Latin America Division; on March 25, 1996, for the Variable Emerging Markets Division; on April 9, 1996, for the Variable International Division, on August 26, 1996, for the Variable Natural Resources Division and the Variable Infrastructure Division; and on April 8, 1997, for the Variable Growth & Income Division. As of December 31, 1998, no deposits have been directed into the Variable Global Government Income Division of Separate Account Twenty-six. As such, no financial statements for this Division are included.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Accounts in the preparation of financial statements. The policies followed are in conformity with generally accepted accounting principles.

(A) INVESTMENTS
The Separate Accounts' investments in the GT Global Variable Funds are valued daily on the respective shares held and based on the net asset values as reported to Security Equity by the Funds at the close of each business day. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date which is generally consistent with the settlement date.

(B) FEDERAL INCOME TAXES
Under current Federal income tax law, the investment income and capital gains from sales of investments of the Separate Accounts are not taxable. Therefore, no Federal income tax expense has been provided.

(C) DIVIDEND REINVESTMENT
Dividends are recorded on the ex-dividend date and immediately reinvested on the pay date.

(D) USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 -- CONTRACT CHARGES
MORTALITY AND EXPENSE RISK CHARGE: Security Equity assumes the mortality and expense risks and provides certain administrative services related to operating the Separate Accounts for which the Separate Accounts are charged an annual fee of 1.25% based on the values at the end of each valuation period. Mortality and expense charges for Separate Account Twenty-six totaled $11,752 for the period ended December 31, 1998. Mortality and expense charges for Separate Account Twenty-seven totaled $15,861 for the period ended December 31, 1998.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE): Under Separate Account contractual arrangements, Security Equity is entitled to collect payment for sales charges. Contracts are subject to a deferred sales charge contingent upon surrender of the contract or a greater than 10% partial withdrawal of funds on deposit. The sales charge is 7% the first contract year, decreasing by 1% each subsequent year. The contingent deferred sales charge will be waived in the event of annuitization after the third year or on death. Sales charges as a result of surrenders are disclosed in Note 6.

ACCOUNT FEE AND ADMINISTRATIVE CHARGES: Security Equity has the responsibility for the administration of the contract. As reimbursement for account administrative expenses, on the last day of the contract year, Security Equity deducts an account fee. For contracts with accumulated values less than $20,000, the fee is the lesser of $30 or 2% of the accumulated value for contract years ending prior to December 31, 1999. Thereafter, the account fee may be adjusted annually. The account fee is waived for contracts with

                                      F12

                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

NOTE 3 -- CONTRACT CHARGES (CONTINUED)
accumulated values of $20,000 or more. Security Equity charges $25 for each transfer in excess of twelve (12) during the Contract Year, excluding transfers made under the Dollar Cost Averaging program and reserves the right to charge a fee to cover the expenses for special handling. Account fees are disclosed in
Note 6. Security Equity also provides certain administrative services for which it charges an administrative charge to the Separate Accounts at an annual rate of 0.15% at the end of each valuation period. Administrative charges for Separate Account Twenty-six totaled $1,410 for the period ended December 31, 1998. Administarative charges for Separate Account Twenty-seven totaled $1,903 for the period ended December 31, 1998.
PREMIUM TAXES: In states which charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract. Premium taxes are disclosed in Note 6.

NOTE 4 -- PURCHASES AND SALES OF GT GLOBAL VARIABLE INVESTMENT FUND SHARES During the period ended December 31, 1998, cost of purchases and proceeds from sales of GT Global Variable Investment Fund shares were as follows:

SEPARATE ACCOUNT TWENTY-SIX                                                       PURCHASES     SALES
--------------------------------------------------------------------------------  ----------  ----------
Money Market Fund...............................................................  $1,336,481  $1,380,721
Variable Strategic Income Fund..................................................   1,543,417   1,502,019
Variable U.S. Government Income Fund............................................     588,103     606,464


SEPARATE ACCOUNT TWENTY-SEVEN
--------------------------------------------------------------------------------
Variable New Pacific Fund.......................................................  $  205,803  $  238,196
Variable Europe Fund............................................................     234,603     265,052
Variable America Fund...........................................................     246,796     188,583
Variable Growth & Income Fund...................................................       4,427         918
Variable Latin America Fund.....................................................      96,390     106,020
Variable Telecommunications Fund................................................      85,356      69,962
Variable International Fund.....................................................       4,241       1,389
Variable Emerging Markets Fund..................................................      64,715      63,814
Variable Natural Resources Fund.................................................      12,469      11,005
Variable Infrastructure Fund....................................................       7,655       5,300

There were no purchases or sales of GT Global Variable Investment Fund shares for the Variable Global Government Income Fund Division of Separate Account Twenty-six.
NOTE 5 -- ACCUMULATION UNIT ACTIVITY
The following is a summary of the accumulation unit activity for the Money Market Division and Variable Strategic Income Division for the period from January 1, 1997 to December 31, 1998, and for the Variable U.S. Government Income Division for the period from June 4, 1997 to December 31, 1998 for Separate Account Twenty-six:

                                                                          VARIABLE          VARIABLE U.S.
                                                      MONEY MARKET    STRATEGIC INCOME    GOVERNMENT INCOME
                                                        DIVISION          DIVISION             DIVISION
                                                    ----------------  ----------------  ----------------------
                                                     1998     1997     1998     1997     1998        1997
                                                    -------  -------  -------  -------  -------  -------------
Individual units held:
  Deposits........................................        0   11,950      892    1,797        0              0
  Transfers.......................................    1,802    3,796      792   35,859        0          2,518
  Withdrawals.....................................   (2,828)    (115)    (896)     (53)    (518)             0
  Outstanding units, beginning of period..........   15,631        0   44,913    7,310    2,518              0
                                                    -------  -------  -------  -------  -------  -------------
  Outstanding units, end of period................   14,605   15,631   45,701   44,913    2,000          2,518
                                                    -------  -------  -------  -------  -------  -------------
                                                    -------  -------  -------  -------  -------  -------------

                                      F13

                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

NOTE 5 -- ACCUMULATION UNIT ACTIVITY (CONTINUED)
The following is a summary of the accumulation unit activity for the period from January 1, 1997 to December 31, 1998 for all divisions except for the Variable Growth & Income Division which shows the unit activity from April 8, 1997 (inception) to December 31, 1998 for Separate Account Twenty-seven:

                                                                                                VARIABLE GROWTH
                                            VARIABLE NEW    VARIABLE EUROPE   VARIABLE AMERICA      & INCOME       VARIABLE LATIN
                                          PACIFIC DIVISION      DIVISION          DIVISION          DIVISION      AMERICA DIVISION
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                           1998     1997     1998     1997     1998     1997     1998     1997     1998     1997
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Individual units held:
  Deposits..............................    4,180   20,759    2,024    6,235        0      758    2,667    1,333    2,925    4,756
  Transfers.............................   (9,108) (49,925)     430   (2,448)   4,914    3,425      785      783     (846)     347
  Withdrawals...........................   (3,265)  (1,240)  (4,971)     (61)    (278)       0   (2,689)       0   (4,740)     (50)
  Outstanding units, beginning of
   period...............................   28,896   59,302    8,163    4,437    6,419    2,236    2,116        0   13,385    8,332
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Outstanding units, end of period......   20,703   28,896    5,646    8,163   11,055    6,419    2,879    2,116   10,724   13,385
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

                                         VARIABLE
                                       TELECOMMUN-         VARIABLE          VARIABLE      VARIABLE NATURAL      VARIABLE
                                         ICATIONS       INTERNATIONAL    EMERGING MARKETS     RESOURCES       INFRASTRUCTURE
                                         DIVISION      GROWTH DIVISION       DIVISION          DIVISION          DIVISION
                                     ----------------  ----------------  ----------------  ----------------  ----------------
                                      1998     1997     1998     1997     1998     1997     1998     1997     1998     1997
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Individual units held:
  Deposits.........................    1,853    5,614        0      947    3,376    2,634        0      263        0      249
  Transfers........................       (5)     372        0      767   (2,411)   1,549     (263)   6,391      173      423
  Withdrawals......................   (4,058)    (347)     (26)     (52)  (3,376)    (114)    (581)       0        0        0
  Outstanding units, beginning of
   period..........................   37,030   31,391    4,879    3,217    5,161    1,092    6,760      106      780      108
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Outstanding units, end of
   period..........................   34,820   37,030    4,853    4,879    2,750    5,161    5,916    6,760      953      780
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT
Deposits into the Separate Account are used to purchase shares in GT Global Variable Investment Funds. Net deposits represent the amounts available for investment in such shares after deduction of premium taxes, administrative costs, and surrender charges. Activity for Separate Account Twenty-six follows:

                                                                                                VARIABLE U.S. GOVERNMENT
                                                        MONEY MARKET       VARIABLE STRATEGIC
                                                          DIVISION          INCOME DIVISION         INCOME DIVISION*
                                                    --------------------  --------------------  ------------------------
                                                      1998       1997       1998       1997       1998         1997
                                                    ---------  ---------  ---------  ---------  ---------  -------------
Total gross deposits..............................  $       0  $ 145,058  $  12,076  $  25,099  $       4    $         0
Transfers between fund divisions and Security
 Equity...........................................     16,831     43,617      5,338    495,534    (17,102)        30,000
Surrenders and withdrawals........................    (35,082)    (1,336)   (12,060)    (2,104)    (6,726)             0
                                                    ---------  ---------  ---------  ---------  ---------  -------------
    Total gross deposits, transfers, and
     surrenders between fund divisions............    (18,251)   187,339      5,354    518,529    (23,824)        30,000
                                                    ---------  ---------  ---------  ---------  ---------  -------------
Deductions:
  Account fees....................................          0          0        (60)       (60)         0              0
  Surrender charges...............................          0        (56)         0          0          0              0
                                                    ---------  ---------  ---------  ---------  ---------  -------------
    Total deductions..............................          0        (56)       (60)       (60)         0              0
                                                    ---------  ---------  ---------  ---------  ---------  -------------
Net deposits into (deductions from) Separate
 Account..........................................  $ (18,251) $ 187,283  $   5,294  $ 518,469  $ (23,824)   $    30,000
                                                    ---------  ---------  ---------  ---------  ---------  -------------
                                                    ---------  ---------  ---------  ---------  ---------  -------------

--------------
   * The Variable U.S. Government Income Division commenced operations on June 4, 1997.

                                      F14

                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED) Deposits into the Separate Account are used to purchase shares in GT Global Variable Investment Funds. Net deposits represent the amounts available for investment in such shares after deduction of premium taxes, administrative costs, and surrender charges. Activity for Separate Accont Twenty-seven follows:

                                                                                                                      VARIABLE
                                                                                                                      GROWTH &
                                                    VARIABLE NEW PACIFIC    VARIABLE EUROPE       VARIABLE AMERICA     INCOME
                                                          DIVISION             DIVISION*              DIVISION        DIVISION*****
                                                    --------------------  --------------------  --------------------  ---------
                                                      1998       1997       1998       1997       1998       1997       1998
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total gross deposits..............................  $  54,711    322,747  $  32,060  $  97,213  $     660  $   9,078  $  32,012
Transfers between fund divisions and Security
 Equity...........................................    (50,643)  (746,617)     7,361    (41,369)    55,877     50,662     12,323
Surrenders and withdrawals........................    (46,928)   (17,609)   (83,980)    (1,004)    (4,407)    (1,989)   (32,360)
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total gross deposits, transfers, and
     surrenders between fund divisions............    (42,860)  (441,479)   (44,559)    54,840     52,130     57,751     11,975
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Deductions:
  Account Fees....................................        (30)       (30)       (60)         0        (60)         0          0
  Surrender charges...............................          0        (34)    (2,558)         0        (70)         0          0
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total deductions..............................        (30)       (64)    (2,618)         0       (130)         0          0
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net deposits into (deductions from) Separate
 Account..........................................  $ (42,890) $(441,543) $ (47,177) $  54,840  $  52,000  $  57,751  $  11,975
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                                      1997
                                                    ---------
Total gross deposits..............................  $  16,000
Transfers between fund divisions and Security
 Equity...........................................     10,000
Surrenders and withdrawals........................          0
                                                    ---------
    Total gross deposits, transfers, and
     surrenders between fund divisions............     26,000
                                                    ---------
Deductions:
  Account Fees....................................          0
  Surrender charges...............................          0
                                                    ---------
    Total deductions..............................          0
                                                    ---------
Net deposits into (deductions from) Separate
 Account..........................................  $  26,000
                                                    ---------
                                                    ---------

                                                                      VARIABLE              VARIABLE
                                             VARIABLE LATIN      TELECOMMUNICATIONS      INTERNATIONAL
                                           AMERICA DIVISION*          DIVISION            DIVISION***
                                          --------------------  --------------------  --------------------
                                            1998       1997       1998       1997       1998       1997
                                          ---------  ---------  ---------  ---------  ---------  ---------
Total gross deposits....................  $  42,564  $  66,585  $  31,199  $  74,120  $       0  $  12,347
Transfers between fund divisions and
 Security Equity........................     (2,788)    35,358       (421)     5,276          0     10,000
Surrenders and withdrawals..............    (51,003)    (5,000)   (55,859)    (4,474)      (372)      (691)
                                          ---------  ---------  ---------  ---------  ---------  ---------
    Total gross deposits, transfers, and
     surrenders between fund
     divisions..........................    (11,227)    96,943    (25,081)    74,922       (372)    21,656
                                          ---------  ---------  ---------  ---------  ---------  ---------
Deductions:
  Account Fees..........................        (30)       (90)       (90)      (120)         0          0
  Surrender charges.....................       (873)         0     (2,628)      (330)         0          0
                                          ---------  ---------  ---------  ---------  ---------  ---------
    Total deductions....................       (903)       (90)    (2,718)      (450)         0          0
                                          ---------  ---------  ---------  ---------  ---------  ---------
Net deposits into (deductions from)
 Separate Account.......................  $ (12,130) $  96,853  $ (27,799) $  74,472  $    (372) $  21,656
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------  ---------

                                                                            VARIABLE NATURAL          VARIABLE
                                                     VARIABLE EMERGING         RESOURCES           INFRASTRUCTURE
                                                     MARKETS DIVISION**       DIVISION****          DIVISION****
                                                    --------------------  --------------------  --------------------
                                                      1998       1997       1998       1997       1998       1997
                                                    ---------  ---------  ---------  ---------  ---------  ---------
Total gross deposits..............................  $  46,031  $  38,043  $       0  $   3,358  $     330  $   3,352
Transfers between fund divisions and Security
 Equity...........................................    (26,015)    11,719     (3,210)    90,120      2,445      5,700
Surrenders and withdrawals........................    (46,000)    (1,684)    (6,726)         0      6,070          0
                                                    ---------  ---------  ---------  ---------  ---------  ---------
    Total gross deposits, transfers, and
     surrenders between fund divisions............    (25,984)    48,078     (9,936)    93,478      8,845      9,052
                                                    ---------  ---------  ---------  ---------  ---------  ---------
Deductions:
  Account Fees....................................          0          0          0          0       (330)         0
  Surrender charges...............................          0          0          0          0     (6,070)         0
                                                    ---------  ---------  ---------  ---------  ---------  ---------
    Total deductions..............................          0          0          0          0     (6,400)         0
                                                    ---------  ---------  ---------  ---------  ---------  ---------
Net deposits into (deductions from) Separate
 Account..........................................  $ (25,984) $  48,078  $  (9,936) $  93,478  $   2,445  $   9,052
                                                    ---------  ---------  ---------  ---------  ---------  ---------
                                                    ---------  ---------  ---------  ---------  ---------  ---------

--------------

                        * The Variable Europe Division and the Variable Latin America Division commenced operations January
                         30, 1996.
                       ** The Variable Emerging Markets Division commenced operations March 25, 1996.
                      *** The Variable International Division commenced operations April 9, 1996.
                     **** The Variable Natural Resources Division and the Variable Infrastructure Division commenced operations August 26, 1996.
                    ***** The Variable Growth & Income Division commenced operations April 8, 1997.

                                      F15

                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                            SCHEDULE OF INVESTMENTS*

                               December 31, 1998

--------------------------------------------------------------------------------

SEPARATE ACCOUNT TWENTY-SIX:                                                      NO. OF SHARES   MARKET VALUE
--------------------------------------------------------------------------------  -------------   ------------
  GT Global: Money Market Fund..................................................       184,674    $   184,674
  GT Global: Variable Strategic Income Fund.....................................        52,876        655,128
  GT Global: U.S. Government Income Fund........................................         2,261         27,381


SEPARATE ACCOUNT TWENTY-SEVEN:
--------------------------------------------------------------------------------
  GT Global: Variable New Pacific Fund..........................................        19,000        165,678
  GT Global: Variable Europe Fund...............................................         4,832        112,675
  GT Global: Variable America Fund..............................................         8,561        172,501
  GT Global: Variable Growth & Income Fund......................................         1,769         38,049
  GT Global: Variable Latin America Fund........................................         9,603         92,288
  GT Global: Variable Telecommunications Fund...................................        30,467        629,443
  GT Global: Variable International Fund........................................         5,279         62,659
  GT Global: Variable Emerging Markets Fund.....................................         2,897         19,384
  GT Global: Variable Natural Resources Fund....................................         4,880         53,191
  GT Global: Variable Infrastructure Fund.......................................           769         13,241

--------------
* There were no investments of GT Global Investment Fund shares for the Variable Global Government Income Fund.

                 See accompanying independent auditors' report.

                                      F16

                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

                        CONDENSED FINANCIAL INFORMATION

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                                     ACCUMULATION
                                                                                  ACCUMULATION       UNIT VALUE:     TOTAL UNITS
                                                                                  UNIT VALUE:           END OF       OUTSTANDING,
                                                                              BEGINNING OF PERIOD*      PERIOD      END OF PERIOD
                                                                              --------------------   ------------   --------------
SEPARATE ACCOUNT TWENTY-SIX:
  Money Market Division...............................................  1998         12.26              12.68           14,605
                                                                        1997           N/A              12.26           15,631

  Variable Strategic Income Division..................................  1998         14.61              14.32           45,701
                                                                        1997         13.82              14.61           44,913

  Variable U.S. Government Income Division............................  1998         12.71              13.67            2,000
                                                                        1997         12.00              12.71            2,518

SEPARATE ACCOUNT TWENTY-SEVEN:
  Variable New Pacific Division.......................................  1998          8.96               7.55           20,703
                                                                        1997         15.43               8.96           28,896
                                                                        1996         11.95              15.43           59,302

  Variable Europe Division............................................  1998         19.93              19.93            5,647
                                                                        1997         15.34              19.93            8,163

  Variable America Division...........................................  1998         14.62              15.59           11,055
                                                                        1997         12.90              14.62            6,419
                                                                        1996         11.03              12.90            2,236

  Variable Growth & Income Division...................................  1998         13.88              16.37            2,879
                                                                        1997         12.00              13.88            2,116

  Variable Latin America Division.....................................  1998         14.94               8.59           10,724
                                                                        1997         13.23              14.94           13,385

  Variable Telecommunications Division................................  1998         14.99              18.06           34,820
                                                                        1997         13.27              14.99           37,030
                                                                        1996         11.27              13.27           31,391

  Variable International Division.....................................  1998         13.16              12.90            4,853
                                                                        1997         12.48              13.16            4,879

  Variable Emerging Markets Division..................................  1998         11.31               7.04            2,750
                                                                        1997         13.30              11.31            5,161

  Variable Natural Resources Division.................................  1998         13.59               8.98            5,916
                                                                        1997         13.60              13.59            6,760

  Variable Infrastructure Division....................................  1998         13.24              13.88              953
                                                                        1997         12.79              13.24              780

--------------
* At inception of Separate Account on September 7, 1995, except for the Variable Strategic Income Division, the Variable Europe Division, and the Variable Latin America Division, which commenced operations on January 30, 1996; the Variable Emerging Markets Division, which commenced operations on March 25, 1996; the Variable International Division, which commenced operations on April 9, 1996; the Money Market Division, which commenced operations on July 26, 1996; the Variable Natural Resources Division the Variable Infrastructure Division which commenced operations on August 26, 1996; the Variable Growth & Income Division which commenced operations on April 8, 1997; and the Variable U.S. Government Division which commenced operations on June 4, 1997.

                 See accompanying independent auditors' report.

                                      F17

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GT GLOBAL
ALLOCATOR

DIVISIONS'
FINANCIAL
STATEMENTS

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (59.7%)
  Algeria (1.0%)
    Algeria Tranche 1 Loan Assignment, 6.625% due 9/4/06+ ....   USD           500,000   $   225,000         1.0
  Argentina (2.9%)
    Republic of Argentina:
      11% due 12/4/05 - 144A{.} ..............................   USD           180,000       179,550         0.8
      11% due 10/9/06 ........................................   USD           134,000       132,828         0.6
      Discount Bond, 6.0625% due 3/31/23+ ....................   USD           150,000       111,188         0.5
      Global Bond, 11.375% due 1/30/17 .......................   USD           110,000       110,275         0.5
      I.O. Strip, 12.11% due 4/10/05 .........................   USD           115,000       104,938         0.5
  Brazil (0.9%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ ................................................   USD           325,000       194,188         0.9
  Bulgaria (1.9%)
    Republic of Bulgaria:
      Discounted Bond Series A, 6.6875% due 7/28/24 -
       Euro+ .................................................   USD           397,000       278,893         1.3
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ .........................   USD           218,000       124,941         0.6
  Canada (1.0%)
    Canadian Government, 6% due 6/1/08 .......................   CAD           300,000       212,294         1.0
  Colombia (0.9%)
    Republic of Colombia:
      8.625% due 4/1/08 ......................................   USD           179,000       153,045         0.7
      7.27% due 6/15/03 - 144A{.} ............................   USD            55,000        47,025         0.2
  Denmark (2.4%)
    Kingdom of Denmark, 7% due 11/10/24 ......................   DKK         2,600,000       523,432         2.4
  Germany (14.2%)
    Deutschland Republic:
      6% due 1/5/06 ..........................................   DEM         2,180,000     1,491,100         6.8
      6.5% due 7/4/27 ........................................   DEM           920,000       690,147         3.1
      6.5% due 10/14/05 ......................................   DEM           700,000       489,672         2.2
      6% due 7/4/07 ..........................................   DEM           670,000       463,844         2.1
  Greece (1.7%)
    Hellenic Republic:
      8.8% due 6/19/07 .......................................   GRD        50,000,000       198,849         0.9
      9.2% due 3/21/02 .......................................   GRD        50,000,000       184,616         0.8
  Italy (4.3%)
    Italian Government, 7.25% due 11/1/26 ....................   ITL       780,000,000       634,596         2.9
    Italian Buoni Poliennali Del Tesoro (BTPS), 8.5% due
     1/1/04 ..................................................   ITL       420,000,000       313,022         1.4
  Ivory Coast (1.2%)
    Ivory Coast:
      1.9% due 3/29/18 .......................................   FRF         3,851,250       186,034         0.8
      2% due 3/29/18 .........................................   USD           296,250        87,564         0.4
  Korea (1.1%)
    Korea Republic Restructured Debt, 8.281% due 4/8/00 ......   USD           250,000       239,375         1.1
  Mexico (0.6%)
    United Mexican States, 9.875% due 1/15/07 ................   USD           131,000       129,526         0.6

    The accompanying notes are an integral part of the financial statements.

                                       F1

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (Continued)
  Netherlands (1.1%)
    Netherlands Government Bond, 5.5% due 1/15/28 ............   NLG           400,000   $   236,184         1.1
  Peru (1.7%)
    Republic of Peru, Past Due Interest Bond, 4.00% (4.50% at
     7/99) due 3/7/17++ ......................................   USD           584,000       369,380         1.7
  Russia (0.2%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ...................   USD           667,458        43,385         0.2
    Russian Ministry of Finance #6, due 5/14/06 GDR -
     144A{.} .................................................   USD             9,000           653          --
  Turkey (0.4%)
    Republic of Turkey, 12% due 12/15/08 .....................   USD            96,000        95,520         0.4
  United Kingdom (10.0%)
    United Kingdom Treasury, 9% due 10/13/08 .................   GBP           970,000     2,200,798        10.0
  United States (12.2%)
    United States Treasury:
      6.375% due 8/15/27{./} .................................   USD         1,660,000     1,909,225         8.7
      4.25% due 11/15/03 .....................................   USD           300,000       296,227         1.3
      4.75% due 11/15/08 .....................................   USD           170,000       171,381         0.8
    Federal National Mortgage Association, 7.25% due
     6/20/02 .................................................   NZD           550,000       298,589         1.4
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $13,455,718) ................................................                            13,127,284
                                                                                         -----------
Corporate Bonds (26.7%)
  Argentina (1.9%)
    Telefonica de Argentina, 9.125% due 5/7/08 - Reg S{c} ....   USD           245,000       226,652         1.0
    YPF S.A., 10% due 11/2/28 ................................   USD            95,000        97,969         0.4
    Supercanal Holdings S.A., 11.5% due 5/15/05 - Reg S{c} ...   USD           100,000        57,500         0.3
    Mastellone Hermanos S.A., 11.75% due 4/1/08 - 144A{.} ....   USD            53,000        42,798         0.2
  Brazil (0.2%)
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} ......   USD            53,000        48,760         0.2
  Cayman Islands (0.5%)
    Nacional Financiera SNC, 8.649% due 12/1/00 - Euro 144A+
     {.} .....................................................   USD           105,000       106,050         0.5
  Colombia (0.1%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} ....................................................   USD            30,000        25,200         0.1
  Germany (0.6%)
    Bayerische Landesbank NY, 5.875% due 12/1/08 .............   USD           140,000       143,163         0.6
  Jamaica (0.1%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Reg S{c} ....   USD            44,000        30,800         0.1
  Mexico (4.1%)
    Petroleos Mexicanos:
      8.85% due 9/15/07 - 144A{.} ............................   USD           180,000       162,000         0.7
      9.375% due 12/2/08 - 144A{.} ...........................   USD           130,000       129,675         0.6
      9.25% due 3/30/18 - 144A{.} ............................   USD           160,000       128,800         0.6
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} ....................................................   USD           153,000       149,940         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F2

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (Continued)
    Monterrey Power, S.A. de C.V., 9.625% due 11/15/09 -
     144A{.} .................................................   USD           193,000   $   148,610         0.7
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .........   USD            90,000        72,450         0.3
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 .......   USD            50,000        44,125         0.2
    Cemex Valenciana, 9.66% due 12/29/49 .....................   USD            40,000        36,200         0.2
    Grupo Azucarero Mexico, 11.5% due 1/15/05 - Reg S{c} .....   USD            50,000        19,000         0.1
  Netherlands (0.6%)
    TPSA Finance BV, 7.75% due 12/10/08 - 144A{.} ............   USD           126,000       124,268         0.6
  Russia (0.2%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .................................................   USD            94,000        34,310         0.2
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} .......   USD            67,000        11,725          --
  United Kingdom (0.4%)
    Colt Telecom Group PLC, 7.625% due 7/31/08 ...............   DEM           150,000        89,058         0.4
  United States (18.0%)
    Comcast Cable Communications, 6.2% due 11/15/08 ..........   USD           300,000       305,994         1.4
    Xerox Corp., 5.5% due 11/15/03 ...........................   USD           300,000       300,834         1.4
    Ford Motor Credit Corp., 5.25% due 6/16/08 ...............   DEM           320,000       200,895         0.9
    Unisys Corp., 7.875% due 4/1/08 ..........................   USD           150,000       159,938         0.7
    Chase Manhattan Corp., 6.25% due 1/15/06 .................   USD           152,000       157,318         0.7
    Lenfest Communications, 8.25% due 2/15/08 - 144A{.} ......   USD           150,000       157,125         0.7
    Lin Television Corp., 8.375% due 3/1/08 - 144A{.} ........   USD           150,000       151,313         0.7
    General Motors Acceptance Corp., 6.625% due 10/15/05 .....   USD           143,000       150,998         0.7
    Engle Homes, Inc., 9.25% due 2/1/08 ......................   USD           150,000       150,750         0.7
    Hollywood Casino Corp., 12.75% due 11/1/03 ...............   USD           125,000       133,750         0.6
    Riddell Sports, Inc., 10.5% due 7/15/07 ..................   USD           135,000       128,242         0.6
    Smithfield Foods, Inc., 7.625% due 2/15/08 ...............   USD           125,000       126,250         0.6
    Graham Packaging/GPC Capital, 8.75% due 1/15/08 -
     144A{.} .................................................   USD           125,000       125,625         0.6
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 ..................................................   USD           135,000       118,800         0.5
    Cendant Corp., 7.75% due 12/1/03 .........................   USD           100,000       101,216         0.5
    United Stationers Supply, 8.375% due 4/15/08 - 144A{.} ...   USD           100,000       100,250         0.5
    Drypers Corp. Series B, 10.25% due 6/15/07 ...............   USD            90,000        87,750         0.4
    Loews Cineplex Entertainment, 8.875% due 8/1/08 -
     144A{.} .................................................   USD            75,000        77,813         0.4
    Circus Circus Enterprise, 9.25% due 12/1/05 ..............   USD            75,000        77,794         0.3
    Fisher Scientific International, 9% due 2/1/08 ...........   USD            75,000        75,000         0.3
    Chancellor Media Corp., 8.125% due 12/15/07 - 144A{.} ....   USD            75,000        74,813         0.3
    PSINET, Inc., 10% due 2/15/05 ............................   USD            75,000        74,625         0.3
    Viasystems, Inc., 9.75% due 6/1/07 .......................   USD            75,000        70,125         0.3
    U.S. Filter Corp., 4.5% due 12/15/01 .....................   USD            73,000        69,168         0.3
    Niagara Mohawk Power, 7.375% due 7/1/03 ..................   USD            65,000        66,632         0.3
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} .................................................   USD            55,000        58,025         0.3
    Duane Reade, Inc., 9.25% due 2/15/08 .....................   USD            55,000        56,925         0.3
    Eagle Family Foods, 8.75% due 1/15/08 - 144A{.} ..........   USD            60,000        56,850         0.3
    Norampac, Inc., 9.5% due 2/1/08 - 144A{.} ................   USD            55,000        56,100         0.3
    Allbritton Communication, 8.875% due 2/1/08 - 144A{.} ....   USD            55,000        55,000         0.2
    International Home Foods, 10.375% due 11/1/06 ............   USD            50,000        54,375         0.2
    Revlon Consumer Products, 8.625% due 2/2/08 - 144A{.} ....   USD            55,000        50,875         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F3

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (Continued)
    Syratech Corp., 11% due 4/15/07{.} .......................   USD            60,000   $    48,900         0.2
    Salton/Maxim Housewares, 10.75% due 12/15/05 - 144A{.} ...   USD            45,000        45,506         0.2
    Park Place Entertainment, 7.875% due 12/15/05 -
     144A{.} .................................................   USD            45,000        45,281         0.2
    Healthsouth Corp., 3.25% due 4/1/03 ......................   USD            50,000        42,750         0.2
    Delco Remy International, Inc., 8.625% due 12/15/07 ......   USD            40,000        41,200         0.2
    BTI Telecommunications Corp., 10.5% due 9/15/07 -
     144A{.} .................................................   USD            55,000        40,975         0.2
    Hayes Lemmerz International, Inc., 8.25% due 12/15/05 -
     144A{.} .................................................   USD            40,000        40,000         0.2
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} ...............   USD            25,000        25,875         0.1
    ACME Metal, Inc., 10.875% due 12/15/07 - 144A(::) {.} ....   USD            45,000         6,075          --
                                                                                         -----------
Total Corporate Bonds (cost $6,120,826) ......................                             5,896,783
                                                                                         -----------
Mortgage Backed (7.2%)
  Denmark (1.4%)
    Realkredit Danmark, 6% due 10/1/26 .......................   DKK         1,904,000       298,991         1.4
  United States (5.8%)
    Government National Mortgage Association TBA Pass Thru
     Pool, due 1/15/29{*} ....................................   USD         1,300,000     1,288,625         5.8
                                                                                         -----------
Total Mortgage Backed (cost $1,540,127) ......................                             1,587,616
                                                                                         -----------
Structured Notes (0.5%)
  Korea (0.5%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02 (Issued by
     a newly created Delaware Business Trust, collateralized
     by triple A paper. This trust certificate has a credit
     risk component linked to the value of a referenced
     security: Korean Development[::] (Cost $130,000) ........   USD           130,000       102,700         0.5
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $21,246,671) ............                            20,714,383        94.1
                                                                                         -----------       -----

                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Republic of Argentina Global Bond Warrants, 11% due 12/3/99
   (cost $0) .................................................   ARG               180         8,640          --
                                                                                         -----------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                            PRINCIPAL       VALUE        % OF NET
SHORT-TERM INVESTMENTS                                          CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Commercial Paper - Discounted (5.9%)
  United States (5.9%)
    GE Capital, effective yield 5.25%, due 1/21/99 ...........   USD         1,300,000     1,296,136         5.9
                                                                                         -----------
Total Commercial Paper - Discounted (cost $1,296,136) ........                             1,296,136
                                                                                         -----------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $1,296,136) ...............                             1,296,136         5.9
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1998 with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $695,000 U.S. Treasury Notes, 7.75% due
   12/31/99 (market value of collateral is $715,633, including
   accrued interest)(cost $698,000)  .........................                           $   698,000         3.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $23,240,807)  * ......................                            22,717,159       103.2
Other Assets and Liabilities .................................                              (695,314)       (3.2)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $22,021,845       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        {*}  Purchased on a forward commitment basis.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when issued or derivative instruments.
          * For Federal income tax purposes, cost is $23,399,273 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     629,172
                 Unrealized depreciation:            (1,311,286)
                                                  -------------
                 Net unrealized depreciation:     $    (682,114)
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING

                                          MARKET VALUE                            UNREALIZED
                                             (U.S.         CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)        PRICE        DATE    (DEPRECIATION)
----------------------------------------  ------------   ------------  --------  ------------
Canadian Dollars........................      209,194         1.54785   3/18/99   $   (2,455)
French Francs...........................      161,647         5.45470   3/18/99        3,348
                                          ------------                           ------------
    Total Contracts to Sell (Receivable
     amount $371,734)...................      370,841                                    893
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO SELL AS PERCENTAGE OF NET ASSETS IS 1.68%.
    Total Open Forward Foreign Currency
     Contracts..........................                                          $      893
                                                                                 ------------
                                                                                 ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (81.1%)
  Canada (1.8%)
    Canadian Government, 6% due 6/1/08 ........................   CAD           230,000   $  162,759         1.8
  Denmark (10.6%)
    Kingdom of Denmark Bullet, 6% due 11/15/09 ................   DKK         5,200,000      933,025        10.6
  Germany (10.8%)
    Deutschland Republic:
      6% due 7/4/07 ...........................................   DEM         1,020,000      706,150         8.0
      6.5% due 10/14/05 .......................................   DEM           250,000      174,883         2.0
      6% due 1/5/06 ...........................................   DEM           105,000       71,819         0.8
  Greece (3.6%)
    Hellenic Republic:
      8.8% due 6/19/07 ........................................   GRD        50,000,000      198,849         2.3
      9.2% due 3/21/02 ........................................   GRD        30,000,000      110,769         1.3
  Italy (9.3%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      7.25% due 1/1/26 ........................................   ITL       610,000,000      496,287         5.6
      8.5% due 1/1/04 .........................................   ITL       440,000,000      327,928         3.7
  Netherlands (1.8%)
    Netherlands Government Bond, 5.5% due 1/15/28 .............   NLG           275,000      162,376         1.8
  United Kingdom (9.3%)
    United Kingdom Treasury, 9% due 10/13/08 ..................   GBP           360,000      816,791         9.3
  United States (32.8%)
    United States Treasury:
      5.625% due 5/15/08 ......................................   USD         1,515,000    1,617,055        18.4
      6.375% due 8/15/27{./} ..................................   USD           740,000      851,405         9.7
      4.75% due 11/15/08 ......................................   USD           280,000      282,275         3.2
    Federal National Mortgage Association, 6.375% due
     8/15/07 ..................................................   AUD           200,000      129,119         1.5
  Uruguay (1.1%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} .........   USD           100,000       98,000         1.1
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $7,015,142) ..................................................                            7,139,490
                                                                                          ----------
Corporate Bonds (10.0%)
  Germany (2.0%)
    Bayerische Landesbank NY, 5.875% due 12/1/08 ..............   USD           100,000      102,259         1.2
    Kredit Fuer Wiederaufbau International Finance, 7.25% due
     7/16/07 ..................................................   AUD           100,000       67,831         0.8
  Tunisia (2.3%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 .............   USD           250,000      207,049         2.3
  United Kingdom (4.3%)
    SBC Jersey, 8.75% due 6/20/05 .............................   GBP           200,000      380,552         4.3
  United States (1.4%)
    Ford Motor Credit Corp., 5.25% due 6/16/08 ................   DEM           190,000      119,282         1.4
                                                                                          ----------
Total Corporate Bonds (cost $882,222) .........................                              876,973
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Mortgage Backed (6.5%)
  Denmark (2.8%)
    Realkredit Danmark, 6% due 10/1/26 ........................   DKK         1,596,000   $  250,624         2.8
  United States (3.7%)
    Government National Mortgage Association TBA Pass Thru
     Pool, due 1/15/29{*} .....................................   USD           275,000      272,594         3.1
    Federal Home Loan Mortgage Association Pool #E62449, 8.5%
     due 3/1/10 ...............................................   USD            48,446       50,217         0.6
                                                                                          ----------
Total Mortgage Backed (cost $553,986) .........................                              573,435
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $8,451,350) ..............                            8,589,898        97.6
                                                                                          ----------       -----
                                                                             PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                           CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Commercial Paper - Discounted (3.1%)
  United States (3.1%)
    General Electric Capital Corp., effective yield 5.25%, due
     1/21/99
     (cost $274,133) ..........................................   USD           275,000      274,133         3.1
                                                                                          ----------       -----
                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $130,000 U.S. Treasury Bonds, 6.75% due
   8/15/26 (market value of collateral is $158,681, including
   accrued interest).(cost $151,000)  .........................                              151,000         1.7
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $8,876,483)  * ........................                            9,015,031       102.4
Other Assets and Liabilities ..................................                             (214,340)       (2.4)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $8,800,691       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the financial statements.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $8,876,483 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     287,545
                 Unrealized depreciation:              (148,997)
                                                  -------------
                 Net unrealized appreciation:     $     138,548
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE       DATE     DEPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Canadian Dollars........................       156,896         1.54785   3/18/99   $    (1,842)
                                          --------------                          --------------
  Total Contract to Sell (Receivable
   amount $155,054).....................       156,896                                  (1,842)
                                          --------------                          --------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 1.78%.
  Total Open Forward Foreign Currency
   Contract.............................                                           $    (1,842)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (65.9%)
  United States Treasury:
    7.625% due 2/15/25 ........................................   USD         1,050,000   $1,381,511        18.7
    9.25% due 2/15/16 .........................................   USD           600,000      861,680        11.7
    5.625% due 5/15/08 ........................................   USD           300,000      320,209         4.3
  Federal Home Loan Mortgage Corp., 5.75% due 7/15/03 .........   USD         1,300,000    1,335,607        18.1
  Tennessee Valley Authority Series A, 6.375% due 6/15/05 .....   USD           400,000      423,250         5.7
  Student Loan Marketing Assoc., 7.5% due 3/8/00 ..............   USD           350,000      360,406         4.9
  Federal National Mortgage Association, 6.8% due 1/10/03 .....   USD            90,000       95,446         1.3
  Financial Assistance Corp., 9.375% due 7/21/03 ..............   USD            75,000       87,843         1.2
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $4,719,931) ..................................................                            4,865,952
                                                                                          ----------
Mortgage Backed (26.1%)
  Federal National Mortgage Association:
    Pool #398668, 6.5% due 9/1/27 .............................   USD           308,167      310,383         4.2
    Pool #363939, 7% due 3/1/04 ...............................   USD           124,630      127,317         1.7
    Pool #356801, 6% due 12/1/08 ..............................   USD           106,578      107,045         1.5
  Mortgage Index Amortizing Trust, 6.682% due 8/25/04 .........   USD           500,000      501,206         6.8
  FHLM Corporation Gold Pool #E72223, 6% due 9/1/13 ...........   USD           494,634      496,335         6.7
  Government National Mortgage Association:
    Pool # 780523, 7.5% due 3/15/08 ...........................   USD           219,072      227,013         3.1
  Federal Home Loan Mortgage Corp. Series 1462 PL due
   7/15/21 ....................................................   USD           155,000      158,426         2.1
                                                                                          ----------
Total Mortgage Backed (cost $1,911,230) .......................                            1,927,725
                                                                                          ----------
Supranational Bonds (7.7%)
  International Bank of Reconstruction & Development, 5.25% due
   9/16/03 ....................................................   USD           350,000      352,625         4.8
  Asian Development Bank, 8% due 4/30/01 ......................   USD           200,000      210,806         2.9
                                                                                          ----------
Total Supranational Bonds (cost $529,321) .....................                              563,431
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $7,160,482) ..............                            7,357,108        99.7
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $30,000 U.S. Treasury Bonds, 8.88% due
   8/15/17 (market value of collateral is $43,177, including
   accrued interest) (cost $40,000)  ..........................                               40,000         0.5
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,200,482)  * ........................                            7,397,108       100.2
Other Assets and Liabilities ..................................                              (15,937)       (0.2)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $7,381,171       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

          * For Federal income tax purposes, cost is $7,200,482 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     212,935
                 Unrealized depreciation:               (16,309)
                                                  -------------
                 Net unrealized appreciation:     $     196,626
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Telephone (20.7%)
  Telecomunicacoes Brasileiras S.A. - Telebras: ...............   BRZL               --           --         8.2
    Preferred - ADR{\/} .......................................   --              5,740   $  417,226          --
    Common ....................................................   --              8,793      393,043          --
  Carso Global Telecom "A1"-/- ................................   MEX            96,300      324,891         3.3
  Nortel Inversora S.A. - ADR{\/} .............................   ARG            19,400      310,400         3.1
  Telecomunicacoes de Sao Paulo S.A. - TELESP: ................   BRZL               --           --         2.2
    Common-/- .................................................   --              1,428      122,940          --
    Preferred .................................................   --                736      100,375          --
  Telefonica de Argentina S.A. - ADR{\/} ......................   ARG             4,300      120,131         1.2
  Tele Centro Sul Participacoes S.A. - ADR{\/}-/- .............   BRZL            2,500      104,531         1.1
  Telesp Participacoes S.A.-/- ................................   BRZL            7,365       94,495         1.0
  Tele Norte Leste Participacoes S.A. - Preferred-/- ..........   BRZL            5,165       64,563         0.6
                                                                                          ----------
                                                                                           2,052,595
                                                                                          ----------
Electric Companies (15.3%)
  Enersis S.A. - ADR{\/} ......................................   CHLE           11,800      304,588         3.1
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ......   BRZL           12,583      239,538         2.4
  Companhia de Eletricidade do Estado da Bahia - COELBA .......   BRZL            4,960      168,303         1.7
  Companhia Paranaense de Energia (Copel): ....................   BRZL               --           --         1.7
    ADR{\/} ...................................................   --             13,673       97,420          --
    Common ....................................................   --             11,938       68,189          --
  C.A. La Electricidad de Caracas - ADR{\/} ...................   VENZ            7,153      152,001         1.5
  Eletricidade de Sao Paulo S.A. ..............................   BRZL            2,900      134,454         1.4
  Gener S.A. - ADR{\/} ........................................   CHLE            7,764      124,224         1.3
  Empresa Nacional de Electricidad S.A. - ADR{\/} .............   CHLE            9,100      103,513         1.0
  Light - Servicos de Eletricidade S.A. .......................   BRZL              572       69,582         0.7
  Companhia Paulista de Forca e Luz-/- ........................   BRZL              430       30,969         0.3
  Empresa Bandeirante de Energia S.A.-/- ......................   BRZL            1,336       14,381         0.1
  C.A. La Electridad de Caracas ...............................   VENZ           14,348        6,199         0.1
                                                                                          ----------
                                                                                           1,513,361
                                                                                          ----------
Beverages-Alcoholic (8.1%)
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ..........   MEX            18,100      481,913         4.9
  Compania Cervecerias Unidas S.A. - ADR{\/} ..................   CHLE           10,300      198,275         2.0
  Quilmes Industrial S.A. (Quinsa) - ADR{\/} ..................   LUX            13,300      123,856         1.2
  Cerveceria Backus & Johnston S.A. ...........................   PERU            6,244        2,058          --
                                                                                          ----------
                                                                                             806,102
                                                                                          ----------
Manufacturing-Diversified (6.8%)
  Grupo Carso S.A. de C.V. "A1"-/- ............................   MEX            83,800      284,412         2.9
  Desc S.A. de C.V. - ADR{\/} .................................   MEX             8,070      154,843         1.6
  Alpha, S.A. de C.V. "A" .....................................   MEX            42,200      112,533         1.1
  Grupo Industrial Saltillo, S.A. de C.V. "B" .................   MEX            34,200       85,327         0.9
  Usinas Siderurgicas de Minas Gerais S.A. - USIMINAS .........   BRZL           15,300       33,817         0.3
                                                                                          ----------
                                                                                             670,932
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Banks-Regional (6.3%)
  Uniao de Bancos Brasileiros S.A. (Unibanco) Units{\/}{=} ....   BRZL        7,525,500   $  217,299         2.2
  Banco de Galicia y Buenos Aires S.A. de C.V. - ADR{\/} ......   ARG            11,543      203,447         2.0
  Bansud S.A. "B"-/- ..........................................   ARG            22,700       97,476         1.0
  Banco de A. Edwards - ADR{\/} ...............................   CHLE            5,777       63,547         0.6
  Banco Latinoamericano de Exportaciones, S.A. "E"{\/} ........   PAN             2,713       45,104         0.5
                                                                                          ----------
                                                                                             626,873
                                                                                          ----------
Financial-Diversified (6.1%)
  Administradora de Fondos de Peniones Provida S.A. -
   ADR{\/} ....................................................   CHLE           13,181      177,120         1.8
  Quinenco S.A. - ADR{\/} .....................................   CHLE           14,800      118,400         1.2
  Grupo Financiero Banorte, S.A. de C.V. "B"-/- ...............   MEX           132,000      113,333         1.1
  Grupo Financiero Banamex Accival, S.A. de C.V. (Banacci)
   "B"-/- .....................................................   MEX            83,980      110,107         1.1
  Credicorp Ltd. - ADR{\/}-/- .................................   PERU            9,640       86,760         0.9
                                                                                          ----------
                                                                                             605,720
                                                                                          ----------
Oil & Gas-Exploration & Production (4.3%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ..............   BRZL            3,347      379,541         3.8
  Harken Energy Corp.-/- ......................................   US             27,890       54,037         0.5
                                                                                          ----------
                                                                                             433,578
                                                                                          ----------
Construction-Cement & Aggregates (3.8%)
  Apasco, S.A. de C.V. ........................................   MEX            54,100      190,716         1.9
  Corporacion GEO, S.A. de C.V. "B"-/- ........................   MEX            26,000       72,222         0.7
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" ...............   MEX           128,500       61,654         0.6
  Corporacion Venezolana de Cementos S.A.C.A.: ................   VENZ               --           --         0.5
    "A" .......................................................   --             45,516       29,860          --
    "B" .......................................................   --             30,088       20,005          --
  Companhia Cimento Portland Itau-/- ..........................   BRZL               68        7,740         0.1
                                                                                          ----------
                                                                                             382,197
                                                                                          ----------
Entertainment (2.8%)
  Grupo Televisa S.A. - GDR{\/}-/- ............................   MEX            11,400      281,438         2.8
                                                                                          ----------
Paper & Forest Products (2.7%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..................   MEX            64,700      205,864         2.1
  Votorantim Celulose e Papel S.A.-/- .........................   BRZL            5,700       61,341         0.6
                                                                                          ----------
                                                                                             267,205
                                                                                          ----------
Iron & Steel (2.5%)
  Companhia Vale de Rio Doce "A" - Preferred ..................   BRZL           17,000      218,129         2.2
  Caemi Mineracao E Metalurgia S.A. - Preferred ...............   BRZL            1,356       27,502         0.3
                                                                                          ----------
                                                                                             245,631
                                                                                          ----------
Chemicals (2.3%)
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ...........   CHLE            6,800      229,075         2.3
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Metal Mining (2.3%)
  Industrias Penoles S.A. (CP) ................................   MEX            58,600   $  177,576         1.8
  Grupo Mexico S.A. "B" .......................................   MEX            23,100       51,333         0.5
                                                                                          ----------
                                                                                             228,909
                                                                                          ----------
Banks-Major Regional (2.0%)
  Banco Rio de La Plata S.A. - ADR{\/} ........................   ARG            15,100      196,300         2.0
                                                                                          ----------
Investment Management (1.8%)
  Itausa - Investimentos Itau S.A. - Preferred ................   BRZL          317,325      176,000         1.8
                                                                                          ----------
Telecommunications-Long Distance (1.6%)
  Embratel Participacoes S.A. - Preferred-/- ..................   BRZL           11,800      161,176         1.6
                                                                                          ----------
Water Utilities (1.4%)
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP .....................................................   BRZL            1,832      138,772         1.4
                                                                                          ----------
Retail-Department Stores (1.4%)
  Controladora Comercial Mexicana, S.A. de C.V. - UBC[.]-/- ...   MEX           176,500      124,798         1.3
  El Puerto de Liverpool, S.A. de C.V. ........................   MEX             4,661        6,356         0.1
                                                                                          ----------
                                                                                             131,154
                                                                                          ----------
Telecommunications-Cellular / Wireless (1.2%)
  Telesp Celular S.A.: ........................................   BRZL               --           --         0.6
    "B" - Preferred ...........................................   --                663       29,129          --
    Common-/- .................................................   --              1,183       26,693          --
  Telepar Celular S.A. "B" - Preferred ........................   BRZL              530       33,340         0.3
  Telerj Celular S.A. "B" - Preferred-/- ......................   BRZL            1,370       32,327         0.3
                                                                                          ----------
                                                                                             121,489
                                                                                          ----------
Land Development (1.1%)
  IRSA Inversiones y Representaciones S.A. - GDR{\/} ..........   ARG             4,089      113,713         1.1
                                                                                          ----------
Textiles-Specialty (1.1%)
  Companhia de Tecidos Norte de Minas - Preferred .............   BRZL            1,056      113,642         1.1
                                                                                          ----------
Foods (1.0%)
  Grupo Industrial Maseca, S.A. de C.V. "B" ...................   MEX           128,600      103,919         1.0
                                                                                          ----------
Beverages-Non-Alcoholic (0.9%)
  Pepsi-Gemex S.A. - GDR{\/} ..................................   MEX            11,200       87,500         0.9
                                                                                          ----------
Oil & Gas-Refining & Marketing (0.8%)
  Companhia Brasileira de Petroleo Ipiranga - Preferred .......   BRZL           14,594       80,944         0.8
                                                                                          ----------
Retail-Food Chains (0.8%)
  Supermercados Unimarc S.A. - ADR{\/} ........................   CHLE           18,900       79,144         0.8
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Metal Fabricators (0.6%)
  Sanluis Corp., S. A. de C.V.-/- .............................   MEX            39,700   $   57,344         0.6
                                                                                          ----------
Lodging Hotels (0.5%)
  Grupo Posadas S.A.: .........................................   MEX                --           --         0.5
    "A"-/- ....................................................   --             48,400       20,533          --
    "L"-/- ....................................................   --             68,100       28,891          --
                                                                                          ----------
                                                                                              49,424
                                                                                          ----------
Power Producers-Independent (0.2%)
  Centrais Geradoras do Sul do Brasil S.A.: ...................   BRZL               --           --         0.2
    Preferred-/- ..............................................   --             10,158       12,613          --
    Common-/- .................................................   --              8,442       11,042          --
                                                                                          ----------
                                                                                              23,655
                                                                                          ----------
Airlines (0.2%)
  Cintra S.A.-/- ..............................................   MEX            35,600       20,353         0.2
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $15,614,394) ...................                            9,998,145       100.6
                                                                                          ----------       -----

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (Cost $0) ....   BRL            20,000           --          --
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $15,614,394)* .........................                            9,998,145       100.6
Other Assets and Liabilities ..................................                              (62,888)       (0.6)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $9,935,257       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
        [.]  Each unit represents three "B" shares and one "C" share.
          * For Federal income tax purposes, cost is $15,773,062 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     231,661
                 Unrealized depreciation:            (6,006,578)
                                                  -------------
                 Net unrealized depreciation:     $  (5,774,917)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt
    Ltd--Limited

    The accompanying notes are an integral part of the financial statements.

                                      F12

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS{D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Argentina (ARG/ARS) ..................   10.4                     10.4
Brazil (BRZL/BRL) ....................   39.0                     39.0
Chile (CHLE/CLP) .....................   14.1                     14.1
Luxembourg (LUX/LUF) .................    1.2                      1.2
Mexico (MEX/MXN) .....................   31.9                     31.9
Panama (PAN/PND) .....................    0.5                      0.5
Peru (PERU/PES) ......................    0.9                      0.9
United States (US/USD) ...............    0.5        (0.6)        (0.1)
Venezuela (VENZ/VEB) .................    2.1                      2.1
                                        ------      -----        -----
Total  ...............................  100.6        (0.6)       100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $9,935,257.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Finance (18.7%)
  UBS A.G. ...................................................   SWTZ           5,386   $  1,655,179         3.0
    BANKS-MONEY CENTER
  First Tennessee National Corp. .............................   US            33,400      1,271,288         2.3
    BANKS-REGIONAL
  American General Corp. .....................................   US            11,950        932,100         1.7
    INSURANCE - LIFE
  ING Groep N.V. .............................................   NETH          14,138        861,890         1.6
    OTHER FINANCIAL
  First Union Corp. ..........................................   US            14,000        851,375         1.5
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC ...................   UK            98,531        803,596         1.5
    INSURANCE - MULTI-LINE
  Commonwealth Bank of Australia .............................   AUSL          50,000        709,135         1.3
    BANKS-MONEY CENTER
  National Australia Bank Ltd. ...............................   AUSL          45,000        677,816         1.2
    BANKS-MONEY CENTER
  CGU PLC ....................................................   UK            37,916        592,948         1.1
    INSURANCE - MULTI-LINE
  Lloyds TSB Group PLC .......................................   UK            41,571        590,692         1.1
    BANKS-MONEY CENTER
  National Westminister Bank PLC .............................   UK            27,000        520,058         0.9
    BANKS-MONEY CENTER
  Credit Suisse Group ........................................   SWTZ           3,320        519,808         0.9
    BANKS-MONEY CENTER
  IKB Deutsche Industriebank AG ..............................   GER           19,890        410,595         0.6
    BANKS-REGIONAL
  Fortis AG: .................................................   BELG              --             --          --
    OTHER FINANCIAL
    CVG-/- ...................................................   --             1,932          8,667          --
    Strip VVPR-/- ............................................   --             1,932            112          --
                                                                                        ------------
                                                                                          10,405,259
                                                                                        ------------
Consumer Non-Durables (17.1%)
  Cadbury Schweppes PLC ......................................   UK            92,255      1,571,515         2.8
    FOODS
  Bestfoods ..................................................   US            18,800      1,001,100         1.8
    FOOD
  Avon Products, Inc. ........................................   US            22,200        982,350         1.8
    PERSONAL CARE/COSMETICS
  Brown-Forman Corp. "B" .....................................   US            12,855        972,963         1.7
    BEVERAGES - ALCOHOLIC
  Philip Morris Cos., Inc. ...................................   US            16,450        880,075         1.6
    TOBACCO AND FOOD
  Anheuser-Busch Cos., Inc. ..................................   US            12,582        825,694         1.5
    BEVERAGES - ALCOHOLIC
  Pernod Ricard ..............................................   FR            12,570        816,336         1.5
    BEVERAGES - ALCOHOLIC
  Diageo PLC .................................................   UK            69,151        786,067         1.4
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                      F14

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Consumer Non-Durables (Continued)
  Reckitt & Colman PLC .......................................   UK            53,816   $    711,917         1.3
    HOUSEHOLD PRODUCTS
  Foster's Brewing Group Ltd. ................................   AUSL         230,000        622,464         1.1
    BEVERAGES - ALCOHOLIC
  Kellogg Co. ................................................   US             9,634        328,760         0.6
    FOOD
                                                                                        ------------
                                                                                           9,499,241
                                                                                        ------------
Energy (15.0%)
  Texas Utilities Co. ........................................   US            37,000      1,727,438         3.1
    ELECTRIC & GAS UTILITIES
  Mobil Corp. ................................................   US            19,800      1,725,075         3.1
    ENERGY SOURCES
  Royal Dutch Petroleum Co. ..................................   NETH          24,160      1,202,726         2.2
    OIL
  Southern Co. ...............................................   US            40,000      1,162,500         2.1
    ELECTRIC & GAS UTILITIES
  Electrabel S.A. ............................................   BELG           2,280        996,469         1.8
    ELECTRIC & GAS UTILITIES
  Reunies Electrobel & Tractebel S.A. ........................   BELG           3,815        736,499         1.3
    ELECTRIC COMPANIES
  RWE AG .....................................................   GER            8,170        447,379         0.8
    ENERGY EQUIPMENT & SERVICES
  Elf Aquitaine ..............................................   FR             2,980        344,410         0.6
    OIL
                                                                                        ------------
                                                                                           8,342,496
                                                                                        ------------
Services (12.4%)
  Bell Atlantic Corp. ........................................   US            16,000        909,000         1.6
    TELEPHONE - REGIONAL/LOCAL
  McGraw-Hill, Inc. ..........................................   US             8,880        904,650         1.6
    BROADCASTING & PUBLISHING
  Deutsche Telekom A.G. ......................................   GER           25,000        822,132         1.5
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. ....................   NZ           173,200        751,315         1.4
    TELEPHONE NETWORKS
  Koninklijke KPN N.V. .......................................   NETH          15,005        750,969         1.3
    TELEPHONE NETWORKS
  Dun & Bradstreet Corp. .....................................   US            18,800        593,375         1.1
    BROADCASTING & PUBLISHING
  Swisscom AG-/- .............................................   SWTZ           1,414        592,084         1.1
    TELEPHONE NETWORKS
  EMI Group PLC ..............................................   UK            87,790        586,511         1.1
    LEISURE & TOURISM
  Telecom Italia S.p.A. ......................................   ITL           60,000        511,890         0.9
    TELEPHONE NETWORKS
  TABCORP Holdings Ltd. ......................................   AUSL          46,600        285,332         0.5
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                                      F15

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Services (Continued)
  TNT Post Group N.V.-/- .....................................   NETH           5,915   $    190,532         0.3
    TRNASPORTATION - SHIPPING
                                                                                        ------------
                                                                                           6,897,790
                                                                                        ------------
Health Care (5.6%)
  Bristol-Myers Squibb Co. ...................................   US            18,450      2,468,841         4.5
    PHARMACEUTICALS
  American Home Products Corp. ...............................   US            11,000        619,438         1.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           3,088,279
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $27,292,544) ..................                            38,233,065        68.8
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Government & Government Agency Obligations (26.6%)
  Germany (9.0%)
    Deutschland Republic:
      6.25% due 04/26/06 .....................................   DEM        3,120,000      2,174,532         3.9
      6.25% due 01/04/24 .....................................   DEM        2,450,000      1,770,966         3.2
      8.25% due 09/20/01 .....................................   DEM        1,600,000      1,081,173         1.9
  United Kingdom (3.4%)
    United Kingdom Treasury, 8.75% due 8/25/17 ...............   GBP          730,000      1,872,987         3.4
  United States (14.2%)
    United States Treasury:
      5.5% due 02/15/08 ......................................   USD        3,245,000      3,437,396         6.2
      6% due 02/15/26 ........................................   USD        2,169,000      2,366,509         4.3
      5.625% due 02/28/01 ....................................   USD        2,040,000      2,084,085         3.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $13,997,283) ................................................                            14,787,648
                                                                                        ------------
Corporate Bonds (0.0%)
  Germany (0.0%)
    IKB Deutshe Industriebank AG (Banks-Major Regional) ......   DEM            1,500          1,026          --
                                                                                        ------------
Total Corporate Bonds (cost $869) ............................                                 1,026
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $13,998,152) ............                            14,788,674        26.6
                                                                                        ------------       -----

                                                                             NO. OF        VALUE         % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
  Societe Generale Banque Put Warrants due 11/30/99 Tractebel
   (cost $0) .................................................   BEL              763            110          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F16

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                          ------------   -------------
  Dated December 31,1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $1,700,000 U.S. Treasury Bonds, 6.25% due
   8/15/23 (market value of collateral is $1,938,530,
   including accrued interest). (cost $1,896,000)  ...........                          $  1,896,000         3.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $43,186,696)  * ......................                            54,917,849        98.8
Other Assets and Liabilities .................................                               662,412         1.2
                                                                                        ------------       -----

NET ASSETS ...................................................                          $ 55,580,261       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security
          * For Federal income tax purposes, cost is $43,209,387 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  12,087,442
                 Unrealized depreciation:              (378,980)
                                                  -------------
                 Net unrealized appreciation:     $  11,708,462
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    4.1                                   4.1
Belgium (BELG/BEL) ...................    3.1                                   3.1
France (FR/FRF) ......................    2.1                                   2.1
Germany (GER/DEM) ....................    2.9         9.0                      11.9
Italy (ITLY/ITL) .....................    0.9                                   0.9
Netherlands (NETH/NLG) ...............    5.4                                   5.4
New Zealand (NZ/NZD) .................    1.4                                   1.4
Switzerland (SWTZ/CHF) ...............    5.0                                   5.0
United Kingdom (UK/GBP) ..............   11.2         3.4                      14.6
United States (US/USD) ...............   32.7        14.2            4.6       51.5
                                        ------      -----          -----      -----
Total  ...............................   68.8        26.6            4.6      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $55,580,261.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
British Pounds..........................     3,646,456          1.6588   1/29/99   $     2,904
                                          --------------                          --------------
  Total Contract to Sell (Receivable
   amount $3,649,360)...................     3,646,456                                   2,904
                                          --------------                          --------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.56%.
  Total Open Forward Foreign Currency
   Contract.............................                                           $     2,904
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telephone (31.9%)
  SBC Communications ........................................   US             41,700   $  2,236,162         3.2
  Cable & Wireless PLC -ADR{\/} .............................   UK             60,000      2,205,000         3.2
  Telecom Italia S.p.A. .....................................   ITLY          350,200      2,203,715         3.2
  NTL Inc.{\/}-/- ...........................................   UK             33,132      1,869,888         2.7
  GTE Corp. .................................................   US             27,300      1,841,044         2.7
  Vodafone Group PLC ........................................   UK             80,900      1,312,210         1.9
  Orange PLC-/- .............................................   UK             96,200      1,116,725         1.6
  Swisscom AG-/- ............................................   SWTZ            2,593      1,085,767         1.5
  Bell Atlantic Corp. .......................................   US             15,200        863,550         1.2
  Telefonica de Espana ......................................   SPN            17,750        788,362         1.1
  BCE Inc. ..................................................   CAN            19,034        719,685         1.0
  Carso Global Telecom 'A1'-/- ..............................   MEX           185,900        627,177         0.9
  SPT Telecom-/- ............................................   CZCH           40,704        622,604         0.9
  BellSouth Corp. ...........................................   US             12,000        598,500         0.9
  Magyar Tavkozlesi Rt. -ADR{\/} ............................   HGRY          100,000        571,999         0.8
  France Telecom S.A.-/- ....................................   FR              7,175        569,943         0.8
  ICG Communications, Inc.-/- ...............................   US             24,900        535,350         0.8
  Deutsche Telekom AG .......................................   GER            16,000        526,164         0.8
  SmarTone Telecommunications Holdings Ltd. .................   HK            149,500        414,897         0.6
  Orckit Communications Ltd.{\/}-/- .........................   ISRL           19,200        310,800         0.4
  Telecom Corporation of New Zealand Ltd. ...................   NZ            133,500        291,306         0.4
  Nippon Telegraph & Telephone Corp. ........................   JPN               350        270,136         0.4
  NetCom ASA-/- .............................................   NOR             7,250        188,951         0.3
  MetroNet Communications Corp. "B"{\/}-/- ..................   CAN             5,500        184,250         0.3
  Energis PLC-/- ............................................   UK              5,350        119,141         0.2
  Telebras Receipts-/- ......................................   BRZL            1,240         55,431         0.1
                                                                                        ------------
                                                                                          22,128,757
                                                                                        ------------
Communications Equipment (12.9%)
  Nokia Oyj A.B. "A"{\/} ....................................   FIN            23,700      2,854,369         4.1
  ECI Telecommunications Ltd.{\/} ...........................   ISRL           47,700      1,699,313         2.4
  Lucent Technologies, Inc. .................................   US              9,800      1,078,000         1.6
  Tellabs, Inc.-/- ..........................................   US             14,000        959,875         1.4
  Tekelec-/- ................................................   US             45,800        758,563         1.1
  British Telecom PLC .......................................   UK             42,700        642,571         0.9
  General Instrument Corp.-/- ...............................   US             17,900        607,481         0.9
  Teleglobe, Inc. ...........................................   CAN             9,800        352,288         0.5
                                                                                        ------------
                                                                                           8,952,460
                                                                                        ------------
Telecommunications (Cellular/Wireless) (11.0%)
  Millicom International Cellular S.A.{\/}-/- ...............   LUX            45,000      1,569,375         2.3
  AirTouch Communications, Inc.-/- ..........................   US             19,100      1,377,588         2.0
  NTT Mobile Communications-/- ..............................   JPN               180        740,839         1.1
  Sprint Corp.-/- ...........................................   US             26,100        603,563         0.9
  Helsingin Puhelin Oyj (Helsinki Telphone Corp.) ...........   FIN             8,750        520,209         0.7
  Nextel Communications, Inc. "A"-/- ........................   US             21,800        515,025         0.7

    The accompanying notes are an integral part of the financial statements.

                                      F18

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telecommunications (Continued)
  Western Wireless Corp. "A"-/- .............................   US             22,500   $    495,000         0.7
  Grupo Iusacell S.A. "L" -ADR{\/}-/- .......................   MEX            64,700        460,988         0.7
  Hellenic Telecommunication Organization S.A. ..............   GREC           14,761        393,127         0.6
  ICO Global Communications (Holdings) Ltd.-/- ..............   US             29,800        324,075         0.5
  Mitec Telecom, Inc.-/- ....................................   CAN            43,900        172,157         0.2
  STET Hellas Telecommunications S.A. -ADR{\/}-/- ...........   GREC            4,740        153,458         0.2
  Microcell Telecommunications, Inc. "B"{\/}-/- .............   CAN            24,000        142,500         0.2
  Sonera Group Oyj-/- .......................................   FIN             5,000         88,295         0.1
  Panafon S.A.-/- ...........................................   GREC            2,700         72,391         0.1
  Clearnet Communications, Inc. "A"{\/}-/- ..................   CAN             3,800         30,875          --
                                                                                        ------------
                                                                                           7,659,465
                                                                                        ------------
Telecommunications (Long Distance) (9.0%)
  MCI WorldCom, Inc.-/- .....................................   US             30,936      2,219,658         3.2
  Tel-Save Holdings, Inc.-/- ................................   US             85,000      1,423,750         2.0
  WinStar Communications, Inc.-/- ...........................   US             24,600        959,400         1.4
  Koninklijke KPN N.V. ......................................   NETH           15,000        750,718         1.1
  Esat Telecom Group PLC-ADR{\/}-/- .........................   IRE            14,700        565,950         0.8
  Global Crossing Ltd.-/- ...................................   BDA             7,500        338,438         0.5
                                                                                        ------------
                                                                                           6,257,914
                                                                                        ------------
Broadcasting (8.4%)
  Tele-Communications, Inc. "A"-/- ..........................   US             58,700      3,246,844         4.7
  Comcast Corp. "A" .........................................   US             22,000      1,291,125         1.9
  Univision Communications Inc.-/- ..........................   US             18,000        651,375         0.9
  Infinity Broadcasting Corp. "A"-/- ........................   US             16,000        438,000         0.6
  United International Holdings, Inc.-/- ....................   US             11,800        227,150         0.3
                                                                                        ------------
                                                                                           5,854,494
                                                                                        ------------
Computer Software & Services (3.7%)
  America Online, Inc.-/- ...................................   US             15,900      2,544,000         3.7
                                                                                        ------------
Machinery (Diversified) (3.1%)
  Mannesmann AG .............................................   GER            19,000      2,177,749         3.1
                                                                                        ------------
Manufacturing (Diversified) (2.3%)
  Vivendi ...................................................   FR              6,100      1,582,431         2.3
                                                                                        ------------
Entertainment (1.9%)
  Viacom, Inc. "B"-/- .......................................   US              9,600        710,400         1.0
  Time Warner Inc. ..........................................   US             10,000        620,625         0.9
                                                                                        ------------
                                                                                           1,331,025
                                                                                        ------------
Computers (Networking) (1.7%)
  3Com Corp.-/- .............................................   US             15,000        672,187         1.0
  Cisco Systems, Inc.-/- ....................................   US              3,800        352,687         0.5

    The accompanying notes are an integral part of the financial statements.

                                      F19

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Computers (Continued)
  Equant N.V.{\/}-/- ........................................   NETH            2,300   $    155,969         0.2
                                                                                        ------------
                                                                                           1,180,843
                                                                                        ------------
Electrical Equipment (1.6%)
  Uniphase Corp.-/- .........................................   US             15,700      1,089,188         1.6
                                                                                        ------------
Services (Commercial & Consumer) (0.8%)
  Securicor PLC .............................................   UK             69,057        578,420         0.8
                                                                                        ------------
Computer Hardware (0.6%)
  NEC Corp. .................................................   JPN            45,000        414,232         0.6
                                                                                        ------------
Computers (Peripherals) (0.3%)
  Performance Technologies, Inc.-/- .........................   US             15,000        196,875         0.3
                                                                                        ------------
Personal Care (0.1%)
  Globenet Communications Group Ltd. -ADR{\/}-/- ............   BDA            33,200         99,600         0.1
                                                                                        ------------
Telecommunications (0.1%)
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates{/\}-/- ...............................   RUS                66         45,139         0.1
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $46,048,018) .................                             62,092,592        89.4
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Telefonica de Espana Rights, expire 1/30/99 ...............   SPN            17,750         15,742          --
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                 15,742          --
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F20

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $6,665,000 of U.S. Treasury Bonds, 6.25%
   due 8/15/23 (market value of collateral is $7,600,179,
   including accrued interest). (cost $7,450,000) ...........                           $  7,450,000        10.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $53,498,018) * ......................                             69,558,334       100.1
Other Assets and Liabilites .................................                                (98,999)       (0.1)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 69,459,335       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non income producing security
       {\/}  U.S. currency denominated
       {/\} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
          * For Federal income tax purposes, cost is $53,498,031 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  19,757,367
                 Unrealized depreciation:            (3,697,064)
                                                  -------------
                 Net unrealized appreciation:     $  16,060,303
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F21

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                            PERCENTAGE OF NET ASSETS{D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Bermuda (BDA/BEM) ....................    0.6                           0.6
Brazil (BRZL/BRL) ....................    0.1                           0.1
Canada (CAN/CAD) .....................    2.2                           2.2
Czech Republic (CZCH/CSK) ............    0.9                           0.9
Spain (ESP/ESP) ......................    1.1                           1.1
Finland (FIM/FIM) ....................    4.9                           4.9
France (FR/FRF) ......................    3.1                           3.1
Germany (GER/DEM) ....................    3.9                           3.9
Greece (GREC/GRD) ....................    0.9                           0.9
Hong Kong (HK/HKD) ...................    0.6                           0.6
Hungary (HGRY/HUF) ...................    0.8                           0.8
Ireland (IRE/IEP) ....................    0.8                           0.8
Israel (ISRL/ILS) ....................    2.8                           2.8
Italy (ITLY/ITL) .....................    3.2                           3.2
Japan (JPN/JPY) ......................    2.1                           2.1
Luxembourg (LUX/LUF) .................    2.3                           2.3
Mexico (MEX/MXN) .....................    1.6                           1.6
Netherlands (NETH/NLG) ...............    1.3                           1.3
New Zealand (NZ/NZD) .................    0.4                           0.4
Norway (NOR/NOK) .....................    0.3                           0.3
Russia (RUS/SUR) .....................    0.1                           0.1
Switzerland (SWTZ/CHF) ...............    1.5                           1.5
United Kingdom (UK/GBP) ..............   11.3                          11.3
United States (US/USD) ...............   42.6        10.6              53.2
                                        ------      -----        ----------
Total  ...............................   89.4        10.6             100.0
                                        ------      -----        ----------
                                        ------      -----        ----------

--------------

{d}  Percentages indicated are based on net assets of $69,459,335.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1998

                                                                                         UNREALIZED
                                            MARKET VALUE                     DELIVERY   APPRECIATION
CONTRACTS TO SELL:                         (U.S. DOLLARS)    CONTRACT PRICE    DATE    (DEPRECIATION)
----------------------------------------  ----------------   --------------  --------  ---------------
British Pounds..........................         661,529             1.6557   2/26/99   $        750
British Pounds..........................       1,984,591             1.6546   2/26/99            929
Italian Liras...........................       1,090,295           1648.072   1/21/99          1,890
Japanese Yen............................         712,023             120.11   2/10/99        (45,966)
                                          ----------------                             ---------------
  Total Contracts to Sell (Receivable
   amount $4,406,041)...................       4,448,438                                     (42,397)
                                          ----------------                             ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.40%.

  Total Open Forward Foreign Currency
   Contracts............................                                                $    (42,397)
                                                                                       ---------------
                                                                                       ---------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F22

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (21.4%)
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR-/- {\/} ................................................   BRZL            2,712   $  197,129         3.5
    TELEPHONE NETWORKS
  Hellenic Telecommunication Organization S.A. (OTE) ..........   GREC            4,977      132,552         2.3
    TELEPHONE NETWORKS
  Magyar Tavkozlesi Rt. - ADR{\/} .............................   HGRY            4,440      132,368         2.3
    TELEPHONE NETWORKS
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .............   MEX             1,818       88,514         1.6
    TELEPHONE NETWORKS
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ...........   GREC            2,695       87,251         1.5
    WIRELESS COMMUNICATIONS
  Telekomunik Indonesia - ADR .................................   INDO           12,000       78,000         1.4
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. " V"-/- .................................   MEX            55,795       67,630         1.2
    RETAILERS-OTHER
  Telefonica del Peru S.A. - ADR{\/} ..........................   PERU            5,200       65,975         1.2
    TELEPHONE NETWORKS
  Bezeq Israeli Telecommunication Corporation Ltd.-/- .........   ISRL           19,800       61,945         1.1
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ................   BRZL               --           --         1.1
    TELEPHONE - REGIONAL/LOCAL
    Common-/- .................................................   --            688,200       59,249          --
    Preferred .................................................   --             12,040        1,642          --
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar -
   ADR{\/} ....................................................   BRZL            3,600       55,800         1.0
    RETAILERS-FOOD
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP .....................................................   BRZL          467,245       35,391         0.6
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ......................   ARG             1,263       35,285         0.6
    TELEPHONE NETWORKS
  Blue Square Chain Investments & Properties Ltd.-/- ..........   ISRL            2,773       33,326         0.6
    RETAILERS-FOOD
  Blue Square-Israel Ltd. - ADR ...............................   US              3,000       31,125         0.6
    RETAILERS-FOOD
  Nortel Inversora S.A. - ADR{\/} .............................   ARG             1,900       30,400         0.5
    TELEPHONE NETWORKS
  Panafon Hellenic Telecom S.A.-/- ............................   GREC              646       17,320         0.3
    WIRELESS COMMUNICATIONS
                                                                                          ----------
                                                                                           1,210,902
                                                                                          ----------
Finance (14.8%)
  Alpha Credit Bank ...........................................   GREC            1,200      125,349         2.2
    BANKS-REGIONAL
  National Bank of Greece S.A. ................................   GREC              411       92,564         1.6
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. .....................   SAFR            5,960       82,025         1.5
    INSURANCE-LIFE
  Sanlam Ltd. .................................................   SAFR           62,420       62,043         1.1
    INSURANCE - MULTI-LINE
  MISR International Bank - Reg S GDR{c} {\/} .................   EGPT            6,200       58,590         1.0
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F23

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Finance (Continued)
  Credicorp Ltd. - ADR{\/} ....................................   PERU            6,180   $   55,620         1.0
    BANKS-MONEY CENTER
  Uniao de Bancos Brasileiros S.A. (Unibanco): ................   BRZL               --           --         1.0
    BANKS-MONEY CENTER
    GDR{\/} ...................................................   --              3,840       55,440          --
    Units{=} ..................................................   --                264            9          --
  Turkiye Is Bankasi (Isbank) "C" .............................   TRKY        2,109,100       54,876         1.0
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .......   MEX            41,000       53,838         1.0
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ....................................   TRKY        4,113,906       47,645         0.8
    BANKS-REGIONAL
  BIG Bank Gdanski S.A. - Reg S GDR{c} {\/} ...................   POL             3,000       40,650         0.7
    BANKS-REGIONAL
  Bank Leumi Le - Israel ......................................   ISRL           26,626       37,706         0.7
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} .....   ARG             2,138       37,682         0.7
    BANKS-MONEY CENTER
  KREDYT BANK S.A. - Reg S GDR-/- {c} {\/} ....................   POL             1,634       26,512         0.5
    BANKS-MONEY CENTER
                                                                                          ----------
                                                                                             830,549
                                                                                          ----------
Energy (14.2%)
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ..........   HGRY            4,880      134,810         2.4
    GAS PRODUCTION & DISTRIBUTION
  Petroleo Brasileiro S.A. (Petrobras) Preferred ..............   BRZL        1,111,780      126,088         2.2
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ......   BRZL            5,861      110,626         2.0
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ......................................   CHLE            2,963       76,482         1.4
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia-Copel - ADR{\/} .............   BRZL            9,900       70,538         1.3
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ..........................................   ARG             2,500       69,844         1.2
    ENERGY SOURCES
  Huaneng Power International, Inc. - ADR-/- {\/} .............   CHNA            3,476       50,402         0.9
    ELECTRICAL & GAS UTILITIES
  Eletropaulo Metropolitana Preferred .........................   BRZL        1,064,101       49,329         0.9
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ....................................   RUS            13,910       46,946         0.8
    OIL
  Companhia de Eletricidade do Estado da Bahia - COELBA .......   BRZL        1,000,000       33,932         0.6
    ELECTRICAL & GAS UTILITIES
  Centrais Electricas de Santa Catarina S.A. ..................   BRZL           60,000       26,821         0.5
    ELECTRICAL & GAS UTILITIES
  Pakistan State Oil Co., Ltd. ................................   PAK               880        1,387          --
    OIL
                                                                                          ----------
                                                                                             797,205
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F24

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Consumer Non-Durables (11.3%)
  Hindustan Lever Ltd. ........................................   IND             3,800   $  149,017         2.6
    PERSONAL CARE/COSMETICS
  ITC Ltd. ....................................................   IND             6,500      114,922         2.0
    TOBACCO
  South African Breweries Ltd. ................................   SAFR            6,111      103,001         1.8
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ..........   MEX             3,567       94,971         1.7
    BEVERAGES - NON-ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} .........................   MEX             3,000       65,438         1.2
    BEVERAGES - NON-ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.}{\/} ..............   EGPT            1,400       40,425         0.7
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred ...............   BRZL          301,000       32,392         0.6
    TEXTILES & APPAREL
  Oriental Weavers "C" ........................................   EGPT            1,350       30,136         0.5
    TEXTILES & APPAREL
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ...................   POL               103       12,342         0.2
    BEVERAGES - ALCOHOLIC
  Truworths International Ltd. ................................   SAFR            3,872        2,171          --
    TEXTILES & APPAREL
                                                                                          ----------
                                                                                             644,815
                                                                                          ----------
Materials/Basic Industry (9.1%)
  Suez Cement Co. - Reg S GDR{c} {\/} .........................   EGPT            5,363       76,691         1.4
    CEMENT
  Pohang Iron & Steel Co., Ltd. - ADR{\/} .....................   KOR             4,178       70,504         1.3
    METALS - STEEL
  Tubos de Acero de Mexico S.A. - ADR-/- {\/} .................   MEX            10,000       64,375         1.1
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ...........   CHLE            1,860       62,659         1.1
    CHEMICALS
  Anglo American Platinum Corporation Ltd. ....................   SAFR            4,500       61,702         1.1
    METALS - NON-FERROUS
  Makhteshim-Agan Industries Ltd.-/- ..........................   ISRL           24,927       54,031         1.0
    CHEMICALS
  Cemex "CPO", S.A. de C.V. ...................................   MEX            23,247       50,134         0.9
    CEMENT
  Apasco, S.A. de C.V. ........................................   MEX             9,831       34,657         0.6
    CEMENT
  Hindalco Industries Ltd.: ...................................   IND                --           --         0.6
    METALS - NON-FERROUS
    GDR{\/} ...................................................   --              2,400       28,140          --
    Common ....................................................   --                400        4,833          --
  Engro Chemicals Pakistan Ltd. ...............................   PAK             1,470        2,660          --
    CHEMICALS
                                                                                          ----------
                                                                                             510,386
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F25

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Multi-Industry/Miscellaneous (8.3%)
  GT Taiwan Fund-/- +X+ {\/} ..................................   TWN            27,191   $  277,083         4.9
    COUNTRY FUNDS
  Grupo Carso, S.A. de C.V. "A1" ..............................   MEX            25,500       86,545         1.5
    MULTI-INDUSTRY
  Rembrandt Group Ltd. ........................................   SAFR           10,917       66,776         1.2
    CONGLOMERATE
  Haci Omer Sabanci Holding AS ................................   TRKY        2,713,497       41,758         0.7
    CONGLOMERATE
                                                                                          ----------
                                                                                             472,162
                                                                                          ----------
Capital Goods (4.4%)
  Heliopolis Housing ..........................................   EGPT            1,271      100,067         1.8
    CONSTRUCTION
  NASR (El) City Company For Housing & Construction ...........   EGPT            1,950       58,952         1.0
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- ........................   MEX            14,200       39,444         0.7
    CONSTRUCTION
  ARA, S.A. de C.V.-/- ........................................   MEX            15,200       38,384         0.7
    CONSTRUCTION
  Arabian International Construction-/- .......................   EGPT            1,571       10,612         0.2
    CONSTRUCTION
                                                                                          ----------
                                                                                             247,459
                                                                                          ----------
Health Care (1.6%)
  Teva Pharmaceutical Industries Ltd. .........................   ISRL            1,800       73,698         1.3
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ...................................   IND             3,000       18,953         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                          ----------
                                                                                              92,651
                                                                                          ----------
Technology (1.0%)
  Telekomunikacja Polska S.A. - GDR ...........................   POL            11,540       58,854         1.0
                                                                                          ----------
    SOFTWARE
Consumer Durables (0.3%)
  Qingling Motors Co., Ltd.{*} ................................   CHNA          110,000       19,310         0.3
    AUTOMOBILES
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $6,111,420) ....................                            4,884,293        86.4
                                                                                          ----------       -----

                                                                              NO. OF        VALUE        % OF NET
WARRANTS                                                         COUNTRY     WARRANTS      (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
  Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99.
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 200
   Index converted to the prevailing foreign exchange rate.
   (cost $163,000) ............................................   US             49,997      264,124         4.7
                                                                                          ----------       -----
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                                      F26

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                              NO. OF        VALUE        % OF NET
RIGHTS                                                           COUNTRY      RIGHTS       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP Rights, expire 1/4/99 (cost $0) .....................   BRZL            3,019           --          --
                                                                                          ----------       -----
    BUSINESS & PUBLIC SERVICES

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $490,000 U.S. Treasury Notes, 5.625% due
   11/30/99 (market value of collateral is $496,635 including
   accrued interest). (cost $482,000) .........................                           $  482,000         8.5
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $6,756,420)  * ........................                            5,630,417        99.6
Other Assets and Liabilities ..................................                               20,993         0.4
                                                                                          ----------       -----

NET ASSETS ....................................................                           $5,651,410       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {*}  Denominated in Hong Kong Dollars.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {\/}  U.S. currency denominated.
        {=} Each unit represents one preferred share of Unibanco and one preferred 'B' share of Unibanco Holdings.
        +X+ The GT Global Variable Emerging Markets Fund (the 'Fund') has invested in the GT Global Taiwan Fund, a fund managed by INVESCO Asset Management Ltd. which is an affiliate of the Fund's manager, A I M Advisors, Inc.
          * For Federal income tax purposes, cost is $6,936,812 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     381,966
                 Unrealized depreciation:            (1,688,361)
                                                  -------------
                 Net unrealized depreciation:     $  (1,306,395)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F27

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.0                                   3.0
Brazil (BRZL/BRL) ....................   15.3                                  15.3
Chile (CHLE/CLP) .....................    2.5                                   2.5
China (CHNA/RMB) .....................    1.2                                   1.2
Egypt (EGPT) .........................    6.6                                   6.6
Greece (GREC/GRD) ....................    7.9                                   7.9
Hungary (HGRY/HUF) ...................    4.7                                   4.7
India (IND/INR) ......................    5.5                                   5.5
Indonesia (INDO/IDR) .................    1.4                                   1.4
Israel (ISRL/ILS) ....................    4.7                                   4.7
Korea (KOR/KRW) ......................    1.3                                   1.3
Mexico (MEX/MXN) .....................   12.2                                  12.2
Peru (PERU/PES) ......................    2.2                                   2.2
Poland (POL/PLZ) .....................    2.4                                   2.4
Russia (RUS/SUR) .....................    0.8                                   0.8
South Africa (SAFR/ZAR) ..............    6.7                                   6.7
Taiwan (TWN/TWD) .....................    4.9                                   4.9
Turkey (TRKY/TRL) ....................    2.5                                   2.5
United States (US/USD) ...............    0.6         4.7            8.9       14.2
                                        ------      -----          -----      -----
Total  ...............................   86.4         4.7            8.9      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $5,651,410.

    The accompanying notes are an integral part of the financial statements.

                                      F28

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Electrical & Gas Utilities (18.5%)
  Endesa S. A. - ADR{\/} ......................................   SPN             6,700   $  180,900         2.9
  National Grid Group PLC .....................................   UK             20,000      159,460         2.5
  Houston Industries, Inc. ....................................   US              4,600      147,776         2.3
  Dominion Resources, Inc. ....................................   US              3,100      144,926         2.3
  AES Corp.-/- ................................................   US              2,785      131,939         2.1
  BG PLC ......................................................   UK             20,000      126,056         2.0
  Edison S.p.A.-/- ............................................   ITLY            7,100       83,622         1.3
  Interstate Energy Corp. .....................................   US              2,246       72,434         1.1
  Pinnacle West Capital Corp. .................................   US              1,646       69,750         1.1
  EVN Energie-Versorgung Niederoesterreich AG .................   ASTRI             400       56,640         0.9
                                                                                          ----------
                                                                                           1,173,503
                                                                                          ----------
Electric Companies (10.1%)
  Montana Power Co. ...........................................   US              1,600       90,500         1.4
  Texas Utilities Co. .........................................   US              1,800       84,038         1.3
  Iberdrola S.A. ..............................................   SPN             4,000       74,752         1.2
  FPL Group, Inc. .............................................   US              1,200       73,950         1.2
  CMS Energy Corp. ............................................   US              1,300       62,969         1.0
  Public Service Enterprise Group Inc. ........................   US              1,500       60,000         1.0
  GPU, Inc. ...................................................   US              1,300       57,444         0.9
  Union Electrica Fenosa, S.A. ................................   SPN             3,000       51,840         0.8
  Scottish Power PLC ..........................................   UK              4,450       45,667         0.7
  Korea Electric Power Corp. - ADR{\/} ........................   KOR             2,000       31,376         0.5
  Fortum Corp.-/- .............................................   FIN             1,450        8,820         0.1
                                                                                          ----------
                                                                                             641,356
                                                                                          ----------
Aerospace/Defense (6.7%)
  United Technologies Corp. ...................................   US              1,400      152,250         2.4
  General Electric Co. PLC ....................................   UK             12,740      114,861         1.8
  Gulfstream Aerospace Corp.-/- ...............................   US              1,342       71,462         1.1
  British Aerospace PLC .......................................   UK              6,500       55,038         0.9
  General Dynamics Corp. ......................................   US                500       29,312         0.5
                                                                                          ----------
                                                                                             422,923
                                                                                          ----------
Telephone - Regional/Local (4.3%)
  SBC Communications, Inc. ....................................   US              3,000      160,875         2.5
  Bell Atlantic Corp. .........................................   US              2,000      113,625         1.8
                                                                                          ----------
                                                                                             274,500
                                                                                          ----------
Manufacturing (Diversified) (3.9%)
  Suez Lyonnaise des Eaux .....................................   FR                350       71,885         1.2
  MAN A.G. ....................................................   GER               200       58,810         0.9
  Viag A.G. ...................................................   GER               100       58,630         0.9
  Hanson PLC - ADR{\/} ........................................   UK              1,500       58,500         0.9
                                                                                          ----------
                                                                                             247,825
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F29

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Wireless Communications (3.7%)
  Mannesmann A.G. .............................................   GER             1,300   $  149,003         2.3
  Vodafone Group PLC ..........................................   UK              4,700       76,234         1.2
  China Telecom Ltd.-/- .......................................   HK              8,000       13,837         0.2
                                                                                          ----------
                                                                                             239,074
                                                                                          ----------
Telcom Equipment (3.3%)
  Nokia Oyj A.B. "A" - ADR{\/} ................................   FIN             1,000      120,437         1.9
  Tekelec-/- ..................................................   US              3,000       49,687         0.8
  Tellabs, Inc.-/- ............................................   US                552       37,846         0.6
                                                                                          ----------
                                                                                             207,970
                                                                                          ----------
Broadcasting (Television Radio & Television) (3.1%)
  Tele-Communications, Inc. "A"-/- ............................   US              3,500      193,593         3.1
                                                                                          ----------
Consumer Services (3.0%)
  Vivendi .....................................................   FR                740      191,968         3.0
                                                                                          ----------
Airlines (3.0%)
  COMAIR Holdings Inc. ........................................   US              3,200      108,000         1.7
  Deutsche Lufthansa A.G. .....................................   GER             2,300       50,792         0.8
  AMR Corp.-/- ................................................   US                500       29,687         0.5
                                                                                          ----------
                                                                                             188,479
                                                                                          ----------
Cement (2.7%)
  Lafarge S.A. ................................................   FR                750       71,249         1.1
  La Cementos Nacional, C.A. - 144A GDR{\/}-/-{c} .............   ECDR              543       61,359         1.0
  Suez Cement Co - Reg S GDR{\/}{.} ...........................   EGPT            2,600       37,050         0.6
                                                                                          ----------
                                                                                             169,658
                                                                                          ----------
Telephone - Long Distance (2.3%)
  MCI WorldCom, Inc.-/- .......................................   US              2,000      143,500         2.3
                                                                                          ----------
Gas Production & Distribution (2.1%)
  Enron Corp. .................................................   US              2,332      133,069         2.1
                                                                                          ----------
Telephone (2.1%)
  Swisscom A. G.-/- ...........................................   SWTZ              236       98,820         1.6
  Tele Danmark A.S. - ADR{\/} .................................   DEN               500       33,937         0.5
                                                                                          ----------
                                                                                             132,757
                                                                                          ----------
Networking (2.0%)
  Cisco Systems, Inc.-/- ......................................   US              1,394      129,380         2.0
                                                                                          ----------
Computers Networking (2.0%)
  Equant N.V.-/- ..............................................   NETH            1,880      127,489         2.0
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F30

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Housing (1.8%)
  Kaufman and Broad Home Corp. ................................   US              4,000   $  115,000         1.8
                                                                                          ----------
Shipping (1.8%)
  Railtrack Group PLC .........................................   UK              2,200       57,438         0.9
  Stagecoach Holdings PLC .....................................   UK             13,800       54,870         0.9
                                                                                          ----------
                                                                                             112,308
                                                                                          ----------
Construction (Cement & Aggregate) (1.7%)
  CRH PLC .....................................................   UK              4,000       67,805         1.0
  Southdown, Inc. .............................................   US                700       41,431         0.7
                                                                                          ----------
                                                                                             109,236
                                                                                          ----------
Telecommunications (Cellular/Wireless) (1.6%)
  AirTouch Communications, Inc.-/- ............................   US                700       50,487         0.8
  NTT Mobile Communications Network, Inc.-/- ..................   JPN                10       41,157         0.6
  Sonera Group OYJ-/- .........................................   FIN               550        9,712         0.2
                                                                                          ----------
                                                                                             101,356
                                                                                          ----------
Building Materials & Components (1.6%)
  Martin Marietta Materials, Inc. .............................   US              1,619      100,682         1.6
                                                                                          ----------
Transportation - Road & Rail (1.5%)
  Brisa Auto-Estradas de Portugal, S.A. .......................   PORT            1,600       94,137         1.5
                                                                                          ----------
Telephone Networks (1.2%)
  Telecom Italia S.p.A. - Di Risp .............................   ITLY           12,500       78,660         1.2
  Hellenic Telecommunication Organization S.A. (OTE) ..........   GREC               11          293          --
                                                                                          ----------
                                                                                              78,953
                                                                                          ----------
Machinery & Engineering (1.2%)
  Ingersoll-Rand Co. ..........................................   US              1,600       75,100         1.2
                                                                                          ----------
Homebuilding (1.1%)
  Centex Corp. ................................................   US              1,600       72,100         1.1
                                                                                          ----------
Railroads (1.0%)
  Canadian National Railway Co. ...............................   CAN             1,300       67,761         1.0
                                                                                          ----------
Natural Gas (0.9%)
  El Paso Energy Corp. ........................................   US              1,700       59,182         0.9
                                                                                          ----------
Manufacturing (Specialized) (0.9%)
  USEC Inc. ...................................................   US              4,000       55,500         0.9
                                                                                          ----------
Water Utilities (0.8%)
  Electricidade de Portugal, S.A. .............................   PORT            2,300       50,684         0.8
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F31

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Iron & Steel (0.8%)
  Pohang Iron & Steel Co. Ltd. - ADR{\/} ......................   KOR             3,000   $   50,625         0.8
                                                                                          ----------
Transportation - Airlines (0.7%)
  Aeroporti di Roma S.p.A.-/- .................................   ITLY            5,100       44,436         0.7
                                                                                          ----------
Telecom Technology (0.6%)
  Esat Telecom Group PLC - ADR{\/}-/- .........................   IRE               800       30,800         0.5
  L-3 Communications Holdings, Inc.-/- ........................   US                100        4,658         0.1
                                                                                          ----------
                                                                                              35,458
                                                                                          ----------
Auto Parts & Equipment (0.4%)
  Bridgestone Corp. ...........................................   JPN             1,000       22,703         0.4
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $4,736,767) ....................                            5,862,265        92.4
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50% ,
   collaterized by $410,000 U.S. Treasury Notes, 6.25% due
   4/30/01 (market value of collateral is $428,450, including
   accrued interest). (cost $416,000) .........................                              416,000         6.6
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $5,152,767)  * ........................                            6,278,265        99.0
Other Assets and Liabilities ..................................                               63,116         1.0
                                                                                          ----------       -----

NET ASSETS ....................................................                           $6,341,381       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under rule 144A of the Securities Act of 1933. These securites may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $5,152,767 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,226,305
                 Unrealized depreciation:              (100,807)
                                                  -------------
                 Net unrealized appreciation:     $   1,125,498
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F32

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS{D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Austria (ASTRI/ATS) ..................    0.9                      0.9
Canada (CAN/CAD) .....................    1.0                      1.0
Denmark (DEN/DKK) ....................    0.5                      0.5
Ecuador (ECDR/ECS) ...................    1.0                      1.0
Egypt (EGPT/EGP) .....................    0.6                      0.6
Finland (FIN/FIM) ....................    2.2                      2.2
France (FR/FRF) ......................    5.3                      5.3
Germany (GER/DEM) ....................    4.9                      4.9
Hong Kong (HK/HKD) ...................    0.2                      0.2
Ireland (IRE/IEP) ....................    0.5                      0.5
Italy (ITLY/ITL) .....................    3.2                      3.2
Japan (JPN/JPY) ......................    1.0                      1.0
Korea (KOR/KRW) ......................    1.3                      1.3
Netherlands (NETH/NLG) ...............    2.0                      2.0
Portugal (PORT/PTE) ..................    2.3                      2.3
Spain (SPN/ESP) ......................    4.9                      4.9
Switzerland (SWTZ/CHF) ...............    1.6                      1.6
United Kingdom (UK/GBP) ..............   12.8                     12.8
United States (US/USD) ...............   46.2         7.6         53.8
                                        ------        ---        -----
Total  ...............................   92.4         7.6        100.0
                                        ------        ---        -----
                                        ------        ---        -----

--------------

{d}  Percentages indicated are based on net assets of $6,341,381.

    The accompanying notes are an integral part of the financial statements.

                                      F33

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Oil (International Integrated) (17.2%)
  Mobil Corp. .................................................   US              5,600   $  487,900         7.6
  ENI S.p.A - ADR{\/} .........................................   ITLY            2,800      189,700         3.0
  Amoco Corp. .................................................   US              2,600      156,975         2.5
  Total Compagnie Francaise des Petroles S.A.-ADR{\/} .........   FR              3,000      149,250         2.3
  Chevron Corp. ...............................................   US              1,400      116,112         1.8
                                                                                          ----------
                                                                                           1,099,937
                                                                                          ----------
Construction (Cement & Aggregates) (12.9%)
  Martin Marietta Materials, Inc. .............................   US              4,400      273,625         4.3
  Southdown, Inc. .............................................   US              3,103      183,659         2.9
  CRH PLC .....................................................   UK              8,550      144,934         2.2
  Centex Construction Products, Inc. ..........................   US              3,100      125,937         2.0
  Lafarge Corp. ...............................................   US              1,800       72,900         1.1
  Doman Industries Ltd. "B"-/- ................................   CAN            23,475       27,618         0.4
                                                                                          ----------
                                                                                             828,673
                                                                                          ----------
Natural Gas (11.2%)
  Coastal Corp. ...............................................   US              5,400      188,662         2.9
  Williams Companies, Inc. ....................................   US              4,400      137,225         2.1
  Questar Corp. ...............................................   US              6,800      131,750         2.1
  Enron Corp. .................................................   US              2,300      131,244         2.1
  El Paso Energy Corp. ........................................   US              3,700      128,806         2.0
                                                                                          ----------
                                                                                             717,687
                                                                                          ----------
Manufacturing (Specialized) (5.7%)
  USEC Inc.-/- ................................................   US              9,150      126,956         2.0
  US Filter Corp.-/- ..........................................   US              5,300      121,238         1.9
  Enerflex Systems Ltd. .......................................   CAN             4,200       80,980         1.2
  Coflexip -ADR{\/} ...........................................   FR              1,200       38,550         0.6
                                                                                          ----------
                                                                                             367,724
                                                                                          ----------
Metals Mining (4.5%)
  Freeport-McMoRan Copper & Gold, Inc. "B" ....................   US              7,600       79,325         1.2
  Rio Tinto PLC ...............................................   UK              6,400       74,347         1.2
  Cominco Ltd. ................................................   CAN             6,200       70,307         1.1
  Inco Ltd.-/- ................................................   CAN             6,000       63,529         1.0
                                                                                          ----------
                                                                                             287,508
                                                                                          ----------
Chemicals (Specialty) (4.4%)
  Crompton & Knowles Corp. ....................................   US              6,200      128,262         2.0
  Air Liquide .................................................   FR                500       91,690         1.4
  W.R. Grace & Co.-/- .........................................   US              4,000       62,750         1.0
                                                                                          ----------
                                                                                             282,702
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F34

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Chemicals (4.2%)
  Solutia, Inc. ...............................................   US              6,100   $  136,488         2.1
  Potash Corp. of Saskatchewan Inc.{\/} .......................   CAN             1,100       70,262         1.1
  E.I. Du Pont de Nemours & Company ...........................   US              1,200       63,675         1.0
                                                                                          ----------
                                                                                             270,425
                                                                                          ----------
Electric Companies (4.1%)
  Montana Power Co. ...........................................   US              3,200      181,000         2.8
  PacifiCorp ..................................................   US              3,400       71,613         1.1
  Fortum Corp.-/- .............................................   FIN             1,550        9,428         0.2
                                                                                          ----------
                                                                                             262,041
                                                                                          ----------
Gold & Precious Metals Mining (3.9%)
  Stillwater Mining Co.-/- ....................................   US              4,400      180,400         2.8
  Placer Dome Inc.{\/} ........................................   CAN             6,100       70,150         1.1
                                                                                          ----------
                                                                                             250,550
                                                                                          ----------
Oil & Gas (Exploration & Production) (3.7%)
  Berkley Petroleum Corp.-/- ..................................   CAN            20,300      153,908         2.4
  Triton Energy Ltd.-/- .......................................   US              5,700       45,244         0.7
  Stolt Comex Seaway, S.A. ....................................   UK                 --           --         0.6
    Common{\/}-/- .............................................   --              4,000       27,000          --
    ADR{\/}-/- ................................................   --              1,750        9,844          --
                                                                                          ----------
                                                                                             235,996
                                                                                          ----------
Chemicals (Diversified) (3.2%)
  BASF A.G. ...................................................   GER             3,300      125,948         2.0
  Solvay SA ...................................................   BEL             1,000       74,964         1.2
                                                                                          ----------
                                                                                             200,912
                                                                                          ----------
Homebuilding (3.0%)
  Centex Corp. ................................................   US              2,800      126,175         2.0
  Pulte Corp. .................................................   US              2,200       61,188         1.0
                                                                                          ----------
                                                                                             187,363
                                                                                          ----------
Building Materials (2.9%)
  USG Corp. ...................................................   US              3,650      185,922         2.9
                                                                                          ----------
Iron & Steel (2.9%)
  Pohang Iron & Steel Co. Ltd. ADR{\/} ........................   KOR             7,800      131,625         2.1
  British Steel PLC- ADR{\/} ..................................   UK              3,400       49,725         0.8
                                                                                          ----------
                                                                                             181,350
                                                                                          ----------
Engineering & Construction (2.7%)
  Lafarge S.A. ................................................   FR              1,800      170,999         2.7
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F35

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Oil & Gas (Refining & Marketing) (1.6%)
  Tesoro Petroleum Corp. ......................................   US              2,100   $   25,463         0.4
  Repsol S.A. .................................................   SPN             1,500       79,925         1.2
                                                                                          ----------
                                                                                             105,388
                                                                                          ----------
Oil & Gas (Drilling & Equipment) (1.5%)
  Core Laboratories N.V.{\/}-/- ...............................   NETH            2,600       49,725         0.8
  J. Ray McDermott S.A.-/- ....................................   US              2,000       48,875         0.7
                                                                                          ----------
                                                                                              98,600
                                                                                          ----------
Aluminum (1.3%)
  Aluminum Company of America .................................   US              1,100       82,019         1.3
                                                                                          ----------
Containers & Packaging (Paper) (1.2%)
  Union Camp Corp. ............................................   US              1,100       74,250         1.2
                                                                                          ----------
Foods (0.8%)
  Dole Food Co., Inc. .........................................   US              1,200       36,000         0.6
  Chiquita Brands International ...............................   US              1,600       15,300         0.2
                                                                                          ----------
                                                                                              51,300
                                                                                          ----------
Beverages (Alcoholic) (0.8%)
  Scheid Vineyards Inc.- "A" ..................................   US             10,300       50,213         0.8
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $6,474,678) ....................                            5,991,559        93.7
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31,1998 , with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $525,000 U.S. Treasury Bills, 8.75% due
   5/15/17 (market value of collateral is $734,767, including
   accrued interest). (cost $716,000)  ........................                              716,000        11.2
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,190,678) * .........................                            6,707,559       104.9
Other Assets and Liabilities ..................................                             (311,959)       (4.9)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $6,395,600       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $7,274,880 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     224,049
                 Unrealized depreciation:              (791,370)
                                                  -------------
                 Net unrealized depreciation:     $    (567,321)
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F36

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS{D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Belgium (BEL/BEF) ....................    1.2                      1.2
Canada (CAN/CAD) .....................    8.3                      8.3
Finland (FIN/FIM) ....................    0.2                      0.2
France (FR/FRF) ......................    7.0                      7.0
German (GER/DEM) .....................    2.0                      2.0
Italy (ITLY/ITL) .....................    3.0                      3.0
Korea (KOR/KRW) ......................    2.1                      2.1
Netherlands (NETH/NLG) ...............    0.8                      0.8
Spain (SPN/ESP) ......................    1.2                      1.2
United Kingdom (UK/GBP) ..............    4.8                      4.8
United States (US/USD) ...............   63.1         6.3         69.4
                                        ------        ---        -----
Total  ...............................   93.7         6.3        100.0
                                        ------        ---        -----
                                        ------        ---        -----

--------------

{d}  Percentages indicated are based on net assets of $6,395,600.

    The accompanying notes are an integral part of the financial statements.

                                      F37

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (43.7%)
  Outdoor Systems, Inc.-/- ...................................   US             62,450   $ 1,873,500         4.6
    BUSINESS & PUBLIC SERVICES
  Clear Channel Communications, Inc.-/- ......................   US             31,038     1,691,571         4.1
    BROADCASTING & PUBLISHING
  Family Dollar Stores, Inc. .................................   US             68,700     1,511,400         3.7
    RETAILERS - DISCOUNTERS
  Chancellor Media Corp.-/- ..................................   US             31,000     1,484,125         3.6
    BROADCASTING & PUBLISHING
  Jacor Communications, Inc.-/- ..............................   US             21,200     1,364,750         3.3
    BROADCASTING & PUBLISHING
  Cablevision Systems Corp. "A"-/- ...........................   US             19,000       953,563         2.3
    BROADCASTING & PUBLISHING
  Lamar Advertising Co.-/- ...................................   US             20,300       756,175         1.9
    BUSINESS & PUBLIC SERVICES
  AnnTaylor Stores Corp.-/- ..................................   US             16,500       650,719         1.6
    RETAIL - SPECIALTY APPAREL
  Amazon.com, Inc.-/- ........................................   US              2,000       642,500         1.6
    RETAIL - SPECIALTY
  Abercrombie & Fitch Co. "A"-/- .............................   US              9,000       636,750         1.6
    RETAIL - SPECIALTY APPAREL
  Best Buy Co., Inc.-/- ......................................   US             10,000       613,750         1.5
    RETAIL - COMPUTERS & ELECTRONICS
  Tricon Global Restaurants, Inc.-/- .........................   US             12,000       601,500         1.5
    RESTAURANTS
  DST Systems, Inc.-/- .......................................   US             10,500       599,156         1.5
    DATA PROCESSING
  Circuit City Stores-Circuit City Group .....................   US             11,000       549,312         1.3
    RETAIL - COMPUTERS & ELECTRONICS
  Office Depot, Inc.-/- ......................................   US             14,000       517,125         1.3
    RETAIL - SPECIALTY
  Allied Waste Industries, Inc.-/- ...........................   US             21,000       496,125         1.2
    WASTE MANAGEMENT
  American Tower Corp.-/- ....................................   US             16,500       487,781         1.2
    TELECOMMUNICATIONS - CELLULAR/WIRELESS
  CDW Computer Centers, Inc.-/- ..............................   US              5,000       479,688         1.2
    RETAIL - COMPUTERS & ELECTRONICS
  Century Communications Corp.-/- ............................   US             14,600       463,094         1.1
    BROADCASTING & PUBLISHING
  Galileo International, Inc. ................................   US             10,000       435,000         1.1
    COMMERCIAL & CONSUMER
  Paychex, Inc. ..............................................   US              7,400       380,638         0.9
    DATA PROCESSING
  USA Networks, Inc.-/- ......................................   US             10,000       331,250         0.8
    BROADCASTING & PUBLISHING
  Sun International Hotels Ltd.-/- ...........................   US              7,000       318,062         0.8
    LEISURE & TOURISM
                                                                                         -----------
                                                                                          17,837,534
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F38

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Technology (29.7%)
  Software AG Systems, Inc.-/- ...............................   US             48,800   $   884,500         2.2
    SOFTWARE
  SunGard Data Systems, Inc.-/- ..............................   US             22,000       873,125         2.0
    SOFTWARE
  Compuware Corp.-/- .........................................   US              9,500       742,187         1.8
    SOFTWARE
  Vitesse Semiconductor Corp.-/- .............................   US             16,000       730,000         1.8
    ELECTRONICS - SEMICONDUCTORS
  Altera Corp.-/- ............................................   US             11,500       700,063         1.7
    ELECTRONICS - SEMICONDUCTORS
  Xilinx, Inc.-/- ............................................   US             10,500       683,813         1.7
    ELECTRONICS - SEMICONDUCTORS
  Ticketmaster Online-CitySearch, Inc. "B"-/- ................   US             11,800       672,600         1.6
    SOFTWARE
  Netscape Communications Corp.-/- ...........................   US             10,000       607,500         1.5
    SOFTWARE
  Lexmark International Group, Inc.-/- .......................   US              6,000       603,000         1.5
    COMPUTERS - PERIPHERALS
  Micron Technology, Inc.-/- .................................   US             11,200       566,300         1.4
    ELECTRONICS - SEMICONDUCTORS
  Jabil Circuit, Inc.-/- .....................................   US              7,000       522,375         1.3
    COMPUTERS - PERIPHERALS
  Concord Communications, Inc.-/- ............................   US              9,200       522,100         1.3
    SOFTWARE
  Policy Management Systems Corp.-/- .........................   US              9,800       494,900         1.2
    SOFTWARE
  Citrix Systems, Inc.-/- ....................................   US              5,000       485,313         1.2
    SOFTWARE
  Flextronics International Ltd.-/- ..........................   US              5,500       470,937         1.2
    ELECTRONICS - SEMICONDUCTORS
  Yahoo! Inc.-/- .............................................   US              2,000       470,125         1.1
    SOFTWARE
  3Com Corp.-/- ..............................................   US             10,000       448,125         1.1
    COMPUTERS - NETWORKING
  New Era of Networks, Inc.-/- ...............................   US             10,000       440,000         1.1
    SOFTWARE
  FORE Systems, Inc.-/- ......................................   US             23,700       434,006         1.1
    COMPUTERS - NETWORKING
  Learning Company, Inc. (The)-/- ............................   US             15,300       396,844         1.0
    SOFTWARE
  Visio Corp.-/- .............................................   US             10,500       383,906         0.9
    SOFTWARE
                                                                                         -----------
                                                                                          12,131,719
                                                                                         -----------
Energy (3.6%)
  Montana Power Co. ..........................................   US             10,000       565,625         1.4
    ELECTRIC COMPANIES
  Anadarko Petroleum Corp. ...................................   US             12,000       370,500         0.9
    ENERGY SOURCES

    The accompanying notes are an integral part of the financial statements.

                                      F39

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  BJ Services Co.-/- .........................................   US             18,500   $   289,062         0.7
    ENERGY SOURCES
  Cooper Cameron Corp.-/- ....................................   US             10,000       245,000         0.6
    ENERGY SOURCES
                                                                                         -----------
                                                                                           1,470,187
                                                                                         -----------
Health Care (6.7%)
  Forest Laboratories, Inc.-/- ...............................   US             17,100       909,506         2.2
    DRUGS - GENERIC & OTHER
  Becton, Dickinson & Co. ....................................   US             11,200       478,100         1.2
    MEDICAL PRODUCTS & SUPPLIES
  Total Renal Care Holdings, Inc.-/- .........................   US             15,000       443,437         1.1
    SPECIALIZED SERVICES
  Quintiles Transnational Corp.-/- ...........................   US              7,500       400,312         1.0
    SPECIALIZED SERVICES
  BioChem Pharma, Inc.-/- ....................................   CAN            10,000       286,250         0.7
    BIOTECHNOLOGY
  Allegiance Corp. ...........................................   US              5,000       233,125         0.5
    MEDICAL PRODUCTS & SUPPLIES
                                                                                         -----------
                                                                                           2,750,730
                                                                                         -----------
Finance (4.6%)
  American Bankers Insurance Group, Inc. .....................   US             12,500       604,688         1.5
    INSURANCE - MULTI-LINE
  Providian Financial Corp. ..................................   US              7,950       596,250         1.5
    CONSUMER FINANCE
  UNUM Corp. .................................................   US             10,000       583,750         1.4
    INSURANCE - LIFE/HEALTH
  Firstar Corp. ..............................................   US              1,000        93,250         0.2
    BANKS - REGIONAL
                                                                                         -----------
                                                                                           1,877,938
                                                                                         -----------
Consumer Non-Durables (3.8%)
  JP Foodservice, Inc.-/- ....................................   US             21,100     1,033,900         2.6
    DISTRIBUTORS - FOOD & HEALTH
  Maytag Corp. ...............................................   US              8,000       498,000         1.2
    HOUSEHOLD FURNITURE & APPLIANCES
                                                                                         -----------
                                                                                           1,531,900
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F40

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Capital Goods (3.2%)
  Tellabs, Inc.-/- ...........................................   US             10,000   $   685,625         1.7
    COMMUNICATIONS EQUIPMENT
  ADC Telecommunications, Inc.-/- ............................   US             18,000       625,500         1.5
    COMMUNICATIONS EQUIPMENT
                                                                                         -----------
                                                                                           1,311,125
                                                                                         -----------       -----

TOTAL INVESTMENTS * (cost $29,386,117) .......................                            38,911,133        95.3
Other Assets and Liabilities .................................                             1,921,899         4.7
                                                                                         -----------       -----

NET ASSETS ...................................................                           $40,833,032       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $29,403,605 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   9,893,798
                 Unrealized depreciation:              (386,270)
                                                  -------------
                 Net unrealized appreciation:     $   9,507,528
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F41

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Banks-Major Regional (10.9%)
  Australia & New Zealand Banking Group Ltd. .................   AUSL           57,000   $   372,745         3.4
  HSBC Holdings PLC ..........................................   HK             11,468       285,697         2.6
  Oversea-Chinese Banking Corp. Ltd. - Foreign ...............   SING           40,000       271,597         2.5
  Development Bank of Singapore Ltd. - Foreign ...............   SING           29,800       269,185         2.4
                                                                                         -----------
                                                                                           1,199,224
                                                                                         -----------
Land Development (9.2%)
  Cheung Kong (Holdings) Ltd. ................................   HK             90,000       647,662         5.9
  DBS Land Ltd. ..............................................   SING          200,000       294,635         2.6
  Sun Hung Kai Properties Ltd. ...............................   HK             10,000        72,931         0.7
                                                                                         -----------
                                                                                           1,015,228
                                                                                         -----------
Telephone (7.7%)
  Hong Kong Telecommunications Ltd. ..........................   HK            200,000       349,808         3.2
  Philippine Long Distance Telephone Co. .....................   PHIL           10,590       273,290         2.5
  PT Telekomunikasi Indonesia ................................   INDO          250,000        86,539         0.8
  Telecom Corporation of New Zealand Ltd. ....................   NZ             32,400        70,699         0.6
  Cable & Wireless Optus Ltd.-/- .............................   AUSL           32,800        68,886         0.6
                                                                                         -----------
                                                                                             849,222
                                                                                         -----------
Electric Companies (7.1%)
  CLP Holdings Ltd. ..........................................   HK             70,000       348,775         3.2
  Electricity Generating Public Co. Ltd. - Foreign-/- ........   THAI           51,000       138,771         1.3
  Korea Electric Power Corp. .................................   KOR             5,000       124,167         1.1
  Hong Kong Electric Holdings Ltd. ...........................   HK             40,000       121,336         1.1
  YTL Power International Berhad{F} ..........................   MAL            72,000        47,211         0.4
                                                                                         -----------
                                                                                             780,260
                                                                                         -----------
Retail-Food Chains (6.4%)
  Hutchison Whampoa ..........................................   HK            100,000       706,716         6.4
                                                                                         -----------
Banks-Foreign (5.0%)
  National Australia Bank Ltd. ...............................   AUSL           36,900       555,809         5.0
                                                                                         -----------
Telephone Networks (4.9%)
  Telstra Corp. Ltd. .........................................   AUSL          105,900       494,749         4.5
  Telekom Malaysia Bhd. ......................................   AUSL           17,750        38,925         0.4
                                                                                         -----------
                                                                                             533,674
                                                                                         -----------
Electronics-Component Distributors (4.7%)
  Samsung Electronics ........................................   KOR             4,000       269,000         2.4
  Samsung Display Devices Co. ................................   KOR             5,000       247,083         2.3
                                                                                         -----------
                                                                                             516,083
                                                                                         -----------
Insurance-Multi-line Property (4.5%)
  Samsung Fire & Marine Insurance ............................   KOR             1,332       499,500         4.5
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F42

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Engineering & Construction (4.5%)
  Lend Lease Corp., Ltd. .....................................   AUSL           20,800   $   280,189         2.5
  Singapore Technologies Engineering Ltd. ....................   SING          230,000       214,732         2.0
                                                                                         -----------
                                                                                             494,921
                                                                                         -----------
Air Freight (3.5%)
  Brambles Industries Ltd. ...................................   AUSL           15,800       384,555         3.5
                                                                                         -----------
Insurance-Life/Health (3.3%)
  AMP Ltd.-/- ................................................   AUSL           28,300       358,258         3.3
                                                                                         -----------
Entertainment (2.9%)
  News Corp., Ltd. -Preferred ................................   AUSL           53,100       322,855         2.9
                                                                                         -----------
Beverages-Alcoholic (2.9%)
  Foster's Brewing Group Ltd. ................................   AUSL          117,200       317,186         2.9
                                                                                         -----------
Manufacturing-Diversified (2.6%)
  Shanghai Industrial Holdings Ltd. ..........................   HK             80,000       161,609         1.5
  New World Development Co., Ltd. ............................   HK             50,000       125,854         1.1
                                                                                         -----------
                                                                                             287,463
                                                                                         -----------
Banking (2.4%)
  Hang Seng Bank .............................................   HK             29,000       259,226         2.4
                                                                                         -----------
Electric Power (2.3%)
  Manila Electric Co. "B" ....................................   PHIL           78,670       253,774         2.3
                                                                                         -----------
Metals Mining (2.2%)
  Rio Tinto Ltd. .............................................   AUSL           11,500       136,287         1.2
  North Ltd. .................................................   AUSL           65,500       106,681         1.0
                                                                                         -----------
                                                                                             242,968
                                                                                         -----------
Publishing- Newspapers (2.0%)
  Singapore Press Holdings Ltd. ..............................   SING           20,562       224,381         2.0
                                                                                         -----------
Leisure Time Products (2.0%)
  TABCORP Holdings Ltd. ......................................   AUSL           35,600       217,979         2.0
                                                                                         -----------
Communications Equipment (1.7%)
  LG Information & Communication .............................   KOR             7,130       191,916         1.7
                                                                                         -----------
Oil & Gas (Exploration & Production) (1.6%)
  PTT Exploration and Production Public Co., Ltd. -
   Foreign-/- ................................................   THAI           13,200        93,348         0.8
  Santos Ltd. ................................................   AUSL           32,400        86,893         0.8
                                                                                         -----------
                                                                                             180,241
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F43

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Conglomerates (1.6%)
  Broken Hill Proprietary Co., Ltd. ..........................   AUSL           22,800   $   167,791         1.6
                                                                                         -----------
Metals-Misc (1.0%)
  Western Mining Corporation Holdings Ltd. ...................   AUSL           36,300       109,354         1.0
                                                                                         -----------
Retail- Specialty (0.7%)
  Woolworths Ltd. ............................................   AUSL           23,300        79,265         0.7
                                                                                         -----------
Shipping (0.4%)
  Malaysia International Shipping Bhd. - Foreign{F} ..........   MAL            37,000        40,570         0.4
                                                                                         -----------
Investments (0.2%)
  Berjaya Sports Toto Bhd.{F} ................................   MAL            23,000        23,908         0.2
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $10,613,832) ..................                            10,812,327        98.2
                                                                                         -----------       -----

WARRANTS
--------------------------------------------------------------
  Merrill Lynch - Kospi 300 Call Warrants, due 3/11/99
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 300
   Index converted to the prevailing foreign exchange rate.
   (cost $97,498){\/} ........................................   KOR            39,153       206,837         1.9
                                                                                         -----------       -----

RIGHTS
--------------------------------------------------------------
  Samsung Fire & Marine Insurance Rights, expire 1/13/99 (cost
   $0) .......................................................   KOR               305        58,763         0.5
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $10,711,330)  * ......................                            11,077,927       100.6
Other Assets and Liabilities .................................                               (67,902)       (0.6)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $11,010,025       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {F} Security considered illiquid due to currency and capital controls mandated by the Malaysian government.
          * For Federal income tax purposes, cost is $10,845,065 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,019,395
                 Unrealized depreciation:              (786,533)
                                                  -------------
                 Net unrealized appreciation:     $     232,862
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F44

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                   RIGHTS &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS        OTHER      TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   37.3                                  37.3
Hong Kong (HK/HKD) ...................   28.1                                  28.1
Indonesia (INDO/IDR) .................    0.8                                   0.8
Korea (KOR/KRW) ......................   12.0         2.4                      14.4
Malaysia (MAL/MYR) ...................    1.0                                   1.0
New Zealand (NZ/NZD) .................    0.6                                   0.6
Philippines (PHIL/PHP) ...............    4.8                                   4.8
Singapore (SING/SGD) .................   11.5                                  11.5
Thailand (THAI/THB) ..................    2.1                                   2.1
United States (US/USD) ...............                              (0.6)      (0.6)
                                        ------      -----          -----      -----
Total  ...............................   98.2         2.4           (0.6)     100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $11,010,025.

    The accompanying notes are an integral part of the financial statements.

                                      F45

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (26.5%)
  Orange PLC-/- ..............................................   UK             83,068   $   958,070         2.9
    WIRELESS COMMUNICATIONS
  TNT Post Group N.V. ........................................   NETH           27,330       880,346         2.7
    TRANSPORTATION - SHIPPING
  Vodafone Group PLC .........................................   UK             47,060       761,756         2.3
    WIRELESS COMMUNICATIONS
  MobilCom AG ................................................   GER             2,271       722,294         2.2
    TELECOM - OTHER
  Mannesmann AG ..............................................   GER             5,698       653,095         2.0
    WIRELESS COMMUNICATIONS
  Telecom Italia Mobile SpA ..................................   ITLY           80,799       596,594         1.8
    TELEPHONE NETWORKS
  Swisscom AG-/- .............................................   SWTZ            1,416       592,922         1.8
    TELEPHONE NETWORKS
  Telecel - Comunicacaoes Pessoais S.A. ......................   PORT            2,871       587,395         1.8
    WIRELESS COMMUNICATIONS
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ...........   FIN             9,643       573,301         1.8
    TELEPHONE NETWORKS
  Telecom Italia SpA .........................................   ITLY           64,079       545,488         1.7
    TELEPHONE NETWORKS
  Corporate Services Group PLC ...............................   UK            200,978       506,018         1.6
    BUSINESS & PUBLIC SERVICES
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ..........   GREC           12,130       392,709         1.2
    WIRELESS COMMUNICATIONS
  EM.TV & Merchandising AG ...................................   GER               639       364,288         1.1
    BROADCASTING & PUBLISHING
  ASSA Abloy AB "B" ..........................................   SWDN            6,920       264,187         0.8
    BUSINESS & PUBLIC SERVICES
  Esat Telecom Group PLC - ADR-/- {\/} .......................   IRE             5,200       200,200         0.6
    TELEPHONE NETWORKS
  Panafon Hellenic Telecom S.A.-/- ...........................   GREC            2,129        57,082         0.2
    WIRELESS COMMUNICATIONS
                                                                                         -----------
                                                                                           8,655,745
                                                                                         -----------
Finance (20.4%)
  Axa-UAP ....................................................   FR              5,057       732,833         2.2
    INSURANCE - MULTI-LINE
  Zurich Allied AG ...........................................   SWTZ              806       596,928         1.8
    INSURANCE - MULTI-LINE
  UBS AG - Registered ........................................   SWTZ            1,803       554,082         1.7
    BANKS-MONEY CENTER
  Unicredito Italiano SpA ....................................   ITLY           93,674       553,247         1.7
    OTHER FINANCIAL
  Safra Republic Holdings S.A.{\/} ...........................   LUX            10,052       547,834         1.7
    OTHER FINANCIAL
  Abbey National PLC .........................................   UK             25,271       540,513         1.7
    BANKS-SUPER REGIONAL
  ING Groep N.V. .............................................   NETH            8,714       531,228         1.6
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                                      F46

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  Lloyds TSB Group PLC .......................................   UK             33,043   $   468,418         1.4
    BANKS-MONEY CENTER
  Mediolanum SpA .............................................   ITLY           56,135       416,453         1.3
    INSURANCE-LIFE
  ForeningsSparbanken AB .....................................   SWDN           15,124       391,138         1.2
    BANKS-REGIONAL
  Nordbanken Holding AB ......................................   SWDN           60,841       389,622         1.2
    BANKS-REGIONAL
  Skandia Forsakrings AB Free ................................   SWDN           24,719       377,482         1.2
    INSURANCE - MULTI-LINE
  CGU PLC ....................................................   UK             19,143       298,890         0.9
    INSURANCE - MULTI-LINE
  BPI-SGPS S.A. ..............................................   PORT            7,742       262,968         0.8
    BANKS-MONEY CENTER
                                                                                         -----------
                                                                                           6,661,636
                                                                                         -----------
Technology (15.2%)
  Equant N.V.-/- {V} .........................................   NETH           10,543       733,549         2.3
    NETWORKING
  Dassault Systemes S.A. .....................................   FR             14,346       674,245         2.1
    COMPUTERS & PERIPHERALS
  TT Tieto Oy "B" ............................................   FIN            13,820       615,548         1.9
    COMPUTERS & PERIPHERALS
  Saville Systems PLC - ADR{\/} ..............................   IRE            29,300       556,700         1.7
    TELECOM TECHNOLOGY
  SAP AG Non-Voting ..........................................   GER             1,098       523,962         1.6
    COMPUTERS & PERIPHERALS
  Misys PLC ..................................................   UK             63,701       464,746         1.4
    SOFTWARE
  Mobistar S.A.-/- ...........................................   BEL             8,388       421,221         1.3
    TELECOM TECHNOLOGY
  Computacenter PLC-/- .......................................   UK             54,374       397,602         1.2
    COMPUTERS & PERIPHERALS
  Sonera Group Oyj-/- ........................................   FIN            13,000       229,569         0.7
    TELECOM TECHNOLOGY
  Energis PLC-/- .............................................   UK              9,600       214,585         0.7
    TELECOM TECHNOLOGY
  JBA Holdings PLC ...........................................   UK             31,840        97,893         0.3
    SOFTWARE
                                                                                         -----------
                                                                                           4,929,620
                                                                                         -----------
Health Care (10.7%)
  Novartis AG ................................................   SWTZ              434       853,335         2.6
    PHARMACEUTICALS
  SmithKline Beecham PLC .....................................   UK             44,397       622,363         1.9
    PHARMACEUTICALS
  Roche Holding AG ...........................................   SWTZ               50       610,253         1.9
    PHARMACEUTICALS
  Glaxo Wellcome PLC .........................................   UK             17,131       588,475         1.8
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                      F47

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Health Care (Continued)
  Nycomed Amersham PLC .......................................   UK             69,723   $   480,871         1.5
    PHARMACEUTICALS
  Genset - ADR-/- {\/} .......................................   FR              9,348       258,239         0.8
    BIOTECHNOLOGY
  Primamedic Ltd.-/- .........................................   ASTRI          71,100        78,845         0.2
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           3,492,381
                                                                                         -----------
Capital Goods (6.8%)
  Nokia Oyj "A" ..............................................   FIN            11,321     1,377,224         4.2
    TELECOM EQUIPMENT
  Telefonaktiebolaget LM Ericsson "B" ........................   SWDN           31,060       738,249         2.3
    TELECOM EQUIPMENT
  Altran Technologies S.A. ...................................   FR                344        82,961         0.3
    MACHINERY & ENGINEERING
                                                                                         -----------
                                                                                           2,198,434
                                                                                         -----------
Consumer Non-Durables (6.6%)
  Cadbury Schweppes PLC ......................................   UK             33,430       568,907         1.7
    FOOD
  Nestle S.A. - Registered ...................................   SWTZ              259       563,946         1.7
    FOOD
  Tabacalera S.A. "A" ........................................   SPN            16,900       425,860         1.3
    TOBACCO
  Raisio Group PLC-/- ........................................   FIN            30,980       340,406         1.0
    FOOD
  Diageo PLC .................................................   UK             25,461       285,829         0.9
    BEVERAGES - ALCOHOLIC
                                                                                         -----------
                                                                                           2,184,948
                                                                                         -----------
Energy (3.1%)
  BP Amoco PLC ...............................................   UK             27,504       410,009         1.3
    OIL
  Petroleum Geo-Services ASA-/- ..............................   NOR            24,585       313,898         1.0
    ENERGY EQUIPMENT & SERVICES
  Coflexip - ADR{\/} .........................................   FR              8,587       275,857         0.8
    ENERGY EQUIPMENT & SERVICES
                                                                                         -----------
                                                                                             999,764
                                                                                         -----------
Consumer Durables (1.5%)
  Porsche AG Preferred-/- ....................................   GER               216       492,559         1.5
    AUTOMOBILES
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $25,928,330) ..................                            29,615,087        90.8
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F48

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $1,915,000 U.S. Treasury Bonds, 6.25% due
   8/15/23 (market value of collateral is $2,183,697,
   including accrued interest). (cost $2,136,000) ............                           $ 2,136,000         6.5
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $28,064,330)  * ......................                            31,751,087        97.3
Other Assets and Liabilities .................................                               865,804         2.7
                                                                                         -----------       -----

NET ASSETS ...................................................                           $32,616,891       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {V}  Security is denominated in FRF.
          * For Federal income tax purposes, cost is $28,322,738 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,245,694
                 Unrealized depreciation:            (1,817,345)
                                                  -------------
                 Net unrealized appreciation:     $   3,428,349
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Austria (ASTRI/ATS) ..................    0.2                   0.2
Belgium (BEL/BEF) ....................    1.3                   1.3
Finland (FIN/FIM) ....................    9.6                   9.6
France (FR/FRF) ......................    6.2                   6.2
Germany (GER/DEM) ....................    8.4                   8.4
Greece (GREC/GRD) ....................    1.4                   1.4
Ireland (IRE/IEP) ....................    2.3                   2.3
Italy (ITLY/ITL) .....................    6.5                   6.5
Luxembourg (LUX/LUF) .................    1.7                   1.7
Netherlands (NETH/NLG) ...............    6.6                   6.6
Norway (NOR/NOK) .....................    1.0                   1.0
Portugal (PORT/PTE) ..................    2.6                   2.6
Spain (SPN/ESP) ......................    1.3                   1.3
Sweden (SWDN/SEK) ....................    6.7                   6.7
Switzerland (SWTZ/CHF) ...............   11.5                  11.5
United Kingdom (UK/GBP) ..............   23.5                  23.5
United States (US/USD) ...............               9.2        9.2
                                        ------     -----      -----
Total  ...............................   90.8        9.2      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $32,616,891.

    The accompanying notes are an integral part of the financial statements.

                                      F49

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE       % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT      (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  -----------  -------------
Commercial Paper - Discounted (45.7%)
  Bellsouth Capital Funding .....................................    5.50%     22-Jan-99    1,500,000  $ 1,495,291        4.7
  Harris Trust & Savings Bank ...................................    5.64%     01-Feb-99    1,000,000    1,000,000        3.2
  Wachovia Bank NA ..............................................    5.50%     29-Jan-99    1,000,000    1,000,000        3.2
  H.J. Heinz Co. ................................................    5.26%     11-Jan-99    1,000,000      998,547        3.2
  Campbell Soup Co. .............................................    5.61%     14-Jan-99    1,000,000      998,032        3.2
  Hitachi America Ltd. ..........................................    5.21%     22-Jan-99    1,000,000      996,996        3.2
  PepsiCo, Inc. .................................................    5.33%     27-Jan-99    1,000,000      996,172        3.2
  Monte Rosa Capital Corp. ......................................    5.55%     28-Jan-99    1,000,000      995,875        3.2
  ABB Treasury Center USA .......................................    5.25%     18-Feb-99    1,000,000      993,067        3.1
  The McGraw-Hill Cos., Inc. ....................................    5.24%     22-Feb-99    1,000,000      992,547        3.1
  Caterpillar Financial Services ................................    5.07%     23-Mar-99    1,000,000      988,863        3.1
  E.I. Dupont de Nemours & Co. ..................................    5.06%     26-Mar-99    1,000,000      988,403        3.1
  John Deere Capital Corp. ......................................    5.03%     02-Apr-99    1,000,000      987,488        3.1
  Ford Motor Credit Corp. .......................................    5.07%     30-Apr-99    1,000,000      983,605        3.1
                                                                                                       -----------      -----
Total Commercial Paper - Discounted (amortized cost
 $14,414,886) ...................................................                                       14,414,886       45.7
                                                                                                       -----------      -----
Government & Government Agency Obligations (25.8%)
  Federal Home Loan Bank Discount Note ..........................    4.50%     04-Jan-99    4,091,000    4,089,466       12.9
  Federal Home Loan Mortgage Corporation Discount Note ..........    4.50%     04-Jan-99    4,091,000    4,089,466       12.9
                                                                                                       -----------      -----
Total Government & Government Agency Obligations (amortized cost
 $8,178,932) ....................................................                                        8,178,932       25.8
                                                                                                       -----------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $22,593,818) .................                                       22,593,818       71.5
                                                                                                       -----------      -----


                                                                                                          VALUE       % OF NET
REPURCHASE AGREEMENTS                                                                                   (NOTE 1)       ASSETS
-----------------------------------------------------------------                                      -----------  -------------
  Dated December 31, 1998, with NationsBanc Montgomery
   Securities, due January 4, 1999, for an effective yield of
   4.25%, collateralized by $3,600,000 U.S. Treasury Bonds,
   11.25% due 2/15/15 (market value of collateral is $6,118,777,
   including accrued interest).  ................................                                        6,000,000       19.0
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $5,370,000 U.S. Treasury Bonds, 6.25% due
   8/15/23 (market value of collateral is $6,123,475, including
   accrued interest).  ..........................................                                        6,000,000       19.0
                                                                                                       -----------      -----
TOTAL REPURCHASE AGREEMENTS (cost $12,000,000) ..................                                       12,000,000       38.0
                                                                                                       -----------      -----
TOTAL INVESTMENTS (cost $34,593,818)  * .........................                                       34,593,818      109.5
Other Assets and Liabilities ....................................                                       (3,006,087)      (9.5)
                                                                                                       -----------      -----
NET ASSETS ......................................................                                      $31,587,731      100.0
                                                                                                       -----------      -----
                                                                                                       -----------      -----

--------------

          *  For Federal income tax purposes, cost is $34,593,818.

    The accompanying notes are an integral part of the financial statements.

                                      F50

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (25.1%)
  Telecom Italia S.p.A. .......................................   ITLY           19,462   $  166,040         2.2
    TELEPHONE
  Vodafone Group PLC ..........................................   UK              7,904      128,204         1.7
    TELECOMMUNICATIONS-CELLULAR/WIRELESS
  Nokia Oyj A.B. - Class A ....................................   FIN               831      101,093         1.4
    COMMUNICATIONS EQUIPMENT
  Telecel-Comunicacaoes Pessoais, S.A. ........................   PORT              482       98,615         1.3
    TELECOMMUNICATIONS-CELLULAR/WIRELESS
  Wolters Kluwer N.V.-/- ......................................   NETH              450       96,268         1.3
    SPECIALTY PRINTING
  EMAP PLC ....................................................   UK              4,800       91,737         1.3
    PUBLISHING
  Swisscom A.G.-/- ............................................   SWTZ              209       87,515         1.2
    TELEPHONE
  TNT Post Group N.V. .........................................   NETH            2,708       87,229         1.2
    AIR FREIGHT
  Orange PLC-/- ...............................................   UK              7,200       83,580         1.1
    WIRELESS TELECOMMUNICATIONS
  Adecco S.A.-/- ..............................................   SWTZ              180       82,188         1.1
    SERVICES-COMMERCIAL & CONSUMER
  Woolworths Ltd. .............................................   AUSL           23,100       78,585         1.1
    RETAIL-SPECIALTY
  Koninklijke Ahold N.V. ......................................   NETH            2,123       78,445         1.1
    RETAIL-FOOD CHAINS
  EMI Group PLC ...............................................   UK             11,600       77,498         1.1
    LEISURE TIME-PRODUCTS
  Great Universal Stores PLC ..................................   UK              6,800       71,591         1.0
    RETAIL-GENERAL MERCHANDISE
  Telecom Corp. of New Zealand Ltd. ...........................   NZ             16,100       69,839         1.0
    TELEPHONE
  Vivendi .....................................................   FR                266       69,004         0.9
    MANUFACTURING-DIVERSIFIED
  Koninklijke KPN N.V. ........................................   NETH            1,290       64,562         0.9
    TELECOMMUNICATIONS-LONG DISTANCE
  Pinault-Printemps-Redoute S.A. ..............................   FR                337       64,391         0.9
    RETAIL-GENERAL MERCHANDISE
  Reuters Group PLC ...........................................   UK              6,000       62,920         0.9
    SERVICES-COMMERCIAL & CONSUMER
  Telecommunicacoes Brasileiras S.A.{\/} ......................   BRZL              760       55,243         0.8
    TELEPHONE
  Telefonica S.A. .............................................   SPN             1,144       50,810         0.7
    TELEPHONE
  EM.TV & Merchandising A.G.-/- ...............................   GER                80       45,895         0.6
    BROADCASTING-TELEVISION, RADIO, & CABLE
  Hellenic Telecom Panafon S.A.-/- ............................   GREC              447       11,985         0.2
    TELECOMMUNICATIONS-CELLULAR/WIRELESS
  Telecom Corporation of New Zealand Ltd. .....................   NZ              2,280        4,975         0.1
    TELEPHONE

    The accompanying notes are an integral part of the financial statements.

                                      F51

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (Continued)
  Fast Retailing Co. Ltd. .....................................   JPN                44   $      778          --
    RETAIL-SPECIALTY APPAREL
                                                                                          ----------
                                                                                           1,828,990
                                                                                          ----------
Finance (21.4%)
  Lloyds TSB Group PLC ........................................   UK              8,800      125,041         1.7
    BANKS-MAJOR REGIONAL
  Abbey National PLC ..........................................   UK              5,400      115,499         1.6
    SAVINGS & LOAN COMPANIES
  Zurich Allied A.G.-/- .......................................   SWTZ              146      108,128         1.5
    INSURANCE-MULTI-LINE
  AXA S.A. ....................................................   FR                710      102,889         1.4
    INSURANCE-MULTI-LINE
  UBS A.G. ....................................................   SWTZ              321       98,647         1.3
    BANKS-MAJOR REGIONAL
  ING Groep N.V. ..............................................   NETH            1,499       91,383         1.3
    INSURANCE BROKERS
  Royal & Sun Alliance Insurance Group PLC ....................   UK             10,800       88,082         1.2
    INSURANCE-MULTI-LINE
  Australia & New Zealand Banking Group Ltd. ..................   AUSL           11,700       76,511         1.1
    BANKS-MAJOR REGIONAL
  Schroders PLC ...............................................   UK              4,100       74,747         1.0
    BANKS-MAJOR REGIONAL
  Nordbanken Holding A.B. .....................................   SWDN           10,840       69,419         1.0
    BANKS-MAJOR REGIONAL
  BPI-SGPS, S.A. ..............................................   PORT            2,040       69,292         0.9
    BANKS-REGIONAL
  CGU PLC .....................................................   UK              4,400       68,809         0.9
    INSURANCE BROKERS
  M & G Group PLC .............................................   UK              2,660       66,089         0.9
    INVESTMENT MANAGEMENT
  Istituto Bancario San Paolo di Torino .......................   ITLY            3,735       65,990         0.9
    BANKS-MAJOR REGIONAL
  Bank of Ireland .............................................   IRE             2,705       59,205         0.8
    BANKS-MAJOR REGIONAL
  Safra Republic Holdings, S.A.{\/} ...........................   UK              1,097       57,044         0.8
    BANKS-MAJOR REGIONAL
  Skandia Forsakrings A.B.-/- .................................   SWDN            3,679       56,182         0.8
    INSURANCE BROKERS
  Nichiei Co., Ltd. ...........................................   JPN               600       47,796         0.7
    BANKS-MONEY CENTERS
  Royal Bank of Canada ........................................   CAN               950       47,531         0.6
    BANKS-MAJOR REGIONAL
  State Bank of India{\/} .....................................   IND             5,350       44,806         0.6
    BANKS-MAJOR REGIONAL
  United Overseas Bank Ltd. ...................................   SING            5,100       32,774         0.4
    BANKS-MAJOR REGIONAL
                                                                                          ----------
                                                                                           1,565,864
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F52

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Health Care (7.8%)
  Roche Holding A.G. ..........................................   SWTZ               11   $  134,256         1.8
    HEALTHCARE-DRUGS-GENERIC & OTHER
  SmithKline Beecham PLC ......................................   UK              8,600      120,056         1.6
    HEALTHCARE-DIVERSIFIED
  Nycomed Amersham PLC ........................................   UK             17,200      118,341         1.6
    HEALTHCARE-DRUGS-GENERIC & OTHER
  Novartis A.G. ...............................................   SWTZ               46       90,446         1.2
    HEALTHCARE-DIVERSIFIED
  Takeda Chemical Industries ..................................   JPN             2,000       77,005         1.1
    HEALTHCARE-DRUGS-GENERIC & OTHER
  Richter Gedeon Rt.-GDR{\/} ..................................   HGRY              770       32,918         0.5
    MEDICAL-DRUGS
                                                                                          ----------
                                                                                             573,022
                                                                                          ----------
Consumer Non-Durables (7.0%)
  Nestle S.A. .................................................   SWTZ               48      104,515         1.4
    FOODS
  Diageo PLC ..................................................   UK              8,000       90,939         1.3
    BEVERAGES-ALCOHOLIC
  Benckiser N.V. ..............................................   NETH            1,261       82,581         1.1
    HOUSEHOLD PRODUCTS/NON-DURABLES
  Asahi Breweries Ltd. ........................................   JPN             4,000       58,948         0.8
    BEVERAGES-ALCOHOLIC
  Foster's Brewing Group Ltd. .................................   AUSL           22,000       59,540         0.8
    BEVERAGES-ALCOHOLIC
  United Biscuits Holdings PLC ................................   UK             13,700       53,846         0.8
    FOODS
  Tabacalera S.A.-/- ..........................................   SPN             2,071       52,187         0.7
    TOBACCO
  Adidas Salomon A.G. .........................................   GER                86        9,341         0.1
    FOOTWEAR
                                                                                          ----------
                                                                                             511,897
                                                                                          ----------
Capital Goods (2.7%)
  Mannesmann A.G. .............................................   GER               794       91,007         1.2
    MACHINERY-DIVERSIFIED
  Canon, Inc. .................................................   JPN             3,000       64,126         0.9
    OFFICE EQUIPMENT & SUPPLIES
  Fresenius A.G. ..............................................   GER               224       47,182         0.6
    MACHINERY-DIVERSIFIED
                                                                                          ----------
                                                                                             202,315
                                                                                          ----------
Technology (2.1%)
  SAP A.G. ....................................................   GER               138       65,853         0.9
    COMPUTERS-SOFTWARE & SERVICES
  Equant N.V.-/- ..............................................   FR                673       46,825         0.6
    COMPUTERS-PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                                      F53

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Technology (Continued)
  Matsushita-Kotobuki Electronics Industries Ltd. .............   JPN             2,000   $   43,193         0.6
    ELECTRONICS-COMPONENT DISTRIBUTORS
                                                                                          ----------
                                                                                             155,871
                                                                                          ----------
Consumer Durables (1.1%)
  Futuris Corp. Ltd. ..........................................   AUSL           71,500       80,992         1.1
                                                                                          ----------
    AUTOMOBILE/TRUCK PARTS & TIRES
Energy (0.9%)
  Mabuchi Motor Co., Ltd. .....................................   JPN               900       68,906         0.9
    ELECTRICAL EQUIPMENT
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $4,598,244) ....................                            4,987,857        68.1
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (12.9%)
  Federal Home Loan Mortgage Corp., 4.50%, due 1/4/99 .........   USD           948,000      947,645        12.9
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $947,645) ................                              947,645
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
RIGHTS                                                           COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
  Telefonica de Espana Rights, expire 1/30/99 (cost $0) .......   SPN             1,144        1,014          --
                                                                                          ----------       -----
    TELEPHONE

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%
   collateralized by $1,480,000 Treasury Notes, 7.125% due
   9/30/99 (market value of collateral is 2,533,650 including
   accrued interest). (cost $1,500,000)  ......................                            1,500,000        20.5
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,045,889) * .........................                            7,436,516       101.5
Other Assets and Liabilities ..................................                             (109,165)       (1.5)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $7,327,351       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        -/-  Non-income producing security
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $7,135,883 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     567,410
                 Unrealized depreciation:              (266,777)
                                                  -------------
                 Net unrealized appreciation:     $     300,633
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F54

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                                PERCENTAGE OF NET ASSETS{D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     & RIGHTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    4.1                                   4.1
Brazil (BRZL/BRL) ....................    0.8                                   0.8
Canada (CAN/CAD) .....................    0.6                                   0.6
Finland (FIM/FIM) ....................    1.4                                   1.4
France (FR/FRF) ......................    3.8                                   3.8
Germany (GER/DEM) ....................    3.4                                   3.4
Greece (GREC/GRD) ....................    0.2                                   0.2
Hungary (HGRY/HUF) ...................    0.5                                   0.5
India (IND/INR) ......................    0.6                                   0.6
Ireland (IRE/IEP) ....................    0.8                                   0.8
Italy (ITLY/ITL) .....................    3.1                                   3.1
Japan (JPN/JPY) ......................    5.0                                   5.0
Netherlands (NETH/NLG) ...............    6.9                                   6.9
New Zealand (NZ/NZD) .................    1.1                                   1.1
Portugal (PORT/PTE) ..................    2.2                                   2.2
Singapore (SING/SGD) .................    0.4                                   0.4
Spain (SPN/ESP) ......................    1.4                                   1.4
Sweden (SWDN/SEK) ....................    1.8                                   1.8
Switzerland (SWTZ/CHF) ...............    9.5                                   9.5
United Kingdom (UK/GBP) ..............   20.5                                  20.5
United States (US/USD) ...............               12.9           19.0       31.9
                                        ------      -----          -----      -----
Total  ...............................   68.1        12.9           19.0      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $7,327,351.

    The accompanying notes are an integral part of the financial statements.

                                      F55

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          ------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.       VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT     LATIN
                                            INCOME      INCOME       INCOME      AMERICA
                                             FUND        FUND         FUND         FUND
                                          ----------  -----------  -----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $22,542,807  $8,725,483   $7,160,482  $15,614,394
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
    At value............................  $22,019,159  $8,864,031   $7,357,108  $9,998,145
  Repurchase Agreement, at value and
   cost (Note 1)........................     698,000     151,000       40,000           --
  U.S. currency.........................         385         401          554        1,008
  Foreign currencies (cost $149,503;
   $67,307; $0; $54,678; $2,510;
   $287,103; $38,246; $86,970; $7,456;
   $0; $939; $0; $0; $3,030,
   respectively)........................     149,625      67,106           --       54,617
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --           --       13,740
  Interest and interest withholding tax
   reclaims receivable..................     493,346     149,640      123,102           --
  Receivable for Fund shares sold.......       5,365          --        2,500        4,011
  Receivable for open forward foreign
   currency contracts, net (Note 1).....         893          --           --           --
  Receivable for securities sold........       1,729       1,572           --           --
  Receivable from A I M Advisors, Inc.
   (Note 2).............................      46,045      37,445       23,670       42,687
  Miscellaneous receivable..............          --          --           --           --
                                          ----------  -----------  -----------  ----------
    Total assets........................  23,414,547   9,271,195    7,546,934   10,114,208
                                          ----------  -----------  -----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --           --           --
  Payable for custodian fees............       3,454       1,690        1,768          850
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --           --           --
  Payable for fund accounting fees (Note
   2)...................................         298         151           75          350
  Payable for Fund shares repurchased
   (Note 2).............................      24,085     125,193      108,713       79,375
  Payable for investment management and
   administration fees (Note 2).........      57,310      48,083       33,958       49,024
  Payable for loan outstanding (Note
   1)...................................          --          --           --       48,000
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --       1,842           --           --
  Payable for printing and postage
   expenses.............................          --       5,803        9,583           --
  Payable for professional fees.........      17,081       9,670        6,912          752
  Payable for registration and filing
   fees.................................         782         977          965           --
  Payable for securities purchased......   1,284,969     271,820           --           --
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,278       3,018        1,932          600
  Other accrued expenses................       2,445       2,257        1,857           --
                                          ----------  -----------  -----------  ----------
    Total liabilities...................   1,392,702     470,504      165,763      178,951
                                          ----------  -----------  -----------  ----------
Net assets..............................  $22,021,845  $8,800,691   $7,381,171  $9,935,257
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Shares outstanding......................   1,777,818     738,856      609,681    1,034,282
Net asset value per share...............  $    12.39   $   11.91    $   12.11   $     9.61
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $23,656,559  $9,014,285   $6,889,727  $18,494,051
  Undistributed net investment income...     203,422       1,842       73,184      287,615
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................  (1,321,242)   (353,306)     221,634   (3,230,073)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       6,754        (678)          --          (87)
  Net unrealized appreciation
   (depreciation) of investments........    (523,648)    138,548      196,626   (5,616,249)
                                          ----------  -----------  -----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $22,021,845  $8,800,691   $7,381,171  $9,935,257
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F56

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES (cont'd)
                               December 31, 1998

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $41,290,696 $46,048,018 $6,274,420   $4,736,767  $6,474,678  $29,386,117 $10,711,330
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $53,021,849 $62,108,334 $5,148,417   $5,862,265  $5,991,559  $38,911,133 $11,077,927
  Repurchase Agreement, at value and
   cost (Note 1)........................   1,896,000   7,450,000     482,000     416,000      716,000          --          --
  U.S. currency.........................       1,344       2,432         142         983          221          15       1,994
  Foreign currencies (cost $149,503;
   $67,307; $0; $54,678; $2,510;
   $287,103; $38,246; $86,970; $7,456;
   $0; $939; $0; $0; $3,030,
   respectively)........................       2,529     284,666      37,492      86,088        7,566          --         939
  Dividends and dividend withholding tax
   reclaims receivable..................      78,715      37,867      16,732       9,080       73,510       6,905      16,075
  Interest and interest withholding tax
   reclaims receivable..................     386,293         931          60          52           90          --          --
  Receivable for Fund shares sold.......     261,179     103,482          --         330          330   2,295,522         468
  Receivable for open forward foreign
   currency contracts, net (Note 1).....       2,904          --          --          --           --          --          --
  Receivable for securities sold........       9,416      21,629          --          --       23,740          --       9,597
  Receivable from A I M Advisors, Inc.
   (Note 2).............................          --          --      84,518          --           --          --          --
  Miscellaneous receivable..............          --         582          --          --           --          --          --
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  55,660,229  70,009,923   5,769,361   6,374,798    6,813,016  41,213,575  11,107,000
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Payable for custodian fees............       1,700       5,288       9,214       1,300        1,400       2,462       5,384
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --          --           --          --          --
  Payable for fund accounting fees (Note
   2)...................................       1,335       2,600          --         175          157         804          48
  Payable for Fund shares repurchased
   (Note 2).............................       9,989     426,979       5,240      15,295       10,714     103,982      18,382
  Payable for investment management and
   administration fees (Note 2).........      46,569      53,155      70,117       3,163        2,192      22,455       2,563
  Payable for loan outstanding (Note
   1)...................................          --          --          --          --           --     227,000      42,000
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --      42,397          --          --           --          --          --
  Payable for printing and postage
   expenses.............................       9,516       1,810       6,764       5,070        6,000       4,000      11,244
  Payable for professional fees.........      10,857       4,952      18,994       8,197        9,800      11,356      11,730
  Payable for registration and filing
   fees.................................           2          --         796          --           --       1,380       1,257
  Payable for securities purchased......          --          --          --          --      371,131          --          --
  Payable for Trustees' fees and
   expenses (Note 2)....................          --         482       2,157          --          200       2,542       1,202
  Other accrued expenses................          --      12,925       4,669         217       15,822       4,562       3,165
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................      79,968     550,588     117,951      33,417      417,416     380,543      96,975
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $55,580,261 $69,459,335 $5,651,410   $6,341,381  $6,395,600  $40,833,032 $11,010,025
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,584,126   3,362,824     844,749     367,346      586,487   2,026,413   1,262,519
Net asset value per share...............  $    21.51  $    20.66  $     6.69   $   17.26   $    10.90  $    20.15  $     8.72
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $35,751,068 $46,957,472 $11,489,069  $5,388,985  $11,156,709 $32,971,320 $14,709,395
  Undistributed net investment income...     721,621          --      76,434     104,883      111,308          --     239,972
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   7,367,141   6,486,142  (4,787,285)   (277,149)  (4,389,741) (1,663,304) (4,305,840)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       9,278     (44,595)       (805)       (836)         443          --         (99)
  Net unrealized appreciation
   (depreciation) of investments........  11,731,153  16,060,316  (1,126,003)  1,125,498     (483,119)  9,525,016     366,597
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $55,580,261 $69,459,335 $5,651,410   $6,341,381  $6,395,600  $40,833,032 $11,010,025
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $25,928,330 $22,593,818  $5,545,889
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $29,615,087 $22,593,818  $5,936,516
  Repurchase Agreement, at value and
   cost (Note 1)........................   2,136,000  12,000,000   1,500,000
  U.S. currency.........................          96         488         826
  Foreign currencies (cost $149,503;
   $67,307; $0; $54,678; $2,510;
   $287,103; $38,246; $86,970; $7,456;
   $0; $939; $0; $0; $3,030,
   respectively)........................          --          --       3,089
  Dividends and dividend withholding tax
   reclaims receivable..................      37,738          --       7,467
  Interest and interest withholding tax
   reclaims receivable..................         267      43,601         188
  Receivable for Fund shares sold.......     912,029     285,901          --
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --
  Receivable for securities sold........          --          --          --
  Receivable from A I M Advisors, Inc.
   (Note 2).............................      11,804          --          --
  Miscellaneous receivable..............         173          --          --
                                          ----------  ----------  -----------
    Total assets........................  32,713,194  34,923,808   7,448,086
                                          ----------  ----------  -----------
Liabilities:
  Distribution payable (Note 1).........          --       5,739          --
  Payable for custodian fees............         429       1,499      11,120
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --      11,872
  Payable for fund accounting fees (Note
   2)...................................         653         839         155
  Payable for Fund shares repurchased
   (Note 2).............................      56,493   3,299,963      64,334
  Payable for investment management and
   administration fees (Note 2).........      28,023      20,734          --
  Payable for loan outstanding (Note
   1)...................................          --          --          --
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --
  Payable for printing and postage
   expenses.............................         162         515      10,454
  Payable for professional fees.........       4,316       4,268      22,174
  Payable for registration and filing
   fees.................................       2,385         588          --
  Payable for securities purchased......          --          --          --
  Payable for Trustees' fees and
   expenses (Note 2)....................         818         290          --
  Other accrued expenses................       3,024       1,642         626
                                          ----------  ----------  -----------
    Total liabilities...................      96,303   3,336,077     120,735
                                          ----------  ----------  -----------
Net assets..............................  $32,616,891 $31,587,731  $7,327,351
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,398,753  31,587,731     617,476
Net asset value per share...............  $    23.32  $     1.00   $   11.87
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $20,088,530 $31,587,731  $6,552,375
  Undistributed net investment income...     121,518          --      80,404
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   8,719,226          --     315,666
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         860          --     (11,721)
  Net unrealized appreciation
   (depreciation) of investments........   3,686,757          --     390,627
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $32,616,891 $31,587,731  $7,327,351
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F57

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

                                                              GT GLOBAL
                                          -------------------------------------------------
                                                        VARIABLE    VARIABLE
                                           VARIABLE      GLOBAL       U.S.       VARIABLE
                                           STRATEGIC   GOVERNMENT  GOVERNMENT      LATIN
                                            INCOME       INCOME      INCOME       AMERICA
                                             FUND         FUND        FUND         FUND
                                          -----------  ----------  ----------   -----------
Investment income:  * (Note 1)
  Dividend income.......................  $        --  $      --    $     --    $   542,574
  Interest income.......................    2,039,809    584,579     457,283          7,808
  Securities lending income.............       32,575      5,624          --         11,570
                                          -----------  ----------  ----------   -----------
    Total investment income.............    2,072,384    590,203     457,283        561,952
                                          -----------  ----------  ----------   -----------
Expenses:
  Amortization of organization costs
   (Note 1).............................          720        720         720            720
  Custodian fees (Note 1)...............       25,915     12,330       4,122         20,218
  Fund accounting fees (Note 2).........        6,780      2,376       1,917          4,156
  Interest expense (Note 1).............       39,886      5,958       4,871         22,294
  Investment management and
   administration fees (Note 2).........      186,706     65,332      55,012        167,381
  Printing and postage expenses.........       14,906     12,205      13,140         38,378
  Professional fees.....................       57,616     29,036      19,740         20,142
  Registration and filing fees..........           --         --          --            658
  Trustees' fees and expenses (Note
   2)...................................        1,460      1,460       1,460            931
  Other expenses........................        1,099      1,095         908          2,719
                                          -----------  ----------  ----------   -----------
    Total expenses before reimbursements
     and reductions.....................      335,088    130,512     101,890        277,597
                                          -----------  ----------  ----------   -----------
      Expenses reimbursed (Note 2)......      (46,045)   (37,445 )   (23,670)       (45,215)
      Expense reductions (Note 5).......           --         --          --             --
                                          -----------  ----------  ----------   -----------
    Total net expenses..................      289,043     93,067      78,220        232,382
                                          -----------  ----------  ----------   -----------
Net investment income (loss)............    1,783,341    497,136     379,063        329,570
                                          -----------  ----------  ----------   -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................   (1,359,171)   303,460     239,229     (3,213,894)
  Net realized gain (loss) on foreign
   currency transactions................      330,119    855,982          --        (41,935)
                                          -----------  ----------  ----------   -----------
    Net realized gain (loss) during the
     year...............................   (1,029,052) 1,159,442     239,229     (3,255,829)
                                          -----------  ----------  ----------   -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (308,728)  (858,412 )        --           (192)
  Net change in unrealized appreciation
   (depreciation) of investments........     (606,626)   226,091      45,216     (5,882,978)
                                          -----------  ----------  ----------   -----------
    Net unrealized appreciation
     (depreciation) during the period...     (915,354)  (632,321 )    45,216     (5,883,170)
                                          -----------  ----------  ----------   -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................   (1,944,406)   527,121     284,445     (9,138,999)
                                          -----------  ----------  ----------   -----------
Net increase (decrease) in net assets
 resulting from operations..............  $  (161,065) $1,024,257   $663,508    $(8,809,429)
                                          -----------  ----------  ----------   -----------
                                          -----------  ----------  ----------   -----------
 *Net of foreign withholding tax of:....  $        --  $      --    $     --    $    65,276
                                          -----------  ----------  ----------   -----------
                                          -----------  ----------  ----------   -----------

    The accompanying notes are an integral part of the financial statements.

                                      F58

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

                                                                              GT GLOBAL
                                          ----------------------------------------------------------------------------------
                                            VARIABLE      VARIABLE     VARIABLE                      VARIABLE
                                            GROWTH &      TELECOM-     EMERGING       VARIABLE        NATURAL     VARIABLE
                                             INCOME      MUNICATIONS    MARKETS    INFRASTRUCTURE    RESOURCES     AMERICA
                                              FUND          FUND         FUND           FUND           FUND         FUND
                                          ------------   -----------  -----------  --------------   -----------  -----------
Investment income:  * (Note 1)
  Dividend income.......................   $ 1,159,850   $  494,124   $   262,709     $162,451      $   231,004  $   102,506
  Interest income.......................       863,930      216,084        25,479       32,901           36,141       18,859
  Securities lending income.............        33,804       52,374         5,764        2,191            1,057       23,815
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total investment income.............     2,057,584      762,582       293,952      197,543          268,202      145,180
                                          ------------   -----------  -----------  --------------   -----------  -----------
Expenses:
  Amortization of organization costs
   (Note 1).............................            --        3,330            --           --               --          720
  Custodian fees (Note 1)...............        30,683       37,233        62,640       11,171           13,346        9,939
  Fund accounting fees (Note 2).........        13,856       19,128         2,661        1,801            2,994        9,574
  Interest expense (Note 1).............        23,069        7,062        16,966           --            4,560       32,363
  Investment management and
   administration fees (Note 2).........       538,287      682,113        95,192       75,448          109,635      301,555
  Printing and postage expenses.........        29,737       17,085        14,235       10,293           13,323       21,901
  Professional fees.....................        40,472       37,251        28,470       27,376           23,960       24,900
  Registration and filing fees..........            --           --            --           --               --          424
  Trustees' fees and expenses (Note
   2)...................................            --          348         1,460           --               --        2,089
  Other expenses........................        10,215          569         1,828           --              288       10,049
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total expenses before reimbursements
     and reductions.....................       686,319      804,119       223,452      126,089          168,106      413,514
                                          ------------   -----------  -----------  --------------   -----------  -----------
      Expenses reimbursed (Note 2)......            --           --       (84,518)     (31,784)         (26,493)          --
      Expense reductions (Note 5).......        (1,847)      (4,242 )        (828)        (526)          (5,815)      (4,222)
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total net expenses..................       684,472      799,877       138,106       93,779          135,798      409,292
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net investment income (loss)............     1,373,112      (37,295 )     155,846      103,764          132,404     (264,112)
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................     7,390,036    6,711,384    (4,658,345)     (15,219)      (4,340,007)  (1,560,556)
  Net realized gain (loss) on foreign
   currency transactions................      (143,260)    (167,467 )     (77,850)     (58,200)           8,585           --
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Net realized gain (loss) during the
     year...............................     7,246,776    6,543,917    (4,736,195)     (73,419)      (4,331,422)  (1,560,556)
                                          ------------   -----------  -----------  --------------   -----------  -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        23,022     (236,656 )       5,583          960             (125)          --
  Net change in unrealized appreciation
   (depreciation) of investments........       988,999    7,115,506       553,200      459,712         (369,811)   4,630,498
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Net unrealized appreciation
     (depreciation) during the period...     1,012,021    6,878,850       558,783      460,672         (369,936)   4,630,498
                                          ------------   -----------  -----------  --------------   -----------  -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................     8,258,797   13,422,767    (4,177,412)     387,253       (4,701,358)   3,069,942
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net increase (decrease) in net assets
 resulting from operations..............   $ 9,631,909   $13,385,472  $(4,021,566)    $491,017      $(4,568,954) $ 2,805,830
                                          ------------   -----------  -----------  --------------   -----------  -----------
                                          ------------   -----------  -----------  --------------   -----------  -----------
 *Net of foreign withholding tax of:....   $    99,105   $   47,128   $    14,668     $ 14,982      $    17,802  $       518
                                          ------------   -----------  -----------  --------------   -----------  -----------
                                          ------------   -----------  -----------  --------------   -----------  -----------


                                           VARIABLE
                                              NEW       VARIABLE     MONEY       VARIABLE
                                            PACIFIC      EUROPE      MARKET    INTERNATIONAL
                                             FUND         FUND        FUND         FUND
                                          -----------  ----------  ----------  -------------
Investment income:  * (Note 1)
  Dividend income.......................  $   346,496  $  578,504  $       --    $126,338
  Interest income.......................      100,665      74,905   1,739,586      63,670
  Securities lending income.............       23,633      38,173          --       5,867
                                          -----------  ----------  ----------  -------------
    Total investment income.............      470,794     691,582   1,739,586     195,875
                                          -----------  ----------  ----------  -------------
Expenses:
  Amortization of organization costs
   (Note 1).............................          720         720         720          --
  Custodian fees (Note 1)...............       26,067      42,370      10,585      19,100
  Fund accounting fees (Note 2).........        2,857       9,969       8,812       1,897
  Interest expense (Note 1).............        2,315     118,069          --       6,583
  Investment management and
   administration fees (Note 2).........      130,473     362,517     160,063      67,875
  Printing and postage expenses.........       39,857      15,390      16,965       9,273
  Professional fees.....................       26,745      30,345      32,970      18,682
  Registration and filing fees..........          486         730          --          --
  Trustees' fees and expenses (Note
   2)...................................        2,015       1,825       1,460         167
  Other expenses........................          584       1,094       1,826         631
                                          -----------  ----------  ----------  -------------
    Total expenses before reimbursements
     and reductions.....................      232,119     583,029     233,401     124,208
                                          -----------  ----------  ----------  -------------
      Expenses reimbursed (Note 2)......      (64,785)    (11,804)         --     (32,657)
      Expense reductions (Note 5).......       (4,911)     (1,171)         --        (272)
                                          -----------  ----------  ----------  -------------
    Total net expenses..................      162,423     570,054     233,401      91,279
                                          -----------  ----------  ----------  -------------
Net investment income (loss)............      308,371     121,528   1,506,185     104,596
                                          -----------  ----------  ----------  -------------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................   (3,788,318)  8,701,423          --     337,397
  Net realized gain (loss) on foreign
   currency transactions................      181,208      20,217          --      19,282
                                          -----------  ----------  ----------  -------------
    Net realized gain (loss) during the
     year...............................   (3,607,110)  8,721,640          --     356,679
                                          -----------  ----------  ----------  -------------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (105,425)      3,427          --     (47,735)
  Net change in unrealized appreciation
   (depreciation) of investments........    2,848,653    (865,332)         --     137,293
                                          -----------  ----------  ----------  -------------
    Net unrealized appreciation
     (depreciation) during the period...    2,743,228    (861,905)         --      89,558
                                          -----------  ----------  ----------  -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................     (863,882)  7,859,735          --     446,237
                                          -----------  ----------  ----------  -------------
Net increase (decrease) in net assets
 resulting from operations..............  $  (555,511) $7,981,263  $1,506,185    $550,833
                                          -----------  ----------  ----------  -------------
                                          -----------  ----------  ----------  -------------
 *Net of foreign withholding tax of:....  $     9,235  $   72,293  $       --    $ 11,991
                                          -----------  ----------  ----------  -------------
                                          -----------  ----------  ----------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F59

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1998

--------------------------------------------------------------------------------

                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE       VARIABLE
                                            VARIABLE        GLOBAL          U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT     GOVERNMENT       LATIN
                                             INCOME         INCOME         INCOME        AMERICA
                                              FUND           FUND           FUND          FUND
                                          -------------  -------------  -------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,783,341  $     497,136  $     379,063  $   329,570
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     (1,029,052)     1,159,442        239,229   (3,255,829)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       (308,728)      (858,412)            --         (192)
  Net change in unrealized appreciation
   (depreciation) of investments........       (606,626)       226,091         45,216   (5,882,978)
                                          -------------  -------------  -------------  -----------
    Net increase (decrease) in net
     assets resulting from operations...       (161,065)     1,024,257        663,508   (8,809,429)
                                          -------------  -------------  -------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,758,665)      (463,518)      (375,646)    (304,832)
  From net realized gain on
   investments..........................             --             --           (107)    (147,131)
  In excess of net investment income....             --        (12,065)            --           --
                                          -------------  -------------  -------------  -----------
    Total distributions.................     (1,758,665)      (475,583)      (375,753)    (451,963)
                                          -------------  -------------  -------------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     25,526,105     20,698,834     14,866,467   18,570,157
  Decrease from capital shares
   repurchased..........................    (30,081,222)   (20,697,844)   (15,145,687) (28,159,725)
                                          -------------  -------------  -------------  -----------
    Net increase (decrease) from capital
     share transactions.................     (4,555,117)           990       (279,220)  (9,589,568)
                                          -------------  -------------  -------------  -----------
Total increase (decrease) in net
 assets.................................     (6,474,847)       549,664          8,535  (18,850,960)
Net assets:
  Beginning of year.....................     28,496,692      8,251,027      7,372,636   28,786,217
                                          -------------  -------------  -------------  -----------
  End of year *.........................  $  22,021,845  $   8,800,691  $   7,381,171  $ 9,935,257
                                          -------------  -------------  -------------  -----------
                                          -------------  -------------  -------------  -----------
   *Includes undistributed net
   investment income of:................  $     203,422  $       1,842  $      73,184  $   287,615
                                          -------------  -------------  -------------  -----------
                                          -------------  -------------  -------------  -----------

                                                    For the year ended December 31, 1997
                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,156,400  $    591,394  $   312,388   $     404,383
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,618,244      (738,174)      (1,476 )     3,569,822
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        271,762       803,351       (2,603 )         2,156
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,968,623)     (292,630)     153,207        (244,181)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      2,077,783       363,941      461,516       3,732,180
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (2,041,389)     (616,309)    (262,504 )            --
  From net realized gain on
   investments..........................             --            --      (42,460 )            --
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (2,041,389)     (616,309)    (304,964 )            --
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     37,352,357     4,845,991    6,057,200      50,446,691
  Decrease from capital shares
   repurchased..........................    (40,609,980)   (6,739,965)  (4,324,042 )   (48,320,307)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (3,257,623)   (1,893,974)   1,733,158       2,126,384
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................     (3,221,229)   (2,146,342)   1,889,710       5,858,564
Net assets:
  Beginning of year.....................     31,717,921    10,397,369    5,482,926      22,927,653
                                          -------------  ------------  ------------  -------------
  End of year * *.......................  $  28,496,692  $  8,251,027  $ 7,372,636   $  28,786,217
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   * *Includes undistributed net
   investment income of:................  $     397,677  $     98,996  $    70,621   $     304,812
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      For the year ended December 31, 1998

--------------------------------------------------------------------------------

                                                                                GT GLOBAL
                                          -------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE      VARIABLE                    VARIABLE
                                            GROWTH &       TELECOM-      EMERGING      VARIABLE       NATURAL       VARIABLE
                                             INCOME      MUNICATIONS     MARKETS     INFRASTRUCTURE   RESOURCES      AMERICA
                                              FUND           FUND          FUND          FUND          FUND           FUND
                                          -------------  ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,373,112  $    (37,295) $    155,846  $   103,764   $     132,404  $    (264,112)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      7,246,776     6,543,917    (4,736,195)     (73,419 )    (4,331,422)    (1,560,556)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         23,022      (236,656)        5,583          960            (125)            --
  Net change in unrealized appreciation
   (depreciation) of investments........        988,999     7,115,506       553,200      459,712        (369,811)     4,630,498
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      9,631,909    13,385,472    (4,021,566)     491,017      (4,568,954)     2,805,830
                                          -------------  ------------  ------------  ------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,163,351)           --        (4,648)     (76,384 )            --             --
  From net realized gain on
   investments..........................       (689,824)   (5,760,403)     (832,035)          --      (1,999,188)    (6,036,407)
  In excess of net investment income....             --            --            --           --              --             --
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Total distributions.................     (1,853,175)   (5,760,403)     (836,683)     (76,384 )    (1,999,188)    (6,036,407)
                                          -------------  ------------  ------------  ------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     82,103,169    55,176,617    35,674,006    1,873,104      18,226,922     70,317,597
  Decrease from capital shares
   repurchased..........................    (84,657,906)  (61,528,494)  (41,673,104)  (4,691,541 )   (21,972,187)   (70,230,812)
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (2,554,737)   (6,351,877)   (5,999,098)  (2,818,437 )    (3,745,265)        86,785
                                          -------------  ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in net
 assets.................................      5,223,997     1,273,192   (10,857,347)  (2,403,804 )   (10,313,407)    (3,143,792)
Net assets:
  Beginning of year.....................     50,356,264    68,186,143    16,508,757    8,745,185      16,709,007     43,976,824
                                          -------------  ------------  ------------  ------------  -------------  -------------
  End of year...........................  $  55,580,261  $ 69,459,335  $  5,651,410  $ 6,341,381   $   6,395,600  $  40,833,032
                                          -------------  ------------  ------------  ------------  -------------  -------------
                                          -------------  ------------  ------------  ------------  -------------  -------------
   *Includes undistributed net
   investment income of:................  $     721,627  $         --  $     76,434  $   104,883   $     111,308  $          --
                                          -------------  ------------  ------------  ------------  -------------  -------------
                                          -------------  ------------  ------------  ------------  -------------  -------------


                                             VARIABLE
                                               NEW           VARIABLE         MONEY        VARIABLE
                                             PACIFIC          EUROPE          MARKET      INTERNATIONAL
                                               FUND            FUND            FUND          FUND
                                          --------------  --------------  --------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $      308,371  $      121,528  $    1,506,185  $  104,596
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      (3,607,110)      8,721,640              --     356,679
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (105,425)          3,427              --     (47,735 )
  Net change in unrealized appreciation
   (depreciation) of investments........       2,848,653        (865,332)             --     137,293
                                          --------------  --------------  --------------  -----------
    Net increase (decrease) in net
     assets resulting from operations...        (555,511)      7,981,263       1,506,185     550,833
                                          --------------  --------------  --------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............        (351,881)        (60,959)     (1,506,185)    (56,951 )
  From net realized gain on
   investments..........................              --      (3,918,823)             --    (471,250 )
  In excess of net investment income....              --              --              --          --
                                          --------------  --------------  --------------  -----------
    Total distributions.................        (351,881)     (3,979,782)     (1,506,185)   (528,201 )
                                          --------------  --------------  --------------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     174,054,677     354,305,731     727,175,801  79,400,263
  Decrease from capital shares
   repurchased..........................    (178,627,344)   (353,100,071)   (722,552,277) (78,024,723)
                                          --------------  --------------  --------------  -----------
    Net increase (decrease) from capital
     share transactions.................      (4,572,667)      1,205,660       4,623,524   1,375,540
                                          --------------  --------------  --------------  -----------
Total increase (decrease) in net
 assets.................................      (5,480,059)      5,207,141       4,623,524   1,398,172
Net assets:
  Beginning of year.....................      16,490,084      27,409,750      26,964,207   5,929,179
                                          --------------  --------------  --------------  -----------
  End of year...........................  $   11,010,025  $   32,616,891  $   31,587,731  $7,327,351
                                          --------------  --------------  --------------  -----------
                                          --------------  --------------  --------------  -----------
   *Includes undistributed net
   investment income of:................  $      239,972  $      121,518  $           --      80,404
                                          --------------  --------------  --------------  -----------
                                          --------------  --------------  --------------  -----------

                                                         For the year ended December 31, 1997
                                                                       GT GLOBAL
                                ---------------------------------------------------------------------------------------
                                  VARIABLE       VARIABLE       VARIABLE                     VARIABLE
                                  GROWTH &       TELECOM-       EMERGING       VARIABLE       NATURAL       VARIABLE
                                   INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE   RESOURCES      AMERICA
                                    FUND           FUND           FUND           FUND          FUND           FUND
                                -------------  -------------  -------------  ------------  -------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $   1,205,645  $     (68,334) $     221,606  $    83,258   $     (29,831) $    (142,918)
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      1,630,452      5,806,561        492,304     (206,416 )     2,034,294      6,277,204
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................        (54,835)       167,417         (9,023)      (1,800 )         2,250             --
  Net change in unrealized
   appreciation (depreciation)
   of investments.............      3,876,889      2,996,284     (2,699,474)     442,473      (1,935,169)      (372,530)
                                -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............      6,658,151      8,901,928     (1,994,587)     317,515          71,544      5,761,756
                                -------------  -------------  -------------  ------------  -------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................     (1,300,804)            --        (84,900)     (47,833 )            --       (196,399)
  From net realized gain on
   investments................        (90,528)    (7,777,355)    (1,283,734)    (431,226 )      (762,160)    (1,554,377)
                                -------------  -------------  -------------  ------------  -------------  -------------
    Total distributions.......     (1,391,332)    (7,777,355)    (1,368,634)    (479,059 )      (762,160)    (1,750,776)
                                -------------  -------------  -------------  ------------  -------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     80,082,075     53,743,901     65,386,565    6,628,609      42,957,139     51,554,136
  Decrease from capital shares
   repurchased................    (71,425,393)   (49,940,160)   (63,118,511)  (3,775,850 )   (41,865,469)   (53,234,901)
                                -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      8,656,682      3,803,741      2,268,054    2,852,759       1,091,670     (1,680,765)
                                -------------  -------------  -------------  ------------  -------------  -------------
Total increase (decrease) in
 net assets...................     13,923,501      4,928,314     (1,095,167)   2,691,215         401,054      2,330,215
Net assets:
  Beginning of year...........     36,432,763     63,257,829     17,603,924    6,053,970      16,307,953     41,646,609
                                -------------  -------------  -------------  ------------  -------------  -------------
  End of year * *.............  $  50,356,264  $  68,186,143  $  16,508,757  $ 8,745,185   $  16,709,007  $  43,976,824
                                -------------  -------------  -------------  ------------  -------------  -------------
                                -------------  -------------  -------------  ------------  -------------  -------------
   * *Includes undistributed
   net investment income
   of:........................  $     643,714  $          --  $     168,757  $    77,503   $          --  $          --
                                -------------  -------------  -------------  ------------  -------------  -------------
                                -------------  -------------  -------------  ------------  -------------  -------------


                                   VARIABLE
                                     NEW           VARIABLE         MONEY         VARIABLE
                                   PACIFIC          EUROPE          MARKET      INTERNATIONAL
                                     FUND            FUND            FUND           FUND
                                --------------  --------------  --------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $      415,628  $       62,782  $    1,033,856  $      69,499
  Net realized gain (loss) on
   investments and foreign
   currency transactions......        (100,720)      4,084,568              --        501,515
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         105,422          (4,948)             --         19,339
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     (10,613,599)        417,896              --        (52,826)
                                --------------  --------------  --------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............     (10,193,269)      4,560,298       1,033,856        537,527
                                --------------  --------------  --------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................        (178,145)        (69,048)     (1,033,856)        (7,912)
  From net realized gain on
   investments................        (128,263)     (2,404,127)             --             --
                                --------------  --------------  --------------  -------------
    Total distributions.......        (306,408)     (2,473,175)     (1,033,856)        (7,912)
                                --------------  --------------  --------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     181,437,283     147,172,457     524,518,140     35,266,039
  Decrease from capital shares
   repurchased................    (187,117,722)   (146,386,879)   (517,347,993)   (34,648,323)
                                --------------  --------------  --------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      (5,680,439)        785,578       7,170,147        617,716
                                --------------  --------------  --------------  -------------
Total increase (decrease) in
 net assets...................     (16,180,116)      2,872,701       7,170,147      1,147,331
Net assets:
  Beginning of year...........      32,670,200      24,537,049      19,794,060      4,781,848
                                --------------  --------------  --------------  -------------
  End of year * *.............  $   16,490,084  $   27,409,750  $   26,964,207  $   5,929,179
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------
   * *Includes undistributed
   net investment income
   of:........................  $      351,912  $       60,949  $           --  $      56,757
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   GT GLOBAL
                                          ------------------------------------------------------------
                                                         VARIABLE STRATEGIC INCOME FUND
                                          ------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                            1998         1997         1996         1995         1994
                                          --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 13.39      $ 13.38      $ 11.86      $ 10.82      $ 14.57
                                          --------     --------     --------     --------     --------
  Net investment income (loss)..........     0.97(a)      1.00(b)      0.95(c)      1.07(d)      1.71(e)
  Net realized and unrealized gain
   (loss) on investments................    (1.05)       (0.07)        1.50         0.93        (4.17)
                                          --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................    (0.08)        0.93         2.45         2.00        (2.46)
                                          --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............    (0.92)       (0.92)       (0.85)       (0.96)       (0.79)
  From net realized gain on
   investments..........................       --           --        (0.08)          --        (0.45)
  In excess of net investment income....       --           --           --           --           --
  In excess of net realized gain on
   investments..........................       --           --           --           --           --
  Return of capital.....................       --           --           --           --        (0.05)
                                          --------     --------     --------     --------     --------
    Total distributions.................    (0.92)       (0.92)       (0.93)       (0.96)       (1.29)
                                          --------     --------     --------     --------     --------
Net asset value, end of period..........  $ 12.39      $ 13.39      $ 13.38      $ 11.86      $ 10.82
                                          --------     --------     --------     --------     --------
                                          --------     --------     --------     --------     --------
Total investment return  (f)............    (0.61)%       7.14%       21.58%       19.50%      (17.09)%
                                          --------     --------     --------     --------     --------
                                          --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $22,022      $28,497      $31,718      $25,345      $23,367
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............     7.16%        7.20%        7.74%        9.59%        7.58%
  Without reimbursement and/or expense
   reductions...........................     6.97%        7.03%        7.59%        9.35%        7.43%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............     1.00%        0.90%        0.99%        1.00%        1.00%
  Without reimbursement and/or expense
   reductions...........................     1.19%        1.07%        1.14%        1.24%        1.15%
Ratio of interest expense to average net
 assets.................................     0.16%          --%          --%          --%          --%
Portfolio turnover......................      282%         185%         210%         193%         313%

--------------------------------------------------------------------------------


                                                                                                GT GLOBAL
                                                                      --------------------------------------------------------------
                                                                                       VARIABLE LATIN AMERICA FUND
                                                                      --------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------------
                                                                        1998         1997         1996         1995          1994
                                                                      --------     --------     --------     --------     ----------
Per Share Operating Performance:
Net asset value, beginning of period................................  $ 16.95      $ 14.80      $ 12.42      $ 19.17      $ 17.68
                                                                      --------     --------     --------     --------     ----------
  Net investment income (loss)......................................     0.39(a)      0.24(b)      0.27(c)      0.51(d)      0.11(e)
  Net realized and unrealized gain (loss) on investments............    (7.36)        1.91         2.49        (5.10)        1.49
                                                                      --------     --------     --------     --------     ----------
    Net increase (decrease) resulting from operations...............    (6.97)        2.15         2.76        (4.59)        1.60
                                                                      --------     --------     --------     --------     ----------
Distributions to shareholders:
  From net investment income........................................    (0.25)          --        (0.37)       (0.16)       (0.04)
  From net realized gain on investments.............................    (0.12)          --           --        (2.00)       (0.07)
  In excess of net investment income................................       --           --        (0.01)          --           --
                                                                      --------     --------     --------     --------     ----------
    Total distributions.............................................    (0.37)          --        (0.38)       (2.16)       (0.11)
                                                                      --------     --------     --------     --------     ----------
Net asset value, end of period......................................  $  9.61      $ 16.95      $ 14.80      $ 12.42      $ 19.17
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Total investment return  (f)........................................   (41.71)%      14.53%       22.48%      (24.14)%       9.14%
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Ratios and supplemental data:
Net assets, end of period (in 000's)................................  $ 9,935      $28,786      $22,928      $19,771      $26,631
Ratio of net investment income (loss) to average net assets:
  With reimbursement and/or expense reductions (Notes 2 & 5)........     1.97%        1.36%        1.94%        4.43%        0.82%
  Without reimbursement and/or expense reductions...................     1.70%        1.21%        1.69%        3.92%        0.49%
Ratio of expenses to average net assets excluding interest expense:
  With reimbursement and/or expense reductions (Notes 2 & 5)........     1.25%        1.25%        1.17%        1.18%        1.25%
  Without reimbursement and/or expense reductions...................     1.52%        1.40%        1.42%        1.69%        1.58%
Ratio of interest expense to average net assets.....................     0.14%          --%          --%          --%          --%
Portfolio turnover..................................................       43%         141%         102%         140%         185%

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.05 for the Variable Global Government Income Fund, $0.04 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund and $0.01 for the Variable Telecommunications Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.01 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.06 for Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.00 for the Variable Growth & Income Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                  GT GLOBAL
                                           --------------------------------------------------------
                                                    VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                           --------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           --------    --------    --------    --------    --------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 11.17     $ 11.43     $ 11.51     $ 10.63     $ 12.53
                                           --------    --------    --------    --------    --------
  Net investment income (loss)..........      0.67(a)     0.82(b)     0.72(c)     0.79(d)     0.77(e)
  Net realized and unrealized gain
   (loss) on investments................      0.71       (0.34)      (0.06)       0.84       (1.85)
                                           --------    --------    --------    --------    --------
    Net increase (decrease) resulting
     from operations....................      1.38        0.48        0.66        1.63       (1.08)
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income............     (0.62)      (0.74)      (0.74)      (0.75)      (0.73)
  From net realized gain on
   investments..........................        --          --          --          --          --
  In excess of net investment income....     (0.02)         --          --          --          --
  In excess of net realized gain on
   investments..........................        --          --          --          --          --
  Return of capital.....................        --          --          --          --       (0.09)
                                           --------    --------    --------    --------    --------
    Total distributions.................     (0.64)      (0.74)      (0.74)      (0.75)      (0.82)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $ 11.91     $ 11.17     $ 11.43     $ 11.51     $ 10.63
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Total investment return  (f)............     12.69%       4.37%       6.17%      15.85%      (8.70)%
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 8,801     $ 8,251     $10,397     $11,944     $ 9,654
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      5.71%       6.33%       6.32%       7.03%       6.89%
  Without reimbursement and/or expense
   reductions...........................      5.28%       5.74%       5.80%       6.37%       6.21%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      1.00%       0.95%       0.95%       1.00%       1.00%
  Without reimbursement and/or expense
   reductions...........................      1.43%       1.54%       1.47%       1.66%       1.68%
Ratio of interest expense to average net
 assets.................................      0.07%         --%         --%         --%         --%
Portfolio turnover......................       224%        235%        235%        394%        350%

                                                                  GT GLOBAL
                                           --------------------------------------------------------

                                                     VARIABLE U.S. GOVERNMENT INCOME FUND
                                           --------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           --------    --------    --------    --------    --------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 11.70     $ 11.41     $ 11.74     $ 10.79     $ 12.23
                                           --------    --------    --------    --------    --------
  Net investment income (loss)..........      0.63(a)     0.63(b)     0.60(c)     0.62(d)     0.63(e)
  Net realized and unrealized gain
   (loss) on investments................      0.40        0.29       (0.35)       0.93       (1.39)
                                           --------    --------    --------    --------    --------
    Net increase (decrease) resulting
     from operations....................      1.03        0.92        0.25        1.55       (0.76)
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income............     (0.62)      (0.54)      (0.58)      (0.60)      (0.62)
  From net realized gain on
   investments..........................        --       (0.09)         --          --       (0.06)
  In excess of net investment income....        --          --          --          --          --
  In excess of net realized gain on
   investments..........................        --          --          --          --          --
  Return of capital.....................        --          --          --          --          --
                                           --------    --------    --------    --------    --------
    Total distributions.................     (0.62)      (0.63)      (0.58)      (0.60)      (0.68)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $ 12.11     $ 11.70     $ 11.41     $ 11.74     $ 10.79
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Total investment return  (f)............      9.06%       8.30%       2.23%      14.73%      (6.27)%
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 7,381     $ 7,373     $ 5,483     $ 5,992     $ 2,415
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      5.17%       5.54%       5.24%       5.43%       5.53%
  Without reimbursement and/or expense
   reductions...........................      4.85%       4.92%       4.49%       3.87%       1.29%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      1.00%       1.00%       1.00%       1.00%       0.38%
  Without reimbursement and/or expense
   reductions...........................      1.32%       1.62%       1.75%       2.56%       4.63%
Ratio of interest expense to average net
 assets.................................      0.07%         --%         --%         --%         --%
Portfolio turnover......................       231%        143%         49%        186%         34%

--------------------------------------------------------------------------------

                                                                     GT GLOBAL
                                            ------------------------------------------------------------
                                                           VARIABLE GROWTH & INCOME FUND
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 18.60      $ 16.51      $ 14.57      $ 12.99      $ 13.77
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........       0.53(a)      0.41(b)      0.53(c)      0.52(d)      0.46(e)
  Net realized and unrealized gain
   (loss) on investments................       3.08         2.23         1.81         1.46        (0.85)
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................       3.61         2.64         2.34         1.98        (0.39)
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............      (0.44)       (0.51)       (0.35)       (0.40)       (0.39)
  From net realized gain on
   investments..........................      (0.26)       (0.04)       (0.05)          --           --
  In excess of net investment income....         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (0.70)       (0.55)       (0.40)       (0.40)       (0.39)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $ 21.51      $ 18.60      $ 16.51      $ 14.57      $ 12.99
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............      19.60%       16.22%       16.33%       15.49%       (2.85)%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $55,580      $50,356      $36,433      $30,565      $25,580
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       2.53%        2.86%        3.58%        3.87%        3.69%
  Without reimbursement and/or expense
   reductions...........................       2.53%        2.72%        3.48%        3.66%        3.45%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.22%        1.13%        1.20%        1.23%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.22%        1.27%        1.30%        1.44%        1.49%
Ratio of interest expense to average net
 assets.................................       0.04%          --%          --%          --%          --%
Portfolio turnover......................         72%          60%          57%          73%          53%

                                                                     GT GLOBAL
                                            ------------------------------------------------------------

                                                          VARIABLE TELECOMMUNICATIONS FUND
                                            ------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 18.40      $ 18.14      $ 16.87      $ 13.98      $ 13.07
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........      (0.01) (a)   (0.02)       (0.05)        0.02(d)      0.01(e)
  Net realized and unrealized gain
   (loss) on investments................       3.99         2.59         3.31         3.26         0.92
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................       3.98         2.57         3.26         3.28         0.93
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............         --           --        (0.02)       (0.03)       (0.02)
  From net realized gain on
   investments..........................      (1.72)       (2.31)       (1.97)       (0.36)          --
  In excess of net investment income....         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (1.72)       (2.31)       (1.99)       (0.39)       (0.02)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $ 20.66      $ 18.40      $ 18.14      $ 16.87      $ 13.98
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............      22.11%       14.56%       19.34%       23.66%        7.15%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $69,459      $68,186      $63,258      $50,778      $36,029
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      (0.04)%      (0.10)%      (0.26)%       0.16%        0.31%
  Without reimbursement and/or expense
   reductions...........................      (0.05)%      (0.15)%      (0.31)%       0.10%        0.07%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.16%        1.11%        1.12%        1.20%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.17%        1.16%        1.17%        1.26%        1.49%
Ratio of interest expense to average net
 assets.................................       0.01%          --%          --%          --%          --%
Portfolio turnover......................         73%          91%          77%          70%          81%

------------------------

 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.

    The accompanying notes are an integral part of the financial statements.

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                              GT GLOBAL
                                                                  ------------------------------------------------------------------
                                                                                    VARIABLE EMERGING MARKETS FUND
                                                                  ------------------------------------------------------------------
                                                                                                                      JULY 5, 1994
                                                                                                                    (COMMENCEMENT OF
                                                                             YEAR ENDED DECEMBER 31,                 OPERATIONS) TO
                                                                  ---------------------------------------------       DECEMBER 31,
                                                                   1998         1997         1996        1995             1994
                                                                  -------     --------     --------     -------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period............................  $11.57      $ 14.26      $ 10.88      $11.89          $12.00
                                                                  -------     --------     --------     -------       --------
  Net investment income (loss)..................................    0.27(a)      0.15(b)      0.11(c)     0.14(d)         0.07(e)
  Net realized and unrealized gain (loss) on investments........   (4.34)       (1.89)        3.27       (1.04)          (0.05)
                                                                  -------     --------     --------     -------       --------
    Net increase (decrease) resulting from operations...........   (4.07)       (1.74)        3.38       (0.90)           0.02
                                                                  -------     --------     --------     -------       --------
Distributions to shareholders:
  From net investment income....................................      --        (0.06)          --       (0.09)          (0.07)
  From net realized gain on investments.........................   (0.81)       (0.89)          --          --              --
  In excess of net investment income............................      --           --           --          --              --
  In excess of net realized gain on investments.................      --           --           --          --           (0.06)
  Return of capital.............................................      --           --           --       (0.02)             --
                                                                  -------     --------     --------     -------       --------
    Total distributions.........................................   (0.81)       (0.95)          --       (0.11)          (0.13)
                                                                  -------     --------     --------     -------       --------
Net asset value, end of period..................................  $ 6.69      $ 11.57      $ 14.26      $10.88          $11.89
                                                                  -------     --------     --------     -------       --------
                                                                  -------     --------     --------     -------       --------
Total investment return  (f) +..................................  (36.90)%     (13.76)%      31.07%      (7.54)%          0.12%
                                                                  -------     --------     --------     -------       --------
                                                                  -------     --------     --------     -------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)............................  $5,651      $16,509      $17,604      $8,983          $7,267
Ratio of net investment income (loss) to average net assets:
  With reimbursement and/or expense reductions (Notes 2 &
   5)++.........................................................    1.61%        1.05%        0.89%       1.55%           4.10%
  Without reimbursement and/or expense reductions++.............    0.72%        0.78%        0.39%       0.51%          (0.20)%
Ratio of expenses to average net assets excluding interest
 expense:
  With reimbursement and/or expense reductions (Notes 2 &
   5)++.........................................................    1.23%        1.22%        1.18%       1.18%           0.00%
  Without reimbursement and/or expense reductions++.............    2.12%        1.49%        1.68%       2.22%           4.30%
Ratio of interest expense to average net assets.................    0.17%          --%          --%         --%             --%
Portfolio turnover++............................................     110%         212%         216%        210%            117%

--------------------------------------------------------------------------------


                                                                                                GT GLOBAL
                                                                      --------------------------------------------------------------
                                                                                          VARIABLE AMERICA FUND
                                                                      --------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------------
                                                                        1998         1997         1996         1995          1994
                                                                      --------     --------     --------     --------     ----------
Per Share Operating Performance:
Net asset value, beginning of period................................  $ 21.68      $ 19.71      $ 19.46      $ 15.81      $ 13.75
                                                                      --------     --------     --------     --------     ----------
  Net investment income (loss)......................................    (0.13)       (0.07)        0.12(c)      0.21(d)      0.48(e)
  Net realized and unrealized gain (loss) on investments............     1.80         2.88         3.18         3.80         2.08
                                                                      --------     --------     --------     --------     ----------
    Net increase (decrease) resulting from operations...............     1.67         2.81         3.30         4.01         2.56
                                                                      --------     --------     --------     --------     ----------
Distributions to shareholders:
  From net investment income........................................       --        (0.09)       (0.30)       (0.07)       (0.50)
  From net realized gain on investments.............................    (3.20)       (0.75)       (2.75)       (0.29)          --
  In excess of net investment income................................       --           --           --           --           --
  In excess of net realized gain on investments.....................       --           --           --           --           --
  Return of capital.................................................       --           --           --           --           --
                                                                      --------     --------     --------     --------     ----------
    Total distributions.............................................    (3.20)       (0.84)       (3.05)       (0.36)       (0.50)
                                                                      --------     --------     --------     --------     ----------
Net asset value, end of period......................................  $ 20.15      $ 21.68      $ 19.71      $ 19.46      $ 15.81
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Total investment return  (f)........................................     8.09%       14.88%       18.55%       25.37%       18.88%
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Ratios and supplemental data:
Net assets, end of period (in 000's)................................  $40,833      $43,977      $41,647      $37,643      $15,257
Ratio of net investment income (loss) to average net assets:
  With reimbursement and/or expense reductions (Notes 2 & 5)........    (0.59)%      (0.35)%       0.52%        1.66%        1.83%
  Without reimbursement and/or expense reductions...................    (0.59)%      (0.42)%       0.46%        1.60%        0.76%
Ratio of expenses to average net assets excluding interest expense:
  With reimbursement and/or expense reductions (Notes 2 & 5)........     0.95%        0.91%        0.95%        1.00%        0.98%
  Without reimbursement and/or expense reductions...................     0.95%        0.98%        1.01%        1.06%        2.05%
Ratio of interest expense to average net assets.....................     0.08%          --%          --%          --%          --%
Portfolio turnover..................................................      181%         210%         248%          79%         139%

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.08 for the Variable Emerging Markets Fund, $0.09 for the Variable Infrastructure Fund, $0.04 for the Variable Natural Resources Fund, $0.05 for the Variable New Pacific Fund and $0.01 for the Variable Europe Fund (Note
     2).
 (b) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Emerging Markets Fund, $0.04 for the Variable Infrastructure Fund, $0.03 for the Variable Natural Resources Fund, $0.02 for the Variable New Pacific Fund, and $0.02 for the Variable Europe Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.00 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.08 for the Variable Europe Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                   GT GLOBAL
                                            -------------------------------------------------------
                                                         VARIABLE INFRASTRUCTURE FUND
                                            -------------------------------------------------------
                                                                                   JANUARY 31, 1995
                                                        YEAR ENDED                 (COMMENCEMENT OF
                                                       DECEMBER 31,                 OPERATIONS) TO
                                            ----------------------------------       DECEMBER 31,
                                              1998         1997         1996             1995
                                            --------     --------     --------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 16.35      $ 16.47      $ 13.27          $12.00
                                            --------     --------     --------       --------
  Net investment income (loss)..........       0.31(a)      0.12(b)      0.11(c)         0.07(d)
  Net realized and unrealized gain
   (loss) on investments................       0.77         0.74         3.19            1.20
                                            --------     --------     --------       --------
    Net increase (decrease) resulting
     from operations....................       1.08         0.86         3.30            1.27
                                            --------     --------     --------       --------
Distributions to shareholders:
  From net investment income............      (0.17)       (0.10)       (0.03)             --
  From net realized gain on
   investments..........................         --        (0.88)       (0.07)             --
  In excess of net investment income....         --           --           --              --
  In excess of net realized gain on
   investments..........................         --           --           --              --
  Return of capital.....................         --           --           --              --
                                            --------     --------     --------       --------
    Total distributions.................      (0.17)       (0.98)       (0.10)             --
                                            --------     --------     --------       --------
Net asset value, end of period..........    $ 17.26      $ 16.35      $ 16.47          $13.27
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Total investment return  (f)............       6.58%        5.00%       24.88%          10.58%
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 6,341      $ 8,745      $ 6,054          $1,594
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.37%        0.99%        1.35%           1.24%
  Without reimbursement and/or expense
   reductions...........................       0.94%        0.68%        0.03%          (6.11)%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.25%        1.18%        1.21%           1.22%
  Without reimbursement and/or expense
   reductions...........................       1.68%        1.49%        2.53%           8.57%
Ratio of interest expense to average net
 assets.................................         --%          --%          --%             --%
Portfolio turnover......................        110%          46%          76%             38%

                                                                   GT GLOBAL
                                            -------------------------------------------------------

                                                        VARIABLE NATURAL RESOURCES FUND
                                            -------------------------------------------------------
                                                                                   JANUARY 31, 1995
                                                        YEAR ENDED                 (COMMENCEMENT OF
                                                       DECEMBER 31,                 OPERATIONS) TO
                                            ----------------------------------       DECEMBER 31,
                                              1998         1997         1996             1995
                                            --------     --------     --------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 20.20      $ 20.98      $ 13.88          $12.00
                                            --------     --------     --------       --------
  Net investment income (loss)..........       0.23(a)     (0.03) (b)   (0.06) (c)       0.73(d)
  Net realized and unrealized gain
   (loss) on investments................      (6.38)        0.18         7.16            1.91
                                            --------     --------     --------       --------
    Net increase (decrease) resulting
     from operations....................      (6.15)        0.15         7.10            2.64
                                            --------     --------     --------       --------
Distributions to shareholders:
  From net investment income............         --           --           --           (0.71)
  From net realized gain on
   investments..........................      (3.15)       (0.93)          --              --
  In excess of net investment income....         --           --           --              --
  In excess of net realized gain on
   investments..........................         --           --           --           (0.05)
  Return of capital.....................         --           --           --              --
                                            --------     --------     --------       --------
    Total distributions.................      (3.15)       (0.93)          --           (0.76)
                                            --------     --------     --------       --------
Net asset value, end of period..........    $ 10.90      $ 20.20      $ 20.98          $13.88
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Total investment return  (f)............     (33.01)%       1.29%       51.15%          22.20%
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 6,396      $16,709      $16,308          $1,365
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.22%       (0.16)%      (0.60)%         10.87%
  Without reimbursement and/or expense
   reductions...........................       0.97%       (0.38)%      (1.30)%          2.94%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.24%        1.20%        1.19%           1.14%
  Without reimbursement and/or expense
   reductions...........................       1.49%        1.42%        1.89%           9.07%
Ratio of interest expense to average net
 assets.................................       0.04%          --%          --%             --%
Portfolio turnover......................        305%         315%         199%            875%

--------------------------------------------------------------------------------

                                                                     GT GLOBAL
                                            ------------------------------------------------------------
                                                             VARIABLE NEW PACIFIC FUND
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 10.50      $ 18.02      $ 13.92      $ 14.01      $ 16.07
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........       0.27(a)      0.26(b)      0.13(c)      0.20(d)      0.08(e)
  Net realized and unrealized gain
   (loss) on investments................      (1.80)       (7.61)        4.16        (0.23)       (2.08)
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................      (1.53)       (7.35)        4.29        (0.03)       (2.00)
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............      (0.25)       (0.10)       (0.19)       (0.06)       (0.06)
  From net realized gain on
   investments..........................         --        (0.07)          --           --           --
  In excess of net investment income....         --           --           --           --           --
  In excess of net realized gain on
   investments..........................         --           --           --           --           --
  Return of capital.....................         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (0.25)       (0.17)       (0.19)       (0.06)       (0.06)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $  8.72      $ 10.50      $ 18.02      $ 13.92      $ 14.01
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............     (14.54)%     (41.11)%      30.97%       (0.21)%     (12.47)%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $11,010      $16,490      $32,670      $23,025      $19,391
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       2.38%        1.50%        0.88%        1.27%        0.83%
  Without reimbursement and/or expense
   reductions...........................       1.85%        1.16%        0.60%        1.74%        0.48%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.23%        1.09%        1.12%        1.14%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.76%        1.43%        1.40%        1.61%        1.60%
Ratio of interest expense to average net
 assets.................................       0.02%          --%          --%          --%          --%
Portfolio turnover......................        102%          93%          70%          67%          30%

                                                                     GT GLOBAL
                                            ------------------------------------------------------------

                                                                VARIABLE EUROPE FUND
                                            ------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 22.52      $ 21.34      $ 16.52      $ 15.22      $ 15.33
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........       0.08(a)      0.05(b)      0.05(c)      0.18(d)      0.16(e)
  Net realized and unrealized gain
   (loss) on investments................       3.74         3.10         4.93         1.28        (0.25)
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................       3.82         3.15         4.98         1.46        (0.09)
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............      (0.05)       (0.06)       (0.16)       (0.16)          --
  From net realized gain on
   investments..........................      (2.97)       (1.91)          --           --        (0.02)
  In excess of net investment income....         --           --           --           --           --
  In excess of net realized gain on
   investments..........................         --           --           --           --           --
  Return of capital.....................         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (3.02)       (1.97)       (0.16)       (0.16)       (0.02)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $ 23.32      $ 22.52      $ 21.34      $ 16.52      $ 15.22
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............      15.98%       15.15%       30.25%        9.66%       (0.59)%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $32,617      $27,410      $24,537      $15,641      $15,020
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       0.34%        0.22%        0.36%        1.12%        1.48%
  Without reimbursement and/or expense
   reductions...........................       0.30%        0.01%        0.09%        0.60%        1.07%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.23%        1.20%        1.20%        1.20%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.27%        1.41%        1.47%        1.72%        1.66%
Ratio of interest expense to average net
 assets.................................       0.32%          --%          --%          --%          --%
Portfolio turnover......................        107%         117%          56%         123%          61%

------------------------

 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.

    The accompanying notes are an integral part of the financial statements.

                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                             GT GLOBAL
                                                    ------------------------------------------------------------
                                                                         MONEY MARKET FUND
                                                    ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      1998         1997         1996         1995         1994
                                                    --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period..............  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                    --------     --------     --------     --------     --------
  Net investment income (loss)....................     0.05(a)      0.05(b)      0.05(c)      0.05(d)      0.03(e)
  Net realized and unrealized gain (loss) on
   investments....................................       --           --           --           --           --
                                                    --------     --------     --------     --------     --------
    Net increase (decrease) resulting from
     operations...................................     0.05         0.05         0.05         0.05         0.03
                                                    --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income......................    (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
  From net realized gain on investments...........       --           --           --           --           --
                                                    --------     --------     --------     --------     --------
    Total distributions...........................    (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
                                                    --------     --------     --------     --------     --------
Net asset value, end of period....................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                    --------     --------     --------     --------     --------
                                                    --------     --------     --------     --------     --------
Total investment return  (f)......................     5.22%        4.96%        4.75%        5.26%        3.48%
                                                    --------     --------     --------     --------     --------
                                                    --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............  $31,588      $26,964      $19,794      $14,891      $19,474
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)..................................     4.70%        4.77%        4.67%        5.15%        3.70%
  Without reimbursement and/or expense
   reductions.....................................     4.70%        4.73%        4.57%        4.85%        3.64%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)..................................     0.73%        0.75%        0.75%        0.75%        0.75%
  Without reimbursement and/or expense
   reductions.....................................     0.73%        0.79%        0.85%        1.05%        0.81%
Ratio of interest expense to average net assets...      N/A          N/A          N/A          N/A          N/A
Portfolio turnover................................      N/A          N/A          N/A          N/A          N/A

--------------------------------------------------------------------------------

                                                                                 GT GLOBAL
                                                    --------------------------------------------------------------------
                                                                        VARIABLE INTERNATIONAL FUND
                                                    --------------------------------------------------------------------
                                                                                                          JULY 5, 1994
                                                                                                        (COMMENCEMENT OF
                                                                YEAR ENDED DECEMBER 31,                  OPERATIONS) TO
                                                    -----------------------------------------------       DECEMBER 31,
                                                      1998         1997         1996         1995             1994
                                                    --------     --------     --------     --------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period..............  $ 12.72      $ 11.91      $ 11.01      $ 11.25          $12.00
                                                    --------     --------     --------     --------       --------
  Net investment income (loss)....................     0.10* (a)    0.15(b)      0.05(c)      0.09(d)         0.06(e)
  Net realized and unrealized gain (loss) on
   investments....................................    (0.11)        0.68         0.89        (0.22)          (0.76)
                                                    --------     --------     --------     --------       --------
    Net increase (decrease) resulting from
     operations...................................    (0.01)        0.83         0.94        (0.13)          (0.70)
                                                    --------     --------     --------     --------       --------
Distributions to shareholders:
  From net investment income......................    (0.09)       (0.02)          --        (0.09)          (0.05)
  From net realized gain on investments...........    (0.75)          --        (0.04)       (0.02)             --
                                                    --------     --------     --------     --------       --------
    Total distributions...........................    (0.84)       (0.02)       (0.04)       (0.11)          (0.05)
                                                    --------     --------     --------     --------       --------
Net asset value, end of period....................  $ 11.87      $ 12.72      $ 11.91      $ 11.01          $11.25
                                                    --------     --------     --------     --------       --------
                                                    --------     --------     --------     --------       --------
Total investment return  (f) +....................    (0.64)%       6.93%        8.52%       (1.14)%         (5.81)%
                                                    --------     --------     --------     --------       --------
                                                    --------     --------     --------     --------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............  $ 7,327      $ 5,929      $ 4,782      $ 3,663          $2,229
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)++................................     1.64%        1.22%        0.48%        0.93%           3.33%
  Without reimbursement and/or expense
   reductions++...................................     0.56%        0.05%       (0.86)%      (1.35)%         (2.56)%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)++................................     1.25%        1.14%        1.15%        1.25%           0.69%
  Without reimbursement and/or expense
   reductions++...................................     2.33%        2.31%        2.49%        3.53%           6.58%
Ratio of interest expense to average net assets...     0.09%          --%          --%          --%             --%
Portfolio turnover++..............................      105%         112%          92%         107%             17%

------------------------

  *  Calculated based upon average shares outstanding during the period.
 (a) Includes reimbursement of Fund operating expenses of $0.09 for the Variable International Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.06 for the Variable International Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.14 for the Variable International Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.22 for the Variable International Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.11 for the Variable International Fund (Note 2).
 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust (the "Trusts") were each organized as a Delaware business trust on May 29, 1998. Previously they were Massachusetts business trusts organized on May 26, 1992 and September 17, 1992, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five series of shares of beneficial interest: GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine series of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The series of shares of beneficial interest for the two trusts are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange or on the Nasdaq National Market System in which such securities are primarily traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.

Long-term debt obligations are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when
A I M Advisors, Inc. (the "Manager") deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by, or under the direction of, each of the Trusts' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, each Trusts' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which

                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statements of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carry-forwards.

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $  190,054       2003
 ............................................................      972,721       2006
Variable Global Government Income...........................      353,306       2002
Variable Latin America......................................    3,071,451       2006
Variable Emerging Markets...................................    4,606,893       2006
Variable Infrastructure.....................................      277,239       2006
Variable Natural Resources..................................    4,305,511       2006
Variable America............................................    1,644,845       2006
Variable New Pacific........................................    4,172,104       2006
Money Market................................................          144       2006

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(M) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund and the Variable Government Income Fund have set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(N) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral receive by the Fund:

                                                                                              YEAR
                                                                                             ENDED
                                                                                            DECEMBER
                                                                                              31,
                                                                   DECEMBER 31, 1998          1998
                                                              ----------------------------  --------
                                                              AGGREGATE VALUE      CASH       FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL  RECEIVED
------------------------------------------------------------  ---------------   ----------  --------
Variable Strategic Income Fund..............................    $  313,172      $  332,671  $32,575
Variable Global Government Income Fund......................       122,069         125,666    5,624
Variable U.S. Government Income Fund........................            --              --       --
Variable Latin America Fund.................................     1,912,734       1,956,038   11,570
Variable Growth & Income Fund...............................       764,768         822,148   33,804
Variable Telecommunications Fund............................     6,333,925       6,425,465   52,374
Variable Emerging Markets Fund..............................        62,385          66,413    5,764
Variable Infrastructure Fund................................        23,532          23,986    2,191
Variable Natural Resources Fund.............................            --              --    1,057
Variable America Fund.......................................     4,403,404       4,438,785   23,815
Variable New Pacific Fund...................................       140,827         148,825   23,633
Variable Europe Fund........................................     1,212,962       1,283,449   38,173
Money Market Fund...........................................            --              --       --
Variable International Fund.................................        29,474          30,500    5,867

For international securities, cash collateral is received by a Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(O) LINE OF CREDIT
The Funds, along with certain other funds advised and/or administered by the Manager, have a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Funds and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Funds are limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, outstanding loan balances are as follows:

GT GLOBAL
------------------------------------------------------------
Variable Latin America......................................          $        48,000
Variable America............................................                  227,000
Variable New Pacific........................................                   42,000

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding), the weighted average interest rate, interest expense for loans and other interest expense are as follows:

                                                                                  YEAR ENDED DECEMBER 31, 1998
                                                              ---------------------------------------------------------------------
                                                                         AVERAGE               AVERAGE DAILY
GT GLOBAL                                                       OUTSTANDING DAILY BALANCE      INTEREST RATE     INTEREST EXPENSE
------------------------------------------------------------  ------------------------------  ----------------  -------------------
Variable Strategic Income Fund..............................         $      1,335,329              6.29%            $    38,936
Variable Global Government Income Fund......................                  137,155              6.11%                  3,746
Variable U.S. Government Income Fund........................                  326,945              5.89%                  4,871
Variable Latin America Fund.................................                  519,080              6.18%                 22,260
Variable Growth & Income Fund...............................                1,800,436              6.18%                 23,031
Variable Telecommunications Fund............................                1,272,621              5.98%                  7,062
Variable Emerging Markets Fund..............................                  486,968              6.25%                 15,969
Variable Infrastructure Fund................................                       --                --                      --
Variable Natural Resources Fund.............................                  476,745              6.26%                  4,560
Variable America Fund.......................................                  850,226              6.22%                 32,363
Variable New Pacific Fund...................................                  763,684              5.67%                  2,258
Variable Europe Fund........................................                2,927,500              6.23%                117,469
Money Market Fund...........................................                       --                --                      --
Variable International Fund.................................                  470,038              6.34%                  5,472


GT GLOBAL                                                      OTHER INTEREST
------------------------------------------------------------  ----------------
Variable Strategic Income Fund..............................     $      950
Variable Global Government Income Fund......................          2,212
Variable U.S. Government Income Fund........................             --
Variable Latin America Fund.................................             34
Variable Growth & Income Fund...............................             38
Variable Telecommunications Fund............................             --
Variable Emerging Markets Fund..............................            997
Variable Infrastructure Fund................................             --
Variable Natural Resources Fund.............................             --
Variable America Fund.......................................             --
Variable New Pacific Fund...................................             57
Variable Europe Fund........................................            600
Money Market Fund...........................................             --
Variable International Fund.................................          1,111

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager") is the Funds' investment manager and administrator. INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the investment sub-advisor and sub-administrator for the GT Global Variable New Pacific Fund, GT Global Variable America Fund, GT Global Money Market Fund, GT Global Variable Strategic Income Fund, and GT Global Variable U.S. Government Income Fund. INVESCO Asset Management Ltd. is the investment sub-advisor and sub-administrator for the GT Global Variable Europe Fund, GT Global Variable International Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Global Government Income Fund, and GT Global Variable Emerging Markets Fund. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Effective September 8, 1998, A I M Fund Services, Inc., a wholly owned subsidiary of the Manager and a registered transfer agent, became the exclusive transfer agent of the Funds, replacing GT Global Investor Services, Inc. ("GT Services").

The Money Market Fund pays the Manager an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Manager an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Manager an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, The Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Trusts and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriter commissions of $110,571 were retained by GT Global for the fiscal year ended December 31, 1998.

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

Each trustee who is not a director, officer or employee of the Sub-Advisor or any affiliated company is paid an annual retainer of $2,000 by the G.T. Global Variable Investment Series and $3,000 by The G.T. Global Variable Investment Trust.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the year ended December 31, 1998:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $23,554,195       42,765,852
Variable Global Government Income Fund......................     7,152,128        11,647,260
Variable U.S. Government Income Fund........................    11,145,521         6,250,274
Variable Latin America Fund.................................            --         7,225,850
Variable Growth & Income Fund...............................     8,061,349        29,281,948
Variable Telecommunications Fund............................            --        46,858,721

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Variable Emerging Markets Fund..............................            --        10,389,254
Variable Infrastructure Fund................................            --         7,492,685
Variable Natural Resources Fund.............................            --        31,609,298
Variable America Fund.......................................            --        73,409,469
Variable New Pacific Fund...................................            --        11,503,362
Variable Europe Fund........................................            --        37,890,302
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         6,062,304

                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $25,022,246       43,757,504
Variable Global Government Income Fund......................     5,876,417        12,109,900
Variable U.S. Government Income Fund........................     8,508,852         8,065,822
Variable Latin America Fund.................................            --        15,899,529
Variable Growth & Income Fund...............................     7,133,351        34,629,475
Variable Telecommunications Fund............................            --        60,618,507
Variable Emerging Markets Fund..............................            --        15,482,461
Variable Infrastructure Fund................................            --         9,932,794
Variable Natural Resources Fund.............................            --        37,024,539
Variable America Fund.......................................            --        82,068,537
Variable New Pacific Fund...................................            --        17,716,415
Variable Europe Fund........................................            --        44,495,204
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         7,529,514

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1998                DECEMBER 31, 1997
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,816,625  $    23,767,440        2,611,339  $    35,310,968
Shares issued in connection with reinvestment of
  distributions.............................................         136,638        1,758,665          151,821        2,041,389
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,953,263       25,526,105        2,763,160       37,352,357
Shares repurchased..........................................      (2,303,971)     (30,081,222)      (3,005,617)     (40,609,980)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (350,708) $    (4,555,117)        (242,457) $    (3,257,623)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND                  SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,715,212  $    20,223,251          380,383  $     4,229,682
Shares issued in connection with reinvestment of
  distributions.............................................          41,526          475,583           55,693          616,309
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,756,738       20,698,834          436,076        4,845,991
Shares repurchased..........................................      (1,756,512)     (20,697,844)        (606,738)      (6,739,965)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................             226  $           990         (170,662) $    (1,893,974)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,208,175  $    14,490,714          498,606  $     5,752,236
Shares issued in connection with reinvestment of
  distributions.............................................          31,559          375,753           26,692          304,964
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,239,734       14,866,467          525,298        6,057,200
Shares repurchased..........................................      (1,259,952)     (15,145,687)        (375,888)      (4,324,042)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (20,218) $      (279,220)         149,410  $     1,733,158
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE LATIN AMERICA FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,541,263  $    18,118,194        2,970,336  $    50,446,691
Shares issued in connection with reinvestment of
  distributions.............................................          34,214          451,963               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,575,477       18,570,157        2,970,336       50,446,691
Shares repurchased..........................................      (2,239,082)     (28,159,725)      (2,821,639)     (48,320,307)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (663,605) $    (9,589,568)         148,697  $     2,126,384
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND                           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       3,937,752  $    80,249,994        4,454,366  $    78,690,743
Shares issued in connection with reinvestment of
  distributions.............................................          90,392        1,853,175           78,960        1,391,332
                                                              --------------  ---------------  ---------------  ---------------
                                                                   4,028,144       82,103,169        4,533,326       80,082,075
Shares repurchased..........................................      (4,150,799)     (84,657,906)      (4,032,695)     (71,425,393)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (122,655) $    (2,554,737)         500,631  $     8,656,682
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND                        SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,494,268  $    49,416,214        2,426,702  $    45,966,546
Shares issued in connection with reinvestment of
  distributions.............................................         293,286        5,760,403          435,369        7,777,355
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,787,554       55,176,617        2,862,071       53,743,901
Shares repurchased..........................................      (3,130,421)     (61,528,494)      (2,644,456)     (49,940,160)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (342,867) $    (6,351,877)         217,615  $     3,803,741
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       3,892,065  $    34,837,323        4,408,199  $    64,017,931
Shares issued in connection with reinvestment of
  distributions.............................................          93,799          836,683           90,221        1,368,634
                                                              --------------  ---------------  ---------------  ---------------
                                                                   3,985,864       35,674,006        4,498,420       65,386,565
Shares repurchased..........................................      (4,568,030)     (41,673,104)      (4,305,787)     (63,118,511)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (582,166) $    (5,999,098)         192,633  $     2,268,054
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1998                DECEMBER 31, 1997
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND                            SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         105,509  $     1,796,719          361,007  $     6,149,550
Shares issued in connection with reinvestment of
  distributions.............................................           4,325           76,385           28,498          479,059
                                                              --------------  ---------------  ---------------  ---------------
                                                                     109,834        1,873,104          389,505        6,628,609
Shares repurchased..........................................        (277,458)      (4,691,541)        (222,095)      (3,775,850)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (167,624) $    (2,818,437)         167,410  $     2,852,759
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE NATURAL RESOURCES FUND                         SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         922,163  $    16,227,734        2,023,682  $    42,194,979
Shares issued in connection with reinvestment of
  distributions.............................................         153,430        1,999,188           42,776          762,160
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,075,593       18,226,922        2,066,458       42,957,139
Shares repurchased..........................................      (1,316,239)     (21,972,187)      (2,016,632)     (41,865,469)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (240,646) $    (3,745,265)          49,826  $     1,091,670
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE AMERICA FUND                                   SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       3,186,300  $    64,281,189        2,483,444  $    49,803,360
Shares issued in connection with reinvestment of
  distributions.............................................         307,353        6,036,408           93,176        1,750,776
                                                              --------------  ---------------  ---------------  ---------------
                                                                   3,493,653       70,317,597        2,576,620       51,554,136
Shares repurchased..........................................      (3,495,956)     (70,230,812)      (2,660,773)     (53,234,901)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................          (2,303) $        86,785          (84,153) $    (1,680,765)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE NEW PACIFIC FUND                               SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................      20,013,836  $   173,702,796       11,514,400  $   181,130,875
Shares issued in connection with reinvestment of
  distributions.............................................          42,293          351,881           17,420          306,408
                                                              --------------  ---------------  ---------------  ---------------
                                                                  20,056,129      174,054,677       11,531,820      181,437,283
Shares repurchased..........................................     (20,363,468)    (178,627,344)     (11,774,960)    (187,117,722)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (307,339) $    (4,572,667)        (243,140) $    (5,680,439)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EUROPE FUND                                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................      14,680,383  $   350,325,948        6,563,342  $   144,699,282
Shares issued in connection with reinvestment of
  distributions.............................................         158,305        3,979,783          115,031        2,473,175
                                                              --------------  ---------------  ---------------  ---------------
                                                                  14,838,688      354,305,731        6,678,373      147,172,457
Shares repurchased                                               (14,656,866)    (353,100,071)      (6,610,990)    (146,386,879)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         181,822  $     1,205,660           67,383  $       785,578
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL MONEY MARKET FUND                                       SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................     725,552,665  $   725,552,665      523,529,726  $   523,529,726
Shares issued in connection with reinvestment of
  distributions.............................................       1,623,136        1,623,136          988,414          988,414
                                                              --------------  ---------------  ---------------  ---------------
                                                                 727,175,801      727,175,801      524,518,140      524,518,140
Shares repurchased..........................................    (722,552,277)    (722,552,277)    (517,347,993)    (517,347,993)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................       4,623,524  $     4,623,524        7,170,147  $     7,170,147
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE INTERNATIONAL FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       6,352,235  $    78,872,062        2,840,820  $    35,258,127
Shares issued in connection with reinvestment of
  distributions.............................................          40,537          528,201              621            7,912
                                                              --------------  ---------------  ---------------  ---------------
                                                                   6,392,772       79,400,263        2,841,441       35,266,039
Shares repurchased..........................................      (6,241,572)     (78,024,723)      (2,776,796)     (34,648,323)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         151,200  $     1,375,540           64,645  $       617,716
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                                 YEAR ENDED
GT GLOBAL                                                     DECEMBER 31, 1998
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $   --
Variable Global Government Income Fund......................           --
Variable U.S. Government Income Fund........................           --
Variable Latin America Fund.................................           --
Variable Growth & Income Fund...............................        1,847
Variable Telecommunications Fund............................        4,242
Variable Emerging Markets Fund..............................          828
Variable Infrastructure Fund................................          526
Variable Natural Resources Fund.............................        5,815
Variable America Fund.......................................        4,222
Variable New Pacific Fund...................................        4,911
Variable Europe Fund........................................        1,171
Money Market Fund...........................................           --
Variable International Fund.................................          272

--------------
FEDERAL TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1998:

                                                                                                                           CAPITAL
                                                                                                                            GAIN
FUND                                                                                                                      DIVIDEND
-----------------------------------------------------------------------------------------------------------------------  -----------
GT Global Variable Latin America Fund..................................................................................  $   147,131
GT Global Variable Growth & Income Fund................................................................................      689,824
GT Global Variable Telecommunications Fund.............................................................................    3,325,289
GT Global Variable Emerging Markets Fund...............................................................................      832,035
GT Global Variable Natural Resources Fund..............................................................................      348,549
GT Global Variable America Fund........................................................................................      661,911
GT Global Variable Europe Fund.........................................................................................    1,622,947
GT Global Variable International Fund..................................................................................      161,464

                                      F75

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of the GT Global Variable Investment Trust comprising the following Funds: GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Telecommunications Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Infrastructure Fund, GT Global Variable Natural Resources Fund, and the GT Global Variable Investment Series comprising the following Funds: GT Global Variable America Fund, GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Money Market Fund, and GT Global Variable International Fund (collectively, "the Funds"):

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

                                      F76

PROXY RESULTS (UNAUDITED)

GT GLOBAL VARIABLE STRATEGIC INCOME FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................       1,868,938        67,524       119,009
(2)(b) Approval of sub-advisory and sub-administration contract....      1,877,403        44,742       133,325
(3)(a) Modification of Fundamental Restriction on Concentration....      1,851,158        95,604       108,708
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       1,851,581        95,181       108,708
(3)(c) Modification of Fundamental Restriction on Making Loans.....      1,851,581        95,181       108,708
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       1,851,581        95,181       108,708
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       1,851,581        95,181       108,708
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       1,851,581        95,181       108,708
(3)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       1,851,581        95,181       108,708
(3)(h) Elimination of Fundamental Restriction on Investing in
       Futures Contracts..........................................       1,851,581        95,181       108,708
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...      1,851,581        95,181       108,708
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       1,851,581        95,181       108,708
(3)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................       1,851,581        95,181       108,708
(3)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Trustees of
       Each Company and Its Affiliates Own Securities.............       1,851,581        95,181       108,708
(3)(m) Elimination of Fundamental Restriction on Investing in
       Securities of Companies That Have Been in Operation for
       Less than Three Years......................................       1,851,581        95,181       108,708
(3)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................       1,851,581        95,181       108,708
(3)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       1,851,581        95,181       108,708
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

                                      F77

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................         673,057           150        33,643
(2)(b) Approval of sub-advisory and sub-administration contract....        652,299         2,800        51,750
(3)(a) Modification of Fundamental Restriction on Concentration....        660,363         4,101        42,385
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................         660,363         4,101        42,385
(3)(c) Modification of Fundamental Restriction on Making Loans.....        660,363         4,101        42,385
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................         660,363         4,101        42,385
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................         660,363         4,101        42,385
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................         660,363         4,101        42,385
(3)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................         660,363         4,101        42,385
(3)(h) Elimination of Fundamental Restriction on Investing in
       Futures Contracts..........................................         660,363         4,101        42,385
(3)(i) Elimination of Fundamental Restriction on Investing in
       Illiquid Securities........................................         660,363         4,101        42,385
(3)(j) Elimination of Fundamental Restriction on Pledging Assets...        660,363         4,101        42,385
(3)(k) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................         660,363         4,101        42,385
(3)(l) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................         660,363         4,101        42,385
(3)(m) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Trustees of
       Each Company and Its Affiliates Own Securities.............         660,363         4,101        42,385
(3)(n) Elimination of Fundamental Restriction on Investing in
       Securities of Companies That Have Been in Operation for
       Less than Three Years......................................         660,363         4,101        42,385
(3)(o) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................         660,363         4,101        42,385
(3)(p) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................         660,363         4,101        42,385
(4)   To approve an agreement and plan of conversion and
       termination for the Trust..................................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438

                                      F78

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................         460,038         2,897        51,129
(2)(b) Approval of sub-advisory and sub-administration contract....        447,559         1,614        64,891
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................         456,306        14,492        43,266
(3)(b) Modification of Fundamental Restriction on Concentration....        456,306        14,492        43,266
(3)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................         456,306        14,492        43,266
(3)(d) Modification of Fundamental Restriction on Making Loans.....        456,306        14,492        43,266
(3)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................         456,306        14,492        43,266
(3)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................         456,306        14,492        43,266
(3)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................         456,306        14,492        43,266
(3)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................         456,306        14,492        43,266
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...        456,306        14,492        43,266
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................         456,306        14,492        43,266
(3)(k) Elimination of Fundamental Restriction on Purchasing
       Securities on Selling Securities Short.....................         456,306        14,492        43,266
(3)(l) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................         456,306        14,492        43,266
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE LATIN AMERICA FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................       1,326,283        48,620        68,505
(2)(b) Approval of sub-advisory and sub-administration contract....      1,326,982        37,363        79,063
(3)(a) Modification of Fundamental Restriction on Concentration....      1,319,737        38,282        85,388
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       1,320,031        37,988        85,388
(3)(c) Modification of Fundamental Restriction on Making Loans.....      1,320,031        37,988        85,388
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       1,320,031        37,988        85,388
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       1,320,031        37,988        85,388
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       1,320,031        37,988        85,388
(3)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       1,320,031        37,988        85,388
(3)(h) Elimination of Fundamental Restriction on Pledging Assets...      1,320,031        37,988        85,388
(3)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       1,320,031        37,988        85,388

                                      F79

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(3)(j) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       1,320,031        37,988        85,388
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE GROWTH & INCOME FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................       2,536,910        52,215       111,271
(2)(b) Approval of sub-advisory and sub-administration contract....      2,487,625        64,599       148,172
(3)(a) Modification of Fundamental Restriction on Concentration....      2,491,633        80,073       128,689
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       2,491,633        80,073       128,689
(3)(c) Modification of Fundamental Restriction on Making Loans.....      2,491,633        80,073       128,689
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       2,491,633        80,073       128,689
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       2,491,633        80,073       128,689
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       2,491,633        80,073       128,689
(3)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       2,491,633        80,073       128,689
(3)(h) Elimination of Fundamental Restriction on Investing in
       Illiquid Securities........................................       2,491,633        80,073       128,689
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...      2,491,633        80,073       128,689
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       2,491,633        80,073       128,689
(3)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................       2,491,633        80,073       128,689
(3)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Trustees of
       Each Company and Its Affiliates Own Securities.............       2,491,633        80,073       128,689
(3)(m) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       2,491,633        80,073       128,689
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

                                      F80

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants. The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................       3,354,622       159,017       135,507
(2)(b) Approval of sub-advisory and sub-administration contract....      3,346,683       126,728       175,734
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................       3,295,419       169,309       184,418
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       3,295,419       169,309       184,418
(3)(c) Modification of Fundamental Restriction on Making Loans.....      3,296,306       168,422       184,418
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       3,296,306       168,422       184,418
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       3,296,306       168,422       184,418
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       3,296,306       168,422       184,418
(3)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       3,296,306       168,422       184,418
(3)(h) Elimination of Fundamental Restriction on Pledging Assets...      3,296,306       168,422       184,418
(3)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       3,296,306       168,422       184,418
(3)(j) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       3,296,306       168,422       184,418
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE EMERGING MARKETS FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................       1,055,770       102,810        27,604
(2)(b) Approval of sub-advisory and sub-administration contract....      1,080,670        78,578        26,940
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................       1,082,600        71,119        32,469

                                      F81

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(3)(b) Modification of Fundamental Restriction on Concentration....      1,082,600        71,119        32,469
(3)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       1,082,600        71,119        32,469
(3)(d) Modification of Fundamental Restriction on Making Loans.....      1,082,600        71,119        32,469
(3)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       1,082,600        71,119        32,469
(3)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................       1,082,600        71,119        32,469
(3)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................       1,081,522        70,071        32,469
(3)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       1,082,600        71,119        32,469
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...      1,082,600        71,119        32,469
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       1,082,600        71,119        32,469
(3)(k) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       1,082,600        71,119        32,469
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE INFRASTRUCTURE FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

                                      F82

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................         440,335        29,160        16,293
(2)(b) Approval of sub-advisory and sub-administration contract....        458,117        12,175        15,496
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................         458,203         7,380        20,204
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................         458,203         7,380        20,204
(3)(c) Modification of Fundamental Restriction on Making Loans.....        458,203         7,380        20,204
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................         458,203         7,380        20,204
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................         458,203         7,380        20,204
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................         458,203         7,380        20,204
(3)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................         458,203         7,380        20,204
(3)(h) Elimination of Fundamental Restriction on Pledging Assets...        458,203         7,380        20,204
(3)(I) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................         458,203         7,380        20,204
(3)(j) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................         458,203         7,380        20,204
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE NATURAL RESOURCES FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Trust, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      13,497,079           N/A        59,438
      Frank S. Bayley.............................................      13,497,079           N/A        59,438
      William J. Guilfoyle........................................      13,497,079           N/A        59,438
      Arthur C. Patterson.........................................      13,497,079           N/A        59,438
      Ruth H. Quigley.............................................      13,497,079           N/A        59,438
(2)(a) Approval of investment management and administration
       contract...................................................         745,488        44,943        24,780
(2)(b) Approval of sub-advisory and sub-administration contract....        757,424        32,728        25,060
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................         737,334        51,321        26,557
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................         737,334        51,321        26,557
(3)(c) Modification of Fundamental Restriction on Making Loans.....        737,334        51,321        26,557
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................         737,334        51,321        26,557
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................         737,334        51,321        26,557
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................         737,334        51,321        26,557
(3)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................         737,334        51,321        26,557
(3)(h) Elimination of Fundamental Restriction on Pledging Assets...        737,334        51,321        26,557

                                      F83

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(3)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................         737,334        51,321        26,557
(3)(j) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Funds' Assets in an Open-End
       Fund.......................................................         737,334        51,321        26,557
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................      12,388,320       463,230       704,970
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      12,978,161       134,974       443,384

GT GLOBAL VARIABLE AMERICA FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Series, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      30,675,312           N/A       107,155
      Frank S. Bayley.............................................      30,675,312           N/A       107,155
      William J. Guilfoyle........................................      30,675,312           N/A       107,155
      Arthur C. Patterson.........................................      30,675,312           N/A       107,155
      Ruth H. Quigley.............................................      30,675,312           N/A       107,155
(2)(a) Approval of investment management and administration
       contract...................................................       1,788,825        81,568        87,819
(2)(b) Approval of sub-advisory and sub-administration contract....      1,762,680        90,164       105,368
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................       1,755,584       104,333        98,295
(3)(b) Modification of Fundamental Restriction on Concentration....      1,755,584       104,333        98,295
(3)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       1,755,584       104,333        98,295
(3)(d) Modification of Fundamental Restriction on Making Loans.....      1,755,584       104,333        98,295
(3)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       1,755,584       104,333        98,295
(3)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................       1,755,584       104,333        98,295
(3)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................       1,755,584       104,333        98,295
(3)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       1,755,584       104,333        98,295
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...      1,755,584       104,333        98,295
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       1,755,584       104,333        98,295
(3)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................       1,755,584       104,333        98,295
(3)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Trustees of
       Each Company and Its Affiliates Own Securities.............       1,755,584       104,333        98,295
(3)(m) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................       1,755,584       104,333        98,295
(3)(n) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............       1,755,584       104,333        98,295
(3)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       1,755,584       104,333        98,295
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................      28,296,983     1,736,005       749,478
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................      29,939,863       217,835       624,768

                                      F84

GT GLOBAL VARIABLE NEW PACIFIC FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Series, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      30,675,312           N/A       107,155
      Frank S. Bayley.............................................      30,675,312           N/A       107,155
      William J. Guilfoyle........................................      30,675,312           N/A       107,155
      Arthur C. Patterson.........................................      30,675,312           N/A       107,155
      Ruth H. Quigley.............................................      30,675,312           N/A       107,155
(2)(a) Approval of investment management and administration
       contract...................................................       1,411,748        18,040        75,926
(2)(b) Approval of sub-advisory and sub-administration contract....      1,395,385        21,977        88,351
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................       1,392,638        21,406        91,670
(3)(b) Modification of Fundamental Restriction on Concentration....      1,392,638        21,406        91,670
(3)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       1,393,989        20,055        91,670
(3)(d) Modification of Fundamental Restriction on Making Loans.....      1,393,989        20,055        91,670
(3)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       1,393,989        20,055        91,670
(3)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................       1,393,989        20,055        91,670
(3)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................       1,393,317        20,727        91,670
(3)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       1,393,989        20,055        91,670
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...      1,393,989        20,055        91,670
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       1,393,989        20,055        91,670
(3)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................       1,393,989        20,055        91,670
(3)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Trustees of
       Each Company and Its Affiliates Own Securities.............       1,393,989        20,055        91,670
(3)(m) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................       1,393,989        20,055        91,670
(3)(n) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............       1,393,989        20,055        91,670
(3)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       1,393,989        20,055        91,670
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................      28,296,983     1,736,005       749,478
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................      29,939,863       217,835       624,768

GT GLOBAL VARIABLE EUROPE FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Series, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

                                      F85

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      30,675,312           N/A       107,155
      Frank S. Bayley.............................................      30,675,312           N/A       107,155
      William J. Guilfoyle........................................      30,675,312           N/A       107,155
      Arthur C. Patterson.........................................      30,675,312           N/A       107,155
      Ruth H. Quigley.............................................      30,675,312           N/A       107,155
(2)(a) Approval of investment management and administration
       contract...................................................       1,233,767       161,602        62,931
(2)(b) Approval of sub-advisory and sub-administration contract....      1,259,540       132,443        66,316
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................       1,271,515       134,156        52,629
(3)(b) Modification of Fundamental Restriction on Concentration....      1,271,515       134,156        52,629
(3)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       1,271,799       133,872        52,629
(3)(d) Modification of Fundamental Restriction on Making Loans.....      1,271,799       133,872        52,629
(3)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       1,271,799       133,872        52,629
(3)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................       1,271,799       133,872        52,629
(3)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................       1,271,799       133,872        52,629
(3)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       1,271,799       133,872        52,629
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...      1,271,799       133,872        52,629
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       1,271,799       133,872        52,629
(3)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................       1,271,799       133,872        52,629
(3)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Trustees of
       Each Company and Its Affiliates Own Securities.............       1,271,799       133,872        52,629
(3)(m) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................       1,271,799       133,872        52,629
(3)(n) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............       1,271,799       133,872        52,629
(3)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       1,271,799       133,872        52,629
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................      28,296,983     1,736,005       749,478
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................      29,939,863       217,835       624,768

GT GLOBAL MONEY MARKET FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Series, a Delaware business trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      30,675,312           N/A       107,155
      Frank S. Bayley.............................................      30,675,312           N/A       107,155
      William J. Guilfoyle........................................      30,675,312           N/A       107,155
      Arthur C. Patterson.........................................      30,675,312           N/A       107,155
      Ruth H. Quigley.............................................      30,675,312           N/A       107,155
(2)(a) Approval of investment management and administration
       contract...................................................      23,433,757     1,207,976       665,520
(2)(b) Approval of sub-advisory and sub-administration contract....     23,254,811     1,533,338       519,105
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................      23,500,814     1,198,798       607,641
(3)(b) Modification of Fundamental Restriction on Concentration....     23,500,814     1,198,798       607,641

                                      F86

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(3)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      23,500,814     1,198,798       607,641
(3)(d) Modification of Fundamental Restriction on Making Loans.....     23,500,814     1,198,798       607,641
(3)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      23,500,814     1,198,798       607,641
(3)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................      23,500,814     1,198,798       607,641
(3)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................      23,500,814     1,198,798       607,641
(3)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................      23,500,814     1,198,798       607,641
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...     23,500,814     1,198,798       607,641
(3)(j) Elimination of Fundamental Restriction on Purchasing
       Securities Issued By Other Investment Companies............      23,500,814     1,198,798       607,641
(3)(k) Elimination of Fundamental Restriction on Purchasing Common
       Stocks, Preferred Stocks, Warrants or Other Equity
       Securities.................................................      23,500,814     1,198,798       607,641
(3)(l) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      23,500,814     1,198,798       607,641
(3)(m) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................      23,500,814     1,198,798       607,641
(3)(n) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      23,500,814     1,198,798       607,641
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................      28,296,983     1,736,005       749,478
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................      29,939,863       217,835       624,768

GT GLOBAL VARIABLE INTERNATIONAL FUND

A Special Meeting of Shareholders of G.T. Global Variable Investment Series, a Delaware business trust (the "Trust"), was held on May 20,1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve an agreement and plan of conversion and termination for the Trust.

(5) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      30,675,312           N/A       107,155
      Frank S. Bayley.............................................      30,675,312           N/A       107,155
      William J. Guilfoyle........................................      30,675,312           N/A       107,155
      Arthur C. Patterson.........................................      30,675,312           N/A       107,155
      Ruth H. Quigley.............................................      30,675,312           N/A       107,155
(2)(a) Approval of investment management and administration
       contract...................................................         463,759        78,898        10,331
(2)(b) Approval of sub-advisory and sub-administration contract....        463,759        78,898        10,331
(3)(a) Addition of Fundamental Restriction on Portfolio
       Diversification............................................         455,240        83,921        13,827
(3)(b) Modification of Fundamental Restriction on Concentration....        455,240        83,921        13,827
(3)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................         455,240        83,921        13,827
(3)(d) Modification of Fundamental Restriction on Making Loans.....        455,240        83,921        13,827
(3)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................         455,240        83,921        13,827
(3)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................         455,240        83,921        13,827
(3)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................         455,240        83,921        13,827
(3)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................         455,240        83,921        13,827
(3)(i) Elimination of Fundamental Restriction on Pledging Assets...        455,240        83,921        13,827
(3)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................         455,240        83,921        13,827
(3)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................         455,240        83,921        13,827

                                      F87

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(3)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Trustees of
       Each Company and Its Affiliates Own Securities.............         455,240        83,921        13,827
(3)(m) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................         455,240        83,921        13,827
(3)(n) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............         455,240        83,921        13,827
(3)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................         455,240        83,921        13,827
(4)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................      28,296,983     1,736,005       749,478
(5)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................      29,939,863       217,835       624,768

                                      F88

      [LOGO]

GT Global, Inc.
Fifty California Street
27th Floor
San Francisco, CA
94111-4624

GT GLOBAL, INC., PRINCIPAL UNDERWRITER AND DISTRIBUTOR
Policy Form #6000531

SELIC-AR-1